[GRAPHIC]

[FIRST AMERICAN FUNDS(TM) LOGO]

2002
ANNUAL REPORT

BOND FUNDS

OUR STRENGTH

WE ARE A PERFORMANCE-DRIVEN INDEPENDENT-STYLE FIRM, BACKED BY THE RESOUCES AND STABILITY OF A LEADING FINANCIAL ORGANIZATION.

OUR GOAL

SUPREIOR LONG-TERM PERFORMANCE.

OUR PLEDGE

WE TAILOR OUR APPROACH TO YOUR INVESTMENT NEEDS AND MEASURE THE PERFORMANCE AGAINST YOUR GOALS.

FIRST AMERICAN FUNDS

ON THE COVER

OUR CORPORATE CONSTITUTION

THIS STATEMENT IS DESIGNED TO CAPTURE THE CHARACTER AND AMBITION OF OUR FIRM. WE ARE FOUNDED ON STRENGTH, FOCUSED ON OUR GOAL, AND COMMITTED TO OUR PLEDGE.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN FUNDS.

TABLE OF CONTENTS

Message to Sharedholders                   1

Report of Independent Auditor's           21

Schedule of Investments                   22

Statements of Assets and Liabilities      50

Statements of Operations                  52

Statements of Change in Net Assets        54

Financial Highlights                      56

Notes to Financial Statements             64

Notes to Shareholders                     76

OUR FUND FAMILY

HIGHER RISK AND RETURN POTENTIAL

SECTOR FUNDS

INTERNATIONAL FUNDS

SMALL CAP FUNDS

MID CAP FUNDS

LARGE CAP FUNDS

INDEX FUNDS

GROWTH & INCOME FUNDS

ASSET ALLOCATION FUNDS

INCOME FUNDS

     -  Short Term Bond Fund

     -  U.S. Government Securities Fund

     -  Intermediate Term Bond Fund

     -  Bond IMMDEX(TM) Fund

     -  Fixed Income Fund

     -  Corporate Bond Fund

     -  High Yield Bond Fund

     -  Strategic Income Fund

TAX FREE INCOME FUNDS

MONEY MARKET FUNDS

LOWER RISK AND RETURN POTENTIAL


MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS NOVEMBER 15, 2002

     DEAR SHAREHOLDERS:

     In these times of challenges and uncertainty that affect nearly all investors, we want to thank you for the confidence you've shown in the First American Funds family. Although this past year has been a trying time for many of us, with numerous obstacles thrown in our path, our commitment to your financial success is stronger than ever.

     We continue to put the full extent of our resources and capabilities to work for your benefit, which includes better focusing those resources to serve your needs. We have made progress toward accomplishing this goal by merging funds with similar investment objectives within our fund family and making changes, in some cases substantial, to our fund portfolio management teams. We also continue to make advancements to our website, firstamericanfunds.com, a valuable tool for your investing needs.

     The importance of a diversified portfolio is as imperative now as it ever has been. At First American Funds, we provide a wide variety of investment vehicles to fit your investing needs, including the addition of new products to our existing line-up. This past year we added three new funds: the Ohio Tax Free Fund, which has an objective of providing income generally exempt from both state of Ohio and federal income tax; the Short Tax Free Fund, which has an objective of providing current income exempt from federal income tax to the extent consistent with preservation of capital; and the Intermediate Government Bond Fund, which has an objective of providing current income that is exempt from state income tax, to the extent consistent with preservation of capital. In addition, to help those of you working hard to save for college education for yourselves, your children, or your grandchildren, First American funds are now offered in a tax-advantaged 529 college savings plan. By continuing to make improvements such as these, we strive to provide answers to your ever-changing financial needs.

     We invite you to take a few minutes to review the results of the past year and the associated comments on the performance of the markets and your funds in the pages of this annual report. Once again, thank you for your support of the First American family of funds.

     Sincerely,


     /s/ Virginia L. Stringer   /s/ Thomas S. Schreier, Jr.  /s/ Mark Jordahl

     VIRGINIA L. STRINGER       THOMAS S. SCHREIER, JR.      MARK JORDAHL
     Chairperson of the Board   President                    Vice President,
     First American             First American                Investments
      Investment Funds, Inc.     Investment Funds, Inc.      First American
                                                              Investment Funds,
                                                              Inc.

                                         FIRST AMERICAN FUNDS ANNUAL REPORT 2002

A TIME OF CHALLENGE AND UNCERTAINTY

[GRAPHIC]

     Investors may be relieved that the past year is behind us. Rarely have there been periods where the investment markets were more difficult as the bear market environment, which began in early 2000, continued in full force.

     A wide array of challenges emerged over the past year to disrupt the investing environment. In October 2001, the nation was still reeling from the impact of the unprecedented terrorist attacks of September 11 and subsequent threats. War in Afghanistan was imminent and, later, tensions rose in the Middle East and between India and Pakistan, threatening to broaden the conflict. At home, corporate accounting problems that first came to prominence with the Enron scandal spread to a number of other prominent companies. On the economic front, the recovery that appeared to begin in early 2002 suddenly became less vibrant than many expected. Ultimately, there was little positive news to encourage investors.

     STOCKS RISE, THEN FALL

     What began as an optimistic view of the economy caused a brief rally in stocks in the closing months of 2001. However, the optimism faded as bad news overwhelmed the positive signals. This included limited spending by companies on new equipment. While government spending increased, particularly in areas related to defense and homeland security, it was up to consumers to keep the economy afloat.

     Unfortunately, this wasn't enough to improve corporate profitability to levels that could sustain stock prices. Although large-cap stocks were the hardest hit sector of the market, small- and mid-cap stocks also could not avoid the general weakness that dominated the market.

[GRAPHIC]

     BONDS THE BENEFICIARY AGAIN

     Interest rates began this past fiscal year at fairly low levels and, surprisingly, continued to decline for much of the year. This was a reflection of both a weaker-than-expected economic recovery and a desire by investors to find less volatile alternatives for their money. Once again, U.S. Treasury securities, as well as tax-exempt bonds issued by government entities, were the biggest beneficiaries of the interest-rate trend. But not all parts of the bond market participated in the rally. Corporate bonds, particularly those from lower-rated issuers, were negatively affected by many of the same factors that plagued the equity markets.

     POSITIVE FUNDAMENTALS FIGHT FOR CENTER STAGE

     While the economy is growing and corporate profits are improving, the headlines of the day have proven to be extremely distracting. Still, there are reasons to believe that better times are ahead. The U.S. economy is likely to continue to grow at a moderate level without triggering any serious inflation threat. As a result, the environment should improve for the stock market and still remain viable for bond investors. However, it seems likely that markets will continue to be somewhat volatile for the foreseeable future.

     Now, more than ever, it is important to be aware of all of the investment options available to you. A valuable lesson of the extended bear market is that an appropriately diversified portfolio is critical to help you both achieve your goals and do so within your comfort level. We're proud to offer you a full range of options in the First American family of funds that can help keep you on the right path in order to meet your financial goals. Thanks to our wide variety of investment choices, we're confident you can find solutions to help fulfill your objectives for years to come.

BOND IMMDEX(TM)

Investment Objective: HIGH CURRENT INCOME CONSISTENT WITH LIMITED RISK TO
CAPITAL

In the declining interest-rate environment of the past fiscal year, bonds generally offered positive returns relative to other markets. The First American Bond IMMDEX(TM) Fund (the "Fund") Class Y shares gained 6.44% (Class A shares earned 6.18% over the same period). By comparison, the Fund's benchmark, the Lehman U.S. Government/Credit Bond Index, gained 9.21% in the same period*.

The widely held belief that a recovery was in full bloom early in the fiscal year gave way to concern that it would not be as vibrant as anticipated. As a result, treasury yields ended the period sharply lower than where they had begun. This is a somewhat surprising development given the historically low level to which interest rates had already moved at the conclusion of the prior fiscal year. In that environment, the Fund's holdings of government bonds performed very well. An emphasis in 5- to 10-year maturity government securities proved particularly helpful to the Fund, relatively speaking.

The news was not as good for corporate bonds. A variety of concerns, ranging from accounting scandals to economic uncertainty, took a toll on this market sector. Names like Enron, Global Crossing, and Worldcom dominated the news and, in fact, these issues hurt the performance of the Fund. Additionally, less well-reported problems in other names, such as those in the airline industry, further challenged the Fund. The Fund's duration neutral posture ensured that these negative developments were not compounded by a bad call on interest rates.

As the year came to an end, the Fund held a slightly higher weighting in corporate bonds than that of the benchmark. Given expectations that the U.S. economy should be improving more noticeably from here, it is reasonable to expect confidence in companies' credit worthiness to enhance the prospects for corporate bond results. As such, management thinks that this area is likely to outperform the government market over the next 12 months. In the near term, management is cautious as 2002 comes to a close, but the spread advantage in corporate bonds may begin to pay off once this period of illiquidity and market jitters is past.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                                             SINCE INCEPTION(4)
                                                                            --------------------------------------------------
                                     1 YEAR       5 YEARS      10 YEARS      1/9/1995      3/1/1999    12/11/2000    9/24/2001
------------------------------------------------------------------------------------------------------------------------------
Class A NAV                           6.18%         7.10%           --          8.17%           --            --            --

Class A POP                           1.68%         6.17%           --          7.57%           --            --            --

Class B NAV                           5.39%           --            --            --          6.35%           --            --

Class B POP                           0.39%           --            --            --          5.62%           --            --

Class C NAV                           5.37%           --            --            --            --            --          6.03%

Class C POP                           3.38%           --            --            --            --            --          4.02%

Class S                               6.20%           --            --            --            --          8.76%           --

Class Y                               6.44%         7.36%         7.26%           --            --            --            --

Lehman U.S. Government/Credit
  Bond Index(3)                       9.21%         7.93%         7.44%         8.55%         8.06%         9.21%        10.16%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

           FIRST AMERICAN BOND    FIRST AMERICAN BOND               LEHMAN U.S.
              IMMDEX(TM) FUND,       IMMDEX(TM) FUND,    GOVERNMENT/CREDIT BOND
                   CLASS A NAV            CLASS A POP                  INDEX(3)
 1/1995              $  10,000              $   9,576                 $  10,000
10/1995              $  11,570              $  11,080                 $  11,344
10/1996              $  12,155              $  11,640                 $  11,955
10/1997              $  13,210              $  12,650                 $  13,008
10/1998              $  14,414              $  13,803                 $  14,344
10/1999              $  14,407              $  13,796                 $  14,249
10/2000              $  15,414              $  14,760                 $  15,262
 9/2001              $  17,278              $  16,545                 $  17,165
 9/2002              $  18,345              $  17,568                 $  18,750

[CHART]

CLASS Y

           FIRST AMERICAN BOND                LEHMAN U.S.
              IMMDEX(TM) FUND,     GOVERNMENT/CREDIT BOND
                       CLASS Y                   INDEX(3)
10/1992              $  10,000                  $  10,000
10/1993              $  11,330                  $  11,363
10/1994              $  10,889                  $  10,836
10/1995              $  12,660                  $  12,588
10/1996              $  13,338                  $  13,267
10/1997              $  14,525                  $  14,436
10/1998              $  15,892                  $  15,919
10/1999              $  15,923                  $  15,813
10/2000              $  17,084                  $  16,940
 9/2001              $  19,192                  $  19,052
 9/2002              $  20,427                  $  20,808

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Bond IMMDEX(TM) Fund.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment-grade corporate-debt securities, in each case with maturities of not less than one year.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

CORPORATE BOND

Investment Objective: HIGH CURRENT INCOME CONSISTENT WITH PRUDENT RISK TO
CAPITAL

The benefits of favorable interest rate trends failed to boost the market for corporate bonds during the fiscal year ended September 30, 2002. The First American Corporate Bond Fund (the "Fund") Class Y shares gained 2.08% for the year (Class A shares were up 1.83% on net asset value). By comparison, the Fund's benchmark, the Merrill Lynch BBB-A Corporate Index, gained 6.79% for the same period*.

The fiscal year began in the wake of the tragic events of September 11, 2001. With the Federal Reserve still lowering short-term interest rates in response to weakness in the economy, it appeared that investors anticipated a decent recovery in 2002. This view, combined with expectations for better corporate earnings, appeared to bolster corporate bond performance in the fourth quarter of 2001. In fact, generally favorable market conditions prevailed through mid-April. Up to that point, there were bumps in the road that tested investor confidence, including the bankruptcy of Enron, evidence of corporate malfeasance, and growing focus on credit deterioration for telecommunications companies. But when WorldCom announced its massive overstatement of earnings in June, the impact was felt throughout the corporate bond market.

From that point forward, corporate bonds faced a very challenging environment. During the summer of 2002, evidence of economic weakness emerged along with a growing probability of war with Iraq, which led to a flight to quality. While interest rates on Treasury bonds declined significantly, yield spreads on corporate issues did not move in such a positive fashion.

The Fund did benefit over the period from its holdings in a number of financial and industrial bonds. Securities issued by banks and brokers, along with energy, real estate, and railroad companies, held up well. However, the Fund also invested in sectors that stumbled during the year, including telecommunication companies, airlines, gas pipelines, power merchants and media firms. Also, the Fund had a modest exposure to less-than investment-grade securities, which hurt performance given the weakness in that segment.

While the near term outlook remains cautious for this segment of the bond market, there are reasons for encouragement, including the fact that corporate securities currently offer unusually attractive yield spreads. As the economy provides clearer signals of sustained recovery, we believe it is likely that corporate bonds will perform well compared to the other fixed-income sectors.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                          SINCE INCEPTION(5)
                                                        ----------------------
                                             1 YEAR     2/1/2000     9/24/2001
------------------------------------------------------------------------------
Class A NAV                                   1.83%         6.69%           --

Class A POP                                  -2.46%         4.98%           --

Class B NAV                                   1.07%         5.89%           --

Class B POP                                  -3.72%         4.57%           --

Class C NAV                                   0.98%         5.81%           --

Class C POP                                  -0.98%         5.41%           --

Class S                                       1.84%           --          2.51%

Class Y                                       2.08%         6.90%           --

Merrill Lynch BBB-A Corporate Index(3)        6.79%         9.73%         6.82%

Lehman U.S. Credit Index(4)                   8.19%        10.27%         8.19%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                FIRST AMERICAN         FIRST AMERICAN                     MERRILL LYNCH
          CORPORATE BOND FUND,   CORPORATE BOND FUND,       LEHMAN U.S.       CORPORATE
                   CLASS A NAV            CLASS A POP   CREDIT INDEX(3)  BBB-A INDEX(4)
2/2000               $  10,000              $   9,579         $  10,000       $  10,000
9/2000               $  10,517              $  10,074         $  10,523       $  10,500
9/2001               $  11,668              $  11,176         $  11,902       $  11,901
9/2002               $  11,882              $  11,381         $  12,876       $  12,713

[CHART]

CLASS Y

                FIRST AMERICAN                            MERRILL LYNCH
          CORPORATE BOND FUND,            LEHMAN U.S.         CORPORATE
                       CLASS Y        CREDIT INDEX(3)    BBB-A INDEX(4)
2/2000               $  10,000              $  10,000         $  10,000
9/2000               $  10,521              $  10,523         $  10,500
9/2001               $  11,700              $  11,902         $  11,901
9/2002               $  11,944              $  12,876         $  12,713

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A significant portion of the Fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of fixed-rate, dollar-denominated, U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and Standard & Poor's ratings. Issues below $150 million and Rule 144A securities are excluded from the index. Previously, the Fund used the Lehman U.S. Credit Index as its benchmark. Going forward, the Fund will use the Merrill Lynch BBB-A U.S. Corporate Index as a comparison because its composition better matches the Fund's investment objective and strategies.

(4) An unmanaged index comprised of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity.

(5) The performance since inception for the index is calculated from the month end following the inception of the class.

FIXED INCOME

Investment Objective: HIGH CURRENT INCOME CONSISTENT WITH LIMITED RISK TO
CAPITAL

The bond market enjoyed a generally favorable environment, and the First American Fixed Income Fund (the "Fund") Class Y shares returned 6.04% for the fiscal year ended September 30, 2002. (Class A shares were up 5.77% on net asset value). By comparison, the Fund's benchmark, the Lehman U.S. Aggregate Bond Index, generated a return of 8.60% over the same period*.

The fiscal year began on the heels of the tragedy of the terrorist attacks of September 11, 2001. In the aftermath of that event, it appeared that investors began to anticipate an economic recovery. Initially, that boosted the fortunes of corporate bonds, which were among the market's best performers. The Fund's heavy emphasis on corporate issues initially proved to be strategically effective.

As the calendar turned to 2002, the environment changed. Numerous revelations of corporate accounting irregularities began to take a toll on investor confidence, and that was reflected in weakened performance of corporate debt securities. The Fund was specifically hurt by its holdings in a number of companies directly involved in the accounting issues, including Enron and Worldcom. However, positions in investment-grade bonds issued by financial firms performed better within the Fund. Eventually, the Fund's corporate bond position was reduced.

The Fund's mortgage-backed securities performed well in the first few months of the fiscal year, but started to lag the performance of Treasury bonds as interest rates came down again in 2002. In recent months, as these issues became more attractively priced, the Fund's position in mortgage-backed issues was increased. At the same time, Treasury holdings were reduced, with the anticipation that interest rates on government-issued bonds are approaching a low point.

The Fund has maintained a neutral stance in terms of interest-rate sensitivity. As the fiscal year came to an end, yields on long-term bonds were significantly higher than those of short-term securities. The difference narrowed a bit in the closing months of the fiscal year, but it appears that there still may be additional narrowing ahead. In general, it is anticipated that after an extended downward trend, interest rates in general will begin to move higher in the months ahead, assuming the U.S. economy improves. The Fund is likely to take a bit more cautious approach in regard to its interest-rate structure as signs of a change in the interest-rate environment become apparent.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                                             SINCE INCEPTION(4)
                                                                            --------------------------------------------------
                                        1 YEAR    5 YEARS      10 YEARS     2/4/1994     8/15/1994      2/1/1999     9/24/2001
------------------------------------------------------------------------------------------------------------------------------
Class A NAV                              5.77%      6.70%         6.48%           --            --            --            --

Class A POP                              1.32%      5.77%         6.02%           --            --            --            --

Class B NAV                              5.12%      5.95%           --            --          6.36%           --            --

Class B POP                              0.12%      5.63%           --            --          6.36%           --            --

Class C NAV                              5.02%        --            --            --            --          5.18%           --

Class C POP                              3.02%        --            --            --            --          4.91%           --

Class S                                  5.77%        --            --            --            --            --          6.51%

Class Y                                  6.04%      6.97%           --          6.62%           --            --            --

Lehman U.S. Aggregate Bond Index(3)      8.60%      7.83%         7.37%         7.49%         8.17%         7.98%         8.60%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

              FIRST AMERICAN      FIRST AMERICAN        LEHMAN U.S.
          FIXED INCOME FUND,  FIXED INCOME FUND,     AGGREGATE BOND
                 CLASS A NAV         CLASS A POP           INDEX(3)
9/1992             $  10,000           $   9,578          $  10,000
9/1993             $  10,920           $  10,460          $  10,998
9/1994             $  10,602           $  10,155          $  10,643
9/1995             $  11,957           $  11,453          $  12,140
9/1996             $  12,512           $  11,985          $  12,734
9/1997             $  13,545           $  12,974          $  13,971
9/1998             $  15,211           $  14,568          $  15,580
9/1999             $  14,804           $  14,180          $  15,523
9/2000             $  17,708           $  16,961          $  18,759
9/2001             $  18,730           $  17,940          $  20,371
9/2002

[CHART]

CLASS Y

              FIRST AMERICAN        LEHMAN U.S.
          FIXED INCOME FUND,     AGGREGATE BOND
                     CLASS Y           INDEX(3)
2/1994             $  10,000          $  10,000
9/1994             $   9,677          $   9,712
9/1995             $  10,921          $  11,078
9/1996             $  11,457          $  11,620
9/1997             $  12,434          $  12,752
9/1998             $  14,009          $  14,219
9/1999             $  13,668          $  14,165
9/2000             $  14,568          $  15,155
9/2001             $  16,428          $  17,119
9/2002             $  17,419          $  18,589

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

HIGH YIELD BOND

Investment Objective: HIGH CURRENT INCOME

With the U.S. economy proving to be surprisingly sluggish, the market for high-yield bonds was generally unfavorable. In this challenging environment, the First American High Yield Bond Fund (the "Fund") Class Y shares declined 6.33% for the fiscal year ended September 30, 2002 (Class A shares were down 6.66% on net asset value). The Fund's benchmark, the Lehman Corporate High Yield Index, declined 2.29% during the same period*.

The fiscal year began in a favorable way for high-yield bonds. In the closing months of 2001, the U.S. was bouncing back from the impact of the terrorist attacks of September 11, and investors appeared encouraged by prospects for an economic recovery. But, by January, a series of startling revelations about corporate accounting scandals began to shake investor confidence. This had a particularly negative impact on what are viewed as higher-risk securities, including those of lower-rated bond issuers. However, confidence soon returned to the market, and high-yield issues performed well again in March and April, coinciding with more encouraging economic signals. But, once again, the market reversed course and took a decidedly negative turn in the last five months of the fiscal year.

Since the Fund just began operations in August 2001, the process to invest initial assets of the portfolio was still underway as the fiscal year began due to limited availability in the high-yield market in the fall of 2001. Because of this, a portion of the Fund's assets was temporarily placed in investment-grade bonds. As a result, the Fund missed some of the positive returns that the high-yield market enjoyed in the early months of the period. Eventually, better buying opportunities emerged, and the Fund became fully invested in low-grade bonds.

A series of corporate accounting issues provided the Fund's biggest hurdle during the year. Investments in bonds issued by troubled companies, such as Global Crossing, Enron, and Adelphia, hurt performance. Positive performance was generated by the Fund's heavy emphasis in consumer issues, including bonds from gaming, health care, leisure, and restaurant companies.

The market for high-yield bonds should begin to improve if expectations of a better economic environment become a reality. The high interest rates paid on low-grade bonds look particularly attractive in the current environment where rates have reached such low levels in other parts of the bond market. This should create favorable potential for investors going forward.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                     SINCE INCEPTION(4)
                                                   ----------------------
                                          1 YEAR   8/30/2001    9/24/2001
-------------------------------------------------------------------------
Class A NAV                               -6.66%      -11.85%          --

Class A POP                               -10.6%      -15.28%          --

Class B NAV                               -7.26%      -12.29%          --

Class B POP                              -11.54%      -16.01%          --

Class C NAV                               -7.34%      -12.38%          --

Class C POP                               -9.07%      -13.92%          --

Class S                                   -6.66%                    -8.31%

Class Y                                   -6.33%      -11.47%          --

Lehman Corporate High Yield Index(3)      -2.29%       -8.21%       -2.29%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

           FIRST AMERICAN HIGH    FIRST AMERICAN HIGH   LEHMAN CORPORATE
              YIELD BOND FUND,       YIELD BOND FUND,         HIGH YIELD
                   CLASS A NAV            CLASS A POP           INDEX(3)
8/2001               $  10,000               $  9,579          $  10,000
9/2001               $   9,339               $  8,945          $   9,328
9/2002               $   8,721               $  8,354          $   9,114

[CHART]

CLASS Y

           FIRST AMERICAN HIGH       LEHMAN CORPORATE
              YIELD BOND FUND,             HIGH YIELD
                       CLASS Y               INDEX(3)
8/2001               $  10,000              $  10,000
9/2001               $   9,349              $   9,328
9/2002               $   8,762              $   9,114

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A significant portion of the Fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. These bonds are almost always uncollateralized and subordinate to other debt than an issuer may have outstanding. The Fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity. Pay-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in nonemerging countries are included. Original issue zeroes, step-up coupon structures, and Rule 144-As are also included.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

INTERMEDIATE TERM BOND

Investment Objective: CURRENT INCOME TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL

Bond markets flourished in an environment of continued equity market woes and ongoing questions about the strength of the economy for the fiscal year ended September 30, 2002. The First American Intermediate Term Bond Fund (the "Fund") Class Y shares generated a gain of 6.29% for the fiscal year (Class A shares were up 6.11% on net asset value). The Fund's benchmark, the Lehman Intermediate U.S. Government/Credit Bond Index returned 8.09% over the same period*.

Interest rates, which started at already low levels, generally declined during the fiscal year. The Federal Reserve continued to reduce short-term interest rates at the end of 2001, and rates on intermediate-term securities followed suit. While yields began moving slightly higher in the early months of 2002, as the U.S. economy recovered from a brief and mild recession, the environment changed by mid-year. More questions were raised about the strength of the recovery, and rates again headed lower as the period came to a close.

Early in the Fund's fiscal year, a so-called "barbell" approach was utilized, as the Fund concentrated its holdings in shorter-term securities and some longer-term issues. In general, securities in the three-to-seven year maturity range were avoided. Unfortunately, it was that segment of the market that performed the best early in the period. Yields on longer-term securities began to drop more significantly toward the end of the fiscal year, which had a positive impact on the Fund's return.

An important move that worked to the portfolio's benefit was to place less emphasis on corporate bonds early in the year. This sector of the market struggled as economic concerns mounted. Unfortunately, we were unable to avoid some of the corporate bond market's bigger problems. Securities we owned, such as Global Crossing, Enron, and Worldcom, among others, hurt our performance as these companies ran into serious problems related to accounting issues. Mortgage-backed securities, by contrast, generated the biggest contribution for most of the period. Late in the period, the Fund's exposure to corporate issues was increased when it appeared that they would offer a reasonable value and better upside potential if the U.S. economic recovery begins to gain some traction. A better economy is also likely to generate higher interest rates. In that environment, intermediate-term debt securities are likely to offer the Fund some shelter from the negative impact that would likely occur as interest rates move higher.

ANNUALIZED PERFORMANCE(1)


SINCE INCEPTION(4)                                                                 AS OF SEPTEMBER 30, 2002
                                                                           --------------------------------------
                                                  1 YEAR       5 YEARS       1/5/1993      1/9/1995    11/27/2000
-----------------------------------------------------------------------------------------------------------------
Class A NAV                                        6.11%         6.80%           --          7.50%           --

Class A POP                                        3.68%         6.30%           --          7.18%           --

Class S                                            6.12%           --            --            --          9.08%

Class Y                                            6.29%         7.04%         6.77%           --            --

Lehman Intermediate U.S. Government/Credit
  Bond Index(3)                                    8.09%         7.58%         6.93%         7.94%        10.39%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

          FIRST AMERICAN INTERMEDIATE   FIRST AMERICAN INTERMEDIATE           LEHMAN INTERMEDIATE
                      TERM BOND FUND,               TERM BOND FUND,   U.S. GOVERNMENT/CREDIT BOND
                          CLASS A NAV                   CLASS A POP                      INDEX(3)
 1/1995                     $  10,000                     $   9,775                     $  10,000
10/1995                     $  11,244                     $  10,991                     $  11,077
10/1996                     $  11,862                     $  11,596                     $  11,721
10/1997                     $  12,697                     $  12,412                     $  12,599
10/1998                     $  13,668                     $  13,361                     $  13,745
10/1999                     $  13,887                     $  13,575                     $  13,882
10/2000                     $  14,778                     $  14,446                     $  14,775
 9/2001                     $  16,471                     $  16,101                     $  16,605
 9/2002                     $  17,477                     $  17,085                     $  17,958

[CHART]

CLASS Y

          FIRST AMERICAN INTERMEDIATE           LEHMAN INTERMEDIATE
                      TERM BOND FUND,   U.S. GOVERNMENT/CREDIT BOND
                              CLASS Y                      INDEX(3)
 1/1993                     $  10,000                     $  10,000
10/1993                     $  10,858                     $  10,682
10/1994                     $  10,677                     $  10,476
10/1995                     $  11,977                     $  11,788
10/1996                     $  12,667                     $  12,472
10/1997                     $  13,606                     $  13,407
10/1998                     $  14,669                     $  14,627
10/1999                     $  14,953                     $  14,772
10/2000                     $  15,952                     $  15,723
 9/2001                     $  17,805                     $  17,670
 9/2002                     $  18,925                     $  19,110

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class S shares is not presented. Class S share performance will be substantially similar to Class A due to similar expenses.

(3) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities, in each case with maturities of one to 10 years.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

SHORT TERM BOND

Investment Objective: CURRENT INCOME WHILE MAINTAINING A HIGH DEGREE OF PRINCIPAL STABILITY

Interest rates moved lower throughout much of the past year, working to the benefit of bond market investors. The First American Short Term Bond Fund (the "Fund") Class Y shares returned 4.85% for the fiscal year ending September 30, 2002 (Class A shares were up 4.59% on net asset value). By comparison, the Fund's benchmark, the Lehman MF 1-3 Year Government/Credit Index returned 5.83% over the same period*.

The fiscal year began with the Federal Reserve Board (the Fed) reducing short-term interest rates in the aftermath of the September 11th tragedy. This was the beginning of what proved to be a year-long effort by the Fed to give the U.S. economy a boost. Interest rates moved up in early 2002 as economic data pointed to improvements in the U.S. economy. While the recession seemed to come to an end, there was still enough weakness to limit enthusiasm about a rebound. By late spring, interest rates again began moving lower and continued to move lower throughout much of the summer and early fall.

The Fund underperformed the Lehman 1-3 year Government/Credit index in late 2001 due to a "flight-to quality" where investors purchased U.S. Treasury securities at the expense of all other asset classes. Since the Fund was overweighted in corporates, asset-backed securities and mortgages and underweighted in U.S. Treasury securities versus the index, the Fund's performance suffered during the fourth quarter. The performance of corporate securities was particularly poor during this time due to the Enron debacle and concerns regarding corporate accounting practices. However, from January through September 2002, the Fund outperformed its index. The positive performance versus the index can be attributed to several reasons. First, the Fund had a slightly longer duration versus the index which worked well in a mostly declining interest-rate environment. Second, the Fund was positioned in a barbell structure where securities are positioned at the short and long ends of the yield curve and the middle part of the curve is de-emphasized. This structure worked well as the yield curve flattened with the longer part of the curve (5-year area) declining in yield more than the shorter part of the curve. Third, the overweight positions in mortgages, U.S. agencies, and asset-backed securities helped the performance as these sectors have performed well so far in 2002. The investments in the corporate sector hurt performance as this sector continued to underperform due to continued corporate accounting concerns.

With expectations of an economic recovery pushed back to next year, fund management expects interest rates to remain low for the rest of the year and into 2003. The Fund has been positioned a little more defensively with a few more U.S. agency adjustable-rate mortgage securities. Management will look to position the Fund in a more pronounced barbell structure when we see short-term interest rates beginning to move up. Management has also shortened the duration of the Fund slightly and are now positioned neutral to slightly short to the Lehman 1-3 year Government/Credit Index.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                     SINCE INCEPTION(4)
                                                           --------------------------------------
                                    1 YEAR       5 YEARS    12/14/1992     2/4/1994     9/24/2001
-------------------------------------------------------------------------------------------------
Class A NAV                          4.59%         6.24%         5.67%           --            --

Class A POP                          2.21%         5.76%         5.43%           --            --

Class S                              4.61%           --            --            --          4.73%

Class Y                              4.85%         6.34%           --          5.95%           --

Lehman MF 1-3 Year
  Government/Credit Index(3)         5.83%         6.73%         6.21%         6.41%         5.83%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

          FIRST AMERICAN SHORT   FIRST AMERICAN SHORT     LEHMAN MF 1-3 YEAR
               TERM BOND FUND,        TERM BOND FUND,      GOVERNMENT/CREDIT
                   CLASS A NAV            CLASS A POP               INDEX(3)
12/1993              $  10,000              $   9,775              $  10,000
 9/1993              $  10,361              $  10,128              $  10,485
 9/1994              $  10,590              $  10,352              $  10,613
 9/1995              $  11,285              $  11,031              $  11,492
 9/1996              $  11,953              $  11,684              $  12,150
 9/1997              $  12,680              $  12,395              $  12,993
 9/1998              $  13,509              $  13,205              $  14,015
 9/1999              $  13,971              $  13,657              $  14,483
 9/2000              $  14,850              $  14,517              $  15,351
 9/2001              $  16,404              $  16,035              $  17,002
 9/2002              $  17,168              $  16,782              $  17,992

[CHART]

CLASS Y

          FIRST AMERICAN SHORT     LEHMAN MF 1-3 YEAR
               TERM BOND FUND,      GOVERNMENT/CREDIT
                       CLASS Y               INDEX(3)
2/1994               $  10,000              $  10,000
9/1994               $  10,125              $  10,052
9/1995               $  10,788              $  10,885
9/1996               $  11,427              $  11,508
9/1997               $  12,122              $  12,307
9/1998               $  12,915              $  13,275
9/1999               $  13,370              $  13,718
9/2000               $  14,210              $  14,540
9/2001               $  15,719              $  16,104
9/2002               $  16,491              $  17,041

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class S shares is not presented. Class S share performance will be substantially similar to Class A due to similar expenses.

(3) An unmanaged index of one- to three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

STRATEGIC INCOME

Investment Objective: HIGH CURRENT INCOME

The past year proved to be a mixed bag for the broad bond market despite a generally favorable interest-rate environment. The First American Strategic Income Fund (the "Fund") Class Y shares returned 3.44% for the fiscal year ended September 30, 2002 (Class A shares rose 3.31% on net asset value), compared to the Fund's benchmark, the Lehman U.S. Aggregate Bond Index, which returned 8.60% for the same period*.

The Fund consists of three sub-portfolios representing different aspects of the bond market. One part of the portfolio is dedicated to high-quality bonds (primarily investment-grade issues), one part to domestic high-yield bonds (primarily below investment grade), and a third part to international bonds (subadvised by Federated Investors in New York). This Fund provides shareholders with "built-in" diversification among these sectors.

The modest return achieved by the Fund over the fiscal year reflects in large part a very difficult environment for corporate bonds, particularly among low-grade debt issuers. In an environment where the economy continued to struggle and equity markets were weak, investors stayed away from the higher-risk, low-grade bond area. By contrast, higher-quality domestic bonds enjoyed solid returns.

The fiscal year began on the heels of the tragedy of the terrorist attacks of September 11, 2001. In the aftermath of that event, investors began to anticipate an economic recovery. This led interest rates higher and boosted the fortunes of domestic corporate bonds in the first months of the period. However, the combination of increasing global tensions, ongoing terrorist concerns and disturbing revelations of corporate accounting problems began to have an impact on the market. U.S. economic performance, while positive, was seen as disappointing. Corporations clearly had difficulty achieving their earnings expectations, and interest rates again headed lower.

The Fund's high-quality domestic bond portfolio performed best throughout the period. Treasury securities worked well for the Fund, particularly at times when interest rates declined. Mortgage-backed securities also enjoyed solid performance for extended periods during the fiscal year. While corporate bonds performed well in the closing months of 2001, various problems, often tied to corporate accounting issues, played havoc with this part of the market for much of the rest of the fiscal year. Still, investors generally sought the refuge of higher-quality investments as concerns about the economy and other matters came to the forefront.

The international bond portfolio experienced two diverse periods during the year. In the first six months, emerging market bonds, which represent the bulk of this portfolio, performed well. These bonds provided both attractive yields and solid price appreciation as interest rate trends were generally favorable. For instance, the Brazilian bond market generated a return of 26% between October 2001 and March 2002. However, serious political problems developed in Brazil, and the impact reduced investor confidence throughout debt markets for emerging nations. In fact, Brazil's market declined by 37% from April through the end of September. Other Latin American markets such as Venezuela and Ecuador suffered similar setbacks in the second half of the period. Bond markets in Mexico, Russia, and the Philippines held up better, but still lagged the levels achieved earlier in the period.

The market was even more challenging for the high-yield portion of the portfolio. This part of the bond market performed well in the closing months of 2001, but increasing concerns related to the economy and high-profile accounting scandals such as Enron and Global Crossing (two holdings in the Fund's portfolio) resulted in a serious setback for the high-yield portfolio. Fortunately, careful analysis helped the Fund avoid bonds from other less attractive issuers. The market recovered some lost ground in March and April, but the summer months proved to be particularly difficult. Once again, investors lost faith in the direction of the economy and steered away from higher-risk issues. As a result, low-grade bonds lost ground as the period came to a close, and that had a negative impact on the overall performance of the Fund.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                    SINCE INCEPTION(4)
                                       ----------------------------------------
                            1 YEAR        7/24/1998      2/1/1999     9/24/2001
-------------------------------------------------------------------------------
Class A NAV                   3.31%         2.35%           --            --

Class A POP                  -1.18%         1.30%           --            --

Class B NAV                   2.46%         1.61%           --            --

Class B POP                  -2.31%         1.25%           --            --

Class C NAV                   2.44%           --          2.26%           --

Class C POP                   0.53%           --          1.97%           --

Class S                       3.26%           --            --          2.96%

Class Y                       3.44%         2.59%           --            --

Lehman U.S. Aggregate
  Bond Index(3)               8.60%         7.66%         7.98%         8.60%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                  FIRST AMERICAN           FIRST AMERICAN      LEHMAN U.S.
          STRATEGIC INCOME FUND,   STRATEGIC INCOME FUND,   AGGREGATE BOND
                     CLASS A NAV              CLASS A POP         INDEX(3)
7/1998                 $  10,000                $   9,579            10000
9/1998                 $   9,385                $   8,989       $   10,401
9/1999                 $   9,922                $   9,504       $   10,362
9/2000                 $  10,473                $  10,032       $   11,086
9/2001                 $  10,682                $  10,231       $   12,523
9/2002                 $  11,022                $  10,557       $   13,600

[CHART]

CLASS Y

                  FIRST AMERICAN      LEHMAN U.S.
          STRATEGIC INCOME FUND,   AGGREGATE BOND
                         CLASS Y         INDEX(3)
7/1998                 $  10,000        $  10,000
9/1998                 $   9,388        $  10,401
9/1999                 $   9,948        $  10,362
9/2000                 $  10,538        $  11,086
9/2001                 $  10,762        $  12,523
9/2002                 $  11,132        $  13,600

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A significant portion of the Fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Fund may also invest in foreign securities including emerging markets. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

U.S. GOVERNMENT SECURITIES

Investment Objective: HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL

In an environment that saw interest rates continue to trend lower, the environment for mortgage-backed securities was generally positive. The First American U.S. Government Securities Fund (the "Fund") Class Y shares produced a return of 6.79% in the fiscal year ended September 30, 2002 (Class A shares returned 6.53% on net asset value). The Fund's benchmark index, the Lehman MBS Index, rose 7.36% over the same period*.

During the last quarter of the fiscal period ended September 30, 2001, the Fund converted from an intermediate government fund to a mortgage-backed securities fund. The timing of this conversion proved beneficial to shareholders as short- and intermediate-term government securities became very expensive amid the post September 11 bond market flight to quality. Typically, in a market environment where interest rates are declining rather dramatically, mortgage-backed securities cheapen relative to Treasuries because of increased mortgage refinancings, which means investors must reinvest their principal.

These falling-rate environments generally create a favorable buying opportunity for the Fund. As management re-positioned the portfolio, it focused efforts on buying securities backed by mortgage loans believed to have less prepayment risk than the generic mortgage market, such as low loan balance pools, agency guaranteed credit impaired mortgages, and loans with prepayment penalties.

In late 2001 and early 2002, the interest-rate market stabilized and the Fund enjoyed some of its most productive performance. Investors started to pull money out of the market for corporate bonds and invest in mortgage-backed securities, a shift that worked to the Fund's benefit. It appeared that the U.S. economy was on track to continue bouncing back from the recession of 2001. However, new concerns about the strength of the recovery resulted in another dip in interest rates and mortgage refinancing activity again picked up. This took a toll on the market for mortgage-backed securities, a situation that carried through to the end of the Fund's fiscal year. However, the Fund's strategy of buying mortgage pools with better prepayment characteristics has helped the Fund's performance relative to its benchmark. With interest rates now near historically low levels, it is expected that rates are likely to drift higher in the next year. If this occurs, the Fund's approach is likely to change, with greater emphasis put on bonds that will perform better in such an environment. As the new fiscal year begins, the mortgage-backed sector looks fairly attractive compared to other segments of the bond market, which should create positive opportunities for the Fund.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                           SINCE INCEPTION(4)
                                                                  ------------------------------------
                           1 YEAR       5 YEARS      10 YEARS     6/7/1994     5/11/1995     9/24/2001
------------------------------------------------------------------------------------------------------
Class A NAV                 6.53%         6.49%         6.00%           --            --            --

Class A POP                 2.00%         5.57%         5.54%           --            --            --

Class B NAV                 5.79%         5.80%           --            --          5.75%           --

Class B POP                 0.79%         5.48%           --            --          5.75%           --

Class C NAV                 5.78%           --            --            --            --          5.87%

Class C POP                 3.74%           --            --            --            --          3.86%

Class S                     6.55%         6.50%           --          6.49%           --            --

Class Y                     6.79%         6.79%         6.31%           --            --            --

Lehman MBS Index(3)         7.36%         7.56%         7.21%         8.22%         7.68%         7.36%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                  FIRST AMERICAN U.S.           FIRST AMERICAN U.S.
          GOVERNMENT SECURITIES FUND,   GOVERNMENT SECURITIES FUND,
                          CLASS A NAV                   CLASS A POP   LEHMAN MBS INDEX(3)
11/1992                     $  10,000                     $   9,574             $  10,000
11/1993                     $  11,001                     $  10,533             $  10,735
11/1994                     $  10,657                     $  10,202             $  10,564
11/1995                     $  12,215                     $  11,695             $  12,284
11/1996                     $  12,772                     $  12,228             $  13,172
11/1997                     $  13,436                     $  12,864             $  14,217
11/1998                     $  14,331                     $  13,721             $  15,280
11/1999                     $  14,527                     $  13,909             $  15,668
10/2000                     $  15,407                     $  14,751             $  16,845
 9/2001                     $  17,082                     $  16,355             $  18,790
 9/2002                     $  18,198                     $  17,423             $  20,173

[CHART]

CLASS Y

                  FIRST AMERICAN U.S.
          GOVERNMENT SECURITIES FUND,
                              CLASS Y   LEHMAN MBS INDEX(3)
11/1992                     $  10,000             $  10,000
11/1993                     $  11,034             $  10,735
11/1994                     $  10,719             $  10,564
11/1995                     $  12,324             $  12,284
11/1996                     $  12,924             $  13,172
11/1997                     $  13,637             $  14,217
11/1998                     $  14,589             $  15,280
11/1999                     $  14,833             $  15,668
10/2000                     $  15,774             $  16,845
 9/2001                     $  17,532             $  18,790
 9/2002                     $  18,722             $  20,173

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assumes reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the U.S. Government Securities Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBSpools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

REPORT OF INDEPENDENT AUDITORS

     To the Shareholders and Board of Directors First American Investment Funds, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Bond IMMDEX(TM), Corporate Bond, Fixed Income, High Yield Bond, Intermediate Term Bond, Short Term Bond, Strategic Income, and U.S. Government Securities Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial statements for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Corporate Bond, Fixed Income, Short Term Bond, and Strategic Income Funds for the periods presented through September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those financial highlights. The statements of changes in net assets and the financial highlights of the Bond IMMDEX(TM), Intermediate Term Bond, and U.S. Government Securities Funds for the periods presented through October 31, 2000 were audited by other auditors whose reports dated December 29, 2000 and January 21, 2000 expressed an unqualified opinion on those financial statements and financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting First American Investment Funds, Inc. at September 30, 2002, the results of their operations for the year then ended, and changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


     /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     November 8, 2002

                                       FIRST AMERICAN FUNDS   ANNUAL REPORT 2002

SCHEDULE OF INVESTMENTS September 30, 2002

BOND IMMDEX(TM) FUND

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
CORPORATE BONDS - 45.2%
CONSUMER GOODS - 0.8%
Bristol-Myers Squibb
   5.750%, 10/01/11                             $     5,000   $     5,391
Pepsico
   4.500%, 09/15/04                                   1,500         1,565
                                                              -----------
                                                                    6,956
                                                              -----------
ENERGY - 1.2%
Burlington Resources
   7.400%, 12/01/31                                   1,500         1,749
Schlumberger Technology
   6.500%, 04/15/12(A)                                4,000         4,514
Sunoco, Callable 06/01/06 @ 100
   9.375%, 06/01/16                                   2,802         3,436
                                                              -----------
                                                                    9,699
                                                              -----------
FINANCE - 19.8%
Aetna Services
   6.750%, 09/15/13                                   1,800         2,000
Allstate
   6.125%, 02/15/12                                   2,530         2,734
Associated P&C Holdings
   6.750%, 07/15/03(A)                                4,895         5,038
Bank of America
   10.000%, 02/01/03                                  3,539         3,634
   10.200%, 07/15/15                                  5,155         7,423
BankBoston
   6.375%, 04/15/08                                   2,500         2,721
Boeing Capital
   5.800%, 01/15/13(B)                                2,400         2,421
Dresdner Bank
   7.250%, 09/15/15                                   3,500         4,254
First National Bank of Chicago
   8.080%, 01/05/18                                   1,500         1,883
First National Bank of Omaha
   7.320%, 12/01/10                                   2,700         2,883
Ford Motor Credit
   6.875%, 02/01/06                                   5,000         4,904
   7.250%, 10/25/11(B)                                5,000         4,638
General Electric Capital
   6.875%, 11/15/10                                   5,000         5,656
General Electric Capital, Series A
   5.000%, 06/15/07(B)                                5,000         5,284
General Motors Acceptance
   8.750%, 07/15/05                                   3,000         3,242
   6.875%, 09/15/11                                   2,000         1,957
Goldman Sachs
   6.250%, 02/01/03(A)                               10,000        10,143
   6.600%, 01/15/12                                   5,000         5,500
Heller Financial
   8.000%, 06/15/05                                   1,285         1,430
Household Finance
   8.000%, 07/15/10                                   3,000         3,097
Household Netherlands
   6.200%, 12/01/03                                  10,000        10,377
Lehman Brothers Holdings
   11.625%, 05/15/05                                  2,620         3,165
Series F
   7.500%, 09/01/06                                   5,000         5,678
MBNA America Bank
   6.625%, 06/15/12(A)                                2,000         1,995
Merrill Lynch
   5.880%, 01/15/04                             $     5,000   $     5,199
Morgan Stanley Dean Witter
   6.100%, 04/15/06                                   2,725         2,942
   6.750%, 04/15/11                                   8,000         8,756
National Rural Utilities
   5.750%, 08/28/09                                   3,300         3,369
Paine Webber Group
   6.450%, 12/01/03                                   2,500         2,627
   6.730%, 01/20/04                                   2,450         2,587
   8.875%, 03/15/05                                   1,540         1,736
Principal Financial Group
   8.200%, 08/15/09(A)                                7,000         8,040
Salomon Smith Barney Holdings
   6.750%, 02/15/03                                   2,100         2,134
   6.500%, 02/15/08                                   5,375         5,925
Sanwa Bank
   8.350%, 07/15/09(A)                                2,500         2,742
Travelers Group
   7.000%, 06/15/03                                   3,450         3,560
UnitedHealth Group
   6.600%, 12/01/03                                  10,000        10,457
Western National
   7.125%, 02/15/04                                   2,456         2,587
                                                              -----------
                                                                  164,718
                                                              -----------
MANUFACTURING - 5.6%
DaimlerChrysler
   7.200%, 09/01/09                                   5,000         5,367
Delphi Auto Systems
   6.550%, 06/15/06                                   3,500         3,750
Dow Chemical
   6.000%, 10/01/12                                   3,000         3,124
Ford Motor
   9.215%, 09/15/21                                   2,934         2,832
Callable 11/15/02 @ 104.15
   8.875%, 11/15/22                                   1,000           899
General Motors
   6.750%, 05/01/28                                   5,000         4,341
Georgia-Pacific, Callable 10/01/02 @ 104.23
   9.875%, 11/01/21                                   4,605         3,684
IBM
   6.500%, 01/15/28(B)                                5,000         5,279
Pactiv
   7.950%, 12/15/25                                   2,150         2,452
Toll Road Investors
   0.000%, 02/15/04(A)(C)                             5,800         5,583
   0.000%, 02/15/05(A)(C)                             1,000           923
TRW
   6.625%, 06/01/04                                   3,360         3,510
   7.625%, 03/15/06                                   2,000         2,201
Visteon
   8.250%, 08/01/10                                   2,500         2,708
                                                              -----------
                                                                   46,653
                                                              -----------
REAL ESTATE - 0.7%
Equity Residential Properties
   6.625%, 03/15/12                                   2,750         2,958
Security Capital Group
   7.750%, 11/15/03                                   2,850         3,018
                                                              -----------
                                                                    5,976
                                                              -----------

The accompanying notes are an integral part of the financial statements.

                                       22

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
SERVICES - 3.9%
American Home Products
   6.700%, 03/15/11                             $     5,250   $     5,743
British Sky Broadcasting
   6.875%, 02/23/09                                   2,500         2,512
Cendant
   7.750%, 12/01/03(B)                                4,500         4,500
Continental Cablevision,
 Callable 08/01/05 @ 104.75
   9.500%, 08/01/13                                   7,500         6,975
Duty Free International
   7.000%, 01/15/04(D)                                6,450         3,161
Hertz
   7.625%, 08/15/07                                   2,500         2,464
J.C. Penney, Callable 10/01/02 @ 104.12
   9.750%, 06/15/21                                   2,758         2,593
Time Warner
   9.125%, 01/15/13                                   2,200         2,145
Walt Disney
   6.375%, 03/01/12(B)                                2,500         2,654
                                                              -----------
                                                                   32,747
                                                              -----------
TRANSPORTATION - 2.3%
Air 2 US
   8.627%, 10/01/20(A)                                5,000         2,250
   10.127%, 10/01/20(A)                               1,000           350
America West Airlines, Series 99-1
   8.540%, 01/02/06                                   1,779         1,581
   7.930%, 01/02/19                                   2,758         2,827
American Airlines, Series 88A4
   10.210%, 01/01/10                                  1,500         1,508
Continental Airlines, Series 974C
   6.800%, 07/02/07                                   2,141         1,728
CSX, Series C
   5.850%, 12/01/03                                   3,000         3,120
Federal Express
   9.650%, 06/15/12                                   4,400         5,827
                                                              -----------
                                                                   19,191
                                                              -----------
UTILITIES - 5.6%
AT&T
   6.500%, 03/15/29                                   2,000         1,653
AT&T Wireless Services
   7.875%, 03/01/11                                   2,000         1,530
   8.125%, 05/01/12                                   1,000           770
British Telecom
   8.375%, 12/15/10                                   2,000         2,346
Conectiv, Series A
   6.730%, 06/01/06                                   2,256         2,381
Deutsche Telecom
   7.750%, 06/15/05                                     500           531
   8.250%, 06/15/30                                   3,000         3,226
France Telecom
   8.250%, 03/01/11(E)                                2,300         2,509
   8.500%, 03/01/31(E)                                2,000         2,201
GTE North, Series A,
 Callable 10/01/02 @ 104
   9.600%, 01/01/21                                   1,100         1,151
Old Dominion Electric Co-op First Mortgage,
 Callable 12/01/02 @ 108.76
   8.760%, 12/01/22                                   6,850         7,651
PSEG Power
   6.950%, 06/01/12(A)                                2,500         2,431
PSI Energy
   7.850%, 10/15/07                                   3,100         3,449
Qwest
   7.250%, 09/15/25                             $     2,000   $     1,380
Sprint
   9.000%, 10/15/19                                   1,750         1,260
Sprint Capital
   5.700%, 11/15/03                                   3,250         2,893
Utilicorp United
   7.625%, 11/15/09                                   3,000         2,220
Verizon Global Funding
   7.250%, 12/01/10(B)                                7,000         7,348
                                                              -----------
                                                                   46,930
                                                              -----------
YANKEE - 5.3%
AT&T Canada, Callable 11/01/03 @ 105.31
   10.625%, 11/01/08                                  1,000            90
Banco Santander - Chile
   6.500%, 11/01/05                                   4,925         5,376
Ford Capital
   9.500%, 06/01/10                                   1,400         1,709
Hydro-Quebec
   11.750%, 02/01/12                                  3,500         5,452
Hydro-Quebec, Callable 01/15/03 @ 100
   9.750%, 01/15/18                                     750           765
Korea Electric Power, Putable 08/01/04 @ 100
   6.750%, 08/01/27                                   1,400         1,477
National Bank of Hungary
   8.875%, 11/01/13                                   2,490         3,365
National Westminster Bancorp
   9.375%, 11/15/03                                   1,000         1,078
Newcourt Credit Group, Series B
   6.875%, 02/16/05                                   3,490         3,573
Newfoundland
   10.000%, 12/01/20                                  1,975         2,989
Norsk Hydro
   9.000%, 04/15/12                                   2,900         3,791
Pemex Project
   9.125%, 10/13/10                                   3,000         3,199
Stagecoach Holdings
   8.625%, 11/15/09                                   2,500         2,228
Sweden Kingdom
   11.125%, 06/01/15                                  1,100         1,761
Tyco International
   6.750%, 02/15/11(B)                                1,100           924
Wharf Capital International
   8.875%, 11/01/04                                   2,700         3,011
   7.625%, 03/13/07                                   2,675         3,046
                                                              -----------
                                                                   43,834
                                                              -----------
TOTAL CORPORATE BONDS                                             376,704
   (Cost $373,130)                                            -----------

U.S. GOVERNMENT & AGENCY SECURITIES - 44.6%
U. S. AGENCY DEBENTURES - 17.3%
FHLB
   5.785%, 02/09/05(B)                                6,000         6,488
   6.365%, 11/05/07(B)                                1,500         1,716
   5.750%, 05/15/08(B)                                7,500         8,362
   6.625%, 11/15/10(B)                                3,000         3,515
FHLMC
   5.950%, 01/19/06(B)                               15,000        16,574
   5.500%, 07/15/06(B)                               15,000        16,428
   5.125%, 10/15/08(B)                               10,000        10,843
   6.625%, 09/15/09(B)                                7,500         8,763
   7.000%, 03/15/10(B)                                5,000         5,976

                                       23

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
FNMA
   5.250%, 06/15/06(B)                          $     5,000   $     5,422
   7.125%, 03/15/07(B)                               20,000        23,379
   4.250%, 07/15/07(B)                                7,500         7,863
   6.210%, 11/07/07(B)                                2,090         2,376
   5.250%, 01/15/09(B)                                6,300         6,854
   7.250%, 01/15/10(B)                                2,600         3,142
   5.000%, 11/17/11(B)                               16,200        16,305
                                                              -----------
                                                                  144,006
                                                              -----------
U.S. TREASURIES - 27.3%
U.S. Treasury Bonds
   9.250%, 02/15/16(B)                               34,080        51,302
   8.000%, 11/15/21(B)                               30,673        43,376
   6.000%, 02/15/26(B)                               38,400        44,771
U.S. Treasury Notes
   3.000%, 02/29/04(B)                               10,000        10,200
   4.375%, 05/15/07(B)                               20,000        21,590
   4.750%, 11/15/08(B)                               10,000        10,990
   6.000%, 08/15/09(B)                               19,500        22,844
   5.000%, 02/15/11(B)                               10,100        11,223
   4.875%, 02/15/12(B)                               10,000        11,022
                                                              -----------
                                                                  227,318
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                         371,324
   (Cost $330,807)                                            -----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 3.3%
FIXED RATE - 3.3%
FHLMC Gold Pool
   6.500%, 02/01/31, #C47895(B)                       1,117         1,160
   6.500%, 05/01/31, #C51020(B)                       9,684        10,057
FHLMC Pool
   7.500%, 04/01/07, #140151                             21            22
FNMA Pool
   7.750%, 06/01/08, #001464                             38            40
   6.500%, 08/01/29, #252645                             83            86
   6.500%, 05/01/30, #535300                          8,416         8,745
GNMA Pool
   6.000%, 03/15/31, #541302(B)                       2,929         3,044
   6.000%, 03/15/31, #554675(B)                       4,212         4,383
                                                              -----------
TOTAL U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES                                      27,537
   (Cost $26,179)                                             -----------

ASSET-BACKED SECURITIES - 1.7%
CREDIT CARDS - 0.6%
Citibank Credit Card Master Trust I,
 Series 1997-6, Class A
   0.000%, 08/15/06(C)                                5,000         4,810
                                                              -----------
HOME EQUITY - 1.1%
Amresco Residential Security Mortgage
 Series 1997-3, Class A9
   6.960%, 03/25/27                                   3,572         3,664
Contimortgage Home Equity Loan Trust
 Series 1997-3, Class A8
   7.580%, 08/15/28                                   3,000         3,128
 Series 1998-1, Class A6
   6.580%, 12/15/18                                   1,050         1,075
Delta Home Equity Loan Trust
   Series 1997-3, Class A6F
   6.860%                                       $     1,152   $     1,228
                                                              -----------
                                                                    9,095
                                                              -----------
TOTAL ASSET-BACKED SECURITIES                                      13,905
   (Cost $12,780)                                             -----------

CMO - U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 1.1%
FIXED RATE - 0.8%
FDIC REMIC Trust
 Series 1996-C1, Class 1A
   6.750%, 05/25/26                                     835           835
FHLMC
 Series 6, Class C
   9.050%, 06/15/19                                     148           169
 Series 1022, Class J
   6.000%, 12/15/20                                     205           209
 Series 162, Class F
   7.000%, 05/15/21                                     627           653
 Series 188, Class H
   7.000%, 09/15/21(B)                                  494           513
 Series 1201, Class E
   7.400%, 12/15/21                                     101           102
 Series 1790, Class A
   7.000%, 04/15/22                                     557           582
FNMA
 Series 1988-24, Class G
   7.000%, 10/25/18                                     295           314
 Series 1989-44, Class H
   9.000%, 07/25/19                                     255           278
 Series 1989-90, Class E
   8.700%, 12/25/19                                      55            60
 Series 1990-30, Class E
   6.500%, 03/25/20                                     263           276
 Series 1990-61, Class H
   7.000%, 06/25/20                                     235           250
 Series 1990-72, Class B
   9.000%, 07/25/20                                     163           178
 Series 1990-102, Class J
   6.500%, 08/25/20                                     215           226
 Series 1990-105, Class J
   6.500%, 09/25/20(B)                                  923           975
 Series 1991-56, Class M
   6.750%, 06/25/21                                     843           891
 Series 1992-120, Class C
   6.500%, 07/25/22                                     354           373
                                                              -----------
                                                                    6,884
                                                              -----------
Z-BONDS(F) - 0.3%
FHLMC
 Series 1118, Class Z
   8.250%, 07/15/21                                     431           457
FNMA
 Series 1991-134, Class Z
   7.000%, 10/25/21                                   1,619         1,716
                                                              -----------
                                                                    2,173
                                                              -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES                                       9,057
   (Cost $8,585)                                              -----------

The accompanying notes are an integral part of the financial statements.

                                       24

DESCRIPTION                                      PAR (000)/SHARES  VALUE (000)
------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS - 0.4%
MEXICO - 0.2%
United Mexican States, Series A
 8.000%, 09/24/22                                    $      1,500  $     1,426
                                                                   -----------
POLAND - 0.2%
Republic of Poland
 6.250%, 07/03/12                                           2,000        2,175
                                                                   -----------
TOTAL FOREIGN GOVERNMENT BONDS
   (Cost $3,443)                                                         3,601
                                                                   -----------
RELATED PARTY MONEY MARKET FUND - 2.3%
First American Prime Obligations Fund(G)               18,689,056       18,689
                                                                   -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $18,689)                                                       18,689
                                                                   -----------
TOTAL INVESTMENTS - 98.6%
   (Cost $773,613)                                                     820,817
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET - 1.4%                                11,891
                                                                   -----------
TOTAL NET ASSETS - 100.0%                                          $   832,708
                                                                   -----------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(B) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a value of $411,874,602 at September 30, 2002. See also the notes to the financial statements.
(C) Principal only.
(D) Securities considered illiquid or restricted. See also the notes to the financial statements.
(E) Delayed Interest (Step-Bonds) - Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2002, based upon the estimated timing and amount of future interest and principal payments.
(F) Z-Bonds - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.
(G) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
CMO - Collateralized Mortgage Obligation
FDIC - Federal Deposit Insurance Corporation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit

CORPORATE BOND FUND

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
CORPORATE BONDS - 89.5%
CONSUMER GOODS - 1.9%
Tyson Foods
   8.250%, 10/01/11                             $     2,000   $     2,378
UST
   6.625%, 07/15/12(A)                                2,000         2,174
                                                              -----------
                                                                    4,552
                                                              -----------
ENERGY - 5.6%
Amerada Hess
   6.650%, 08/15/11                                   1,975         2,220
Burlington Resources
   5.600%, 12/01/06                                   1,975         2,125
El Paso Energy
   7.800%, 08/01/31                                   1,500           915
Kinder Morgan Energy Partners
   7.300%, 08/15/33(A)                                1,000         1,058
Marathon Oil
   6.000%, 07/01/12                                   2,500         2,707
Ocean Energy
   4.375%, 10/01/07                                   1,990         2,016
Valero Energy
   7.500%, 04/15/32                                   2,000         1,782
Williams
   7.750%, 06/15/31                                     990           574
                                                              -----------
                                                                   13,397
                                                              -----------
FINANCE - 33.6%
Abbey National Capital Trust,
 Callable 06/30/30 @ 100
   8.963%, 12/29/49(C)(D)                             2,950         3,585
BankBoston
   6.375%, 04/15/08                                   2,000         2,177
Bear Stearns
   7.800%, 08/15/07                                   1,950         2,275
Boeing Capital
   5.750%, 02/15/07                                   1,485         1,565
Capital One Bank
   6.700%, 05/15/08                                   1,500         1,339
Countrywide Home Loan
   5.500%, 08/01/06                                   2,000         2,101
Credit Suisse First Boston
   5.875%, 08/01/06                                   3,000         3,216
ERAC USA Finance
   7.350%, 06/15/08(A)                                2,500         2,760
Ford Motor Credit
   6.700%, 07/16/04(C)                                2,975         2,988
   6.500%, 01/25/07(C)                                4,000         3,850
   7.250%, 10/25/11(C)                                2,975         2,760
GATX Capital
   8.250%, 09/01/03                                   1,500         1,495
General Electric Capital, Series A
   6.000%, 06/15/12                                   2,000         2,156
General Motors Acceptance
   6.125%, 09/15/06(C)                                3,000         3,031
   6.875%, 09/15/11                                   4,000         3,914
Golden State Holdings
   7.125%, 08/01/05                                   1,225         1,313
Household Finance
   7.875%, 03/01/07                                   3,000         3,153
   7.000%, 05/15/12                                   1,500         1,471
ING Capital Funding Trust III,
 Callable 12/31/10 @ 100
   8.439%, 12/31/10(C)                                3,000         3,458

                                       25

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
International Lease Finance
   5.750%, 10/15/06(C)                          $     3,000   $     3,094
MBNA America Bank
   6.625%, 06/15/12(A)                                2,500         2,494
Morgan Stanley Dean Witter
   6.600%, 04/01/12(C)                                2,475         2,696
National Rural Utilities
   7.250%, 03/01/12                                   1,950         2,174
NB Capital Trust IV, Callable 04/15/17 @ 103 85
   8.250%, 04/15/27                                   2,100         2,343
Newcourt Credit Group, Series B
   6.875%, 02/16/05                                   2,475         2,534
Ohio National Life Insurance
   8.875%, 07/15/04(A)                                2,000         2,213
Royal Bank of Scotland, Callable 09/30/31 @ 100
   7.648%, 09/30/31(D)                                3,000         3,327
SOC General Real Estate, Callable 09/30/07 @ 100
   7.640%, 12/29/49(A)(D)                             2,950         3,205
Sovereign Bancorp
   10.500%, 11/15/06                                  1,000         1,110
Washington Mutual Finance
   6.250%, 05/15/06                                   2,475         2,649
Wells Fargo, Callable 12/15/06 @ 103.98
   7.960%, 12/15/26                                   2,000         2,239
Zurich Capital Trust, Callable 06/01/07 @ 104.19
   8.376%, 06/01/37(A)                                2,950         2,323
                                                              -----------
                                                                   81,008
                                                              -----------
MANUFACTURING - 11.1%
Aluminum Company of America
   5.375%, 01/15/13                                   1,975         2,098
Bombardier
   6.750%, 05/01/12(A)(C)                             1,250         1,036
Centex
   7.500%, 01/15/12                                   1,950         2,153
DaimlerChrysler
   6.400%, 05/15/06(C)                                2,950         3,154
Dow Chemical
   6.000%, 10/01/12                                   2,475         2,578
Ford Motor
   7.450%, 07/16/31(C)                                2,950         2,402
Harman International Industries
   7.125%, 02/15/07                                   1,950         2,073
Mohawk Industries
   7.200%, 04/15/12                                   1,000         1,128
Motorola
   6.750%, 02/01/06(C)                                2,000         1,950
Phelps Dodge
   8.750%, 06/01/11                                     750           763
Praxair
   4.750%, 07/15/07                                   2,000         2,092
Raytheon
   6.300%, 03/15/05                                   1,950         2,064
Sappi Papier Holdings
   6.750%, 06/15/12(A)                                1,000         1,096
Weyerhaeuser
   6.125%, 03/15/07(A)                                1,950         2,073
                                                              -----------
                                                                   26,660
                                                              -----------
REAL ESTATE - 2.6%
Prologis Trust
   7.050%, 07/15/06                             $     2,000   $     2,159
Simon Property Group
   7.750%, 01/20/11                                   1,950         2,227
Vornado Realty
   5.625%, 06/15/07                                   1,975         2,013
                                                              -----------
                                                                    6,399
                                                              -----------
SERVICES - 14.8%
Albertson's
   8.000%, 05/01/31                                   2,475         2,979
AOL Time Warner
   6.875%, 05/01/12(C)                                3,225         2,935
Aramark Services
   6.750%, 08/01/04                                   2,000         2,092
Autonation
   9.000%, 08/01/08                                   1,000         1,020
British Sky Broadcasting
   8.200%, 07/15/09                                   1,000         1,042
Cendant
   6.875%, 08/15/06(C)                                2,000         1,960
Charter Communications Holdings
   9.625%, 11/15/09                                   1,000           620
Delhaize America
   8.125%, 04/15/11                                   1,500         1,373
Federated Department Stores
   6.625%, 04/01/11                                   1,950         2,103
HCA Columbia Healthcare
   8.750%, 09/01/10                                   1,000         1,140
Kroger
   6.750%, 04/15/12(C)                                1,935         2,119
Lenfest Communications
   8.375%, 11/01/05                                   1,950         1,960
McKesson
   7.750%, 02/01/12                                   1,950         2,201
MGM Mirage
   8.375%, 02/01/11(C)                                1,000         1,032
News America
   6.625%, 01/09/08(C)                                3,000         3,117
Park Place Entertainment
   7.875%, 12/15/05(C)                                1,000         1,020
Service Corporation International
   7.700%, 04/15/09(A)                                1,000           835
Starwood Hotels & Resorts
   7.375%, 05/01/07(A)(C)                               975           946
Tricon Global Restaurant
   7.650%, 05/15/08                                   1,000         1,020
Walt Disney
   6.375%, 03/01/12(C)                                1,950         2,070
Waste Management
   6.500%, 11/15/08                                   2,000         2,068
                                                              -----------
                                                                   35,652
                                                              -----------
TRANSPORTATION - 4.9%
Canadian Pacific Railway
   7.125%, 10/15/31                                   3,000         3,563
Continental Airlines, Series 2001-1, Class B
   7.033%, 06/15/11                                   1,945         1,482
Delta Air Lines, Series 2001-1
   7.711%, 09/18/11(C)(D)                             3,500         3,367

The accompanying notes are an integral part of the financial statements.

                                       26

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
Norfolk Southern
   7.800%, 05/15/27                             $     1,975   $     2,399
United Air Lines, Series 2000-1
   8.030%, 07/01/11                                   1,861         1,098
                                                              -----------
                                                                   11,909
                                                              -----------
UTILITIES - 13.3%
AT&T
   8.000%, 11/15/31                                   2,950         2,714
AT&T Wireless Services
   8.125%, 05/01/12                                   2,000         1,540
British Telecom
   8.375%, 12/15/10                                     990         1,161
Cincinnati Gas & Electric
   5.700%, 09/15/12(C)                                1,980         2,017
CMS Energy
   7.625%, 11/15/04                                   1,000           850
Constellat Energy Group
   6.125%, 09/01/09                                   1,485         1,531
Deutsche Telecom
   8.000%, 06/15/10                                     990         1,086
Dominion Resources, Series A
   8.125%, 06/15/10                                   1,475         1,735
Duke Energy
   6.250%, 01/15/12                                   1,475         1,587
Firstenergy, Series A
   5.500%, 11/15/06                                   1,485         1,441
FPL Group Capital
   7.625%, 09/15/06                                   1,975         2,224
France Telecom
   8.250%, 03/01/11                                     990         1,074
Northern State Power-Minnesota
   8.000%, 08/28/12(A)                                  995         1,054
PG&E National Energy Group
   10.375%, 05/16/11                                  1,500           405
Progress Energy
   7.000%, 10/30/31                                   2,000         2,021
Qwest Capital Funding
   7.750%, 08/15/06                                   1,950         1,053
Sprint Capital
   6.000%, 01/15/07                                   2,025         1,448
Telus
   8.000%, 06/01/11                                     990           757
Verizon Global Funding
   7.250%, 12/01/10(C)                                1,485         1,559
   7.750%, 12/01/30                                   1,980         1,965
Verizon Wireless
   5.375%, 12/15/06(A)                                1,980         1,862
Western Resources
   9.750%, 05/01/07                                   1,000           920
                                                              -----------
                                                                   32,004
                                                              -----------
YANKEE - 1.7%
Pemex Project
   9.125%, 10/13/10                                   1,500         1,597
Royal Caribbean Cruises
   8.250%, 04/01/05(C)                                1,000           920
Tyco International
   6.125%, 01/15/09(C)                                1,975         1,659
                                                              -----------
                                                                    4,176
                                                              -----------
TOTAL CORPORATE BONDS
   (Cost $215,920)                                                215,757
                                                              -----------
U.S. GOVERNMENT & AGENCY SECURITIES - 4.0%
U. S. AGENCY DEBENTURES - 3.1%
FHLB
   4.125%, 05/13/05(C)                          $     4,000   $     4,183
FHLMC
   6.750%, 03/15/31(C)                                1,000         1,191
FNMA
   6.250%, 02/01/11(C)                                2,000         2,239
                                                              -----------
                                                                    7,613
                                                              -----------
U.S. TREASURY - 0.9%
U.S. Treasury Note
   4.375%, 08/15/12(C)                                1,960         2,084
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $9,312)                                                    9,697
                                                              -----------
ASSET-BACKED SECURITIES - 2.4%
HOME EQUITY - 1.2%
Green Tree Home Improvement Loan Trust
 Series 1997-A, Class HEM2
   7.900%, 03/15/28                                   1,300         1,387
GRMT Mortgage Loan Trust
 Series 2001-1A, Class M1
   7.772%, 07/20/31                                   1,500         1,628
                                                              -----------
                                                                    3,015
                                                              -----------
MANUFACTURED HOUSING - 0.5%
Green Tree Financial
 Series 1996-8, Class A7
   8.050%, 10/15/27                                     996         1,109
                                                              -----------
OTHER - 0.7%
Aircraft Finance Trust
 Series 1999-1A, Class C
   8.000%, 05/15/24(B)                                  901           819
Juniper
 Series 2000-1, Class A3
   8.220%, 04/15/12(B)(E)                             1,000           800
                                                              -----------
                                                                    1,619
                                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $5,594)                                                    5,743
                                                              -----------
CMO - PRIVATE MORTGAGE-BACKED
 SECURITIES - 1.3%
FIXED RATE - 1.0%
Impac Secured Assets CMN Owner Trust
 Series 2000-5, Class A2
   6.730%, 08/25/26                                     438           438
Norwest Asset Securities
 Series 1998-16, Class A1
   6.500%, 06/25/13                                   1,832         1,886
                                                              -----------
                                                                    2,324
                                                              -----------
Z-BOND (E) - 0.3%
GE Capital Mortgage Services
 Series 1994-6, Class A9
   6.500%, 09/25/22                                     835           851
                                                              -----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES
   (Cost $3,127)                                                    3,175
                                                              -----------
CMO - U.S. GOVERNMENT AGENCY
 MORTGAGE-BACKED SECURITY - 0.1%
FIXED RATE - 0.1%
FHLMC
 Series 1378, Class H
   10.000%, 01/15/21                                    162           163
                                                              -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITY
   (Cost $182)                                                        163
                                                              -----------

                                       27

DESCRIPTION                                          SHARES   VALUE (000)
-------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 0.7%
First American Prime Obligations Fund(F)          1,669,329   $     1,669
                                                              -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $1,669)                                                    1,669
                                                              -----------
TOTAL INVESTMENTS - 98.0%
   (Cost $235,804)                                                236,204
                                                              -----------
OTHER ASSETS AND LIABILITIES, NET - 2.0%                            4,828
                                                              -----------
TOTAL NET ASSETS - 100.0%                                     $   241,032
                                                              -----------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(B) Securities considered illiquid or restricted. See also the notes to the financial statements.
(C) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a value of $61,960,814 at September 30, 2002. See also the notes to the financial statements.
(D) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.
(E) Z-Bonds - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.
(F) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
    CMO - Collateralized Mortgage Obligation
    FHLB - Federal Home Loan Bank
    FHLMC - Federal Home Loan Mortgage Corporation
    FNMA - Federal National Mortgage Association

FIXED INCOME FUND

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
CORPORATE BONDS - 29.9%
CONSUMER GOODS - 1.0%
Conagra Foods
   6.750%, 09/15/11(A)                          $     7,000   $     7,992
UST
   6.625%, 07/15/12(B)                                5,000         5,435
                                                              -----------
                                                                   13,427
                                                              -----------
ENERGY - 1.6%
Consolidated Natural Gas
   7.250%, 10/01/04                                  13,000        13,921
Schlumberger Technology
   6.500%, 04/15/12(B)                                7,000         7,899
                                                              -----------
                                                                   21,820
                                                              -----------
FINANCE - 14.4%
ABN AMRO
   7.550%, 06/28/06                                   7,000         7,992
Bank of America
   7.125%, 09/15/06                                   7,000         8,062
BankBoston
   6.375%, 04/15/08                                   4,000         4,354
Bear Stearns
   5.700%, 01/15/07                                   3,000         3,199
Cigna
   7.400%, 01/15/03                                  10,726        10,862
Countrywide Home Loan
   5.500%, 08/01/06                                   7,000         7,353
Credit Suisse First Boston
   5.875%, 08/01/06                                   7,000         7,505
ERAC USA Finance
   7.350%, 06/15/08(B)                                7,000         7,729
GE Global Insurance
   7.750%, 06/15/30                                  15,000        16,961
General Motors Acceptance
   6.150%, 04/05/07                                  12,000        12,065
Goldman Sachs
   6.650%, 05/15/09                                   3,000         3,318
Household Finance
   7.200%, 07/15/06                                  10,000        10,257
International Lease Finance
   5.750%, 10/15/06                                   5,000         5,157
   5.750%, 02/15/07                                   4,940         5,097
Key Bank
   7.000%, 02/01/11                                   7,000         7,820
Lehman Brothers Holdings
   7.875%, 08/15/10                                   7,000         8,233
MBNA America Bank
   6.875%, 07/15/04(B)                                4,500         4,747
   6.625%, 06/15/12(B)                                7,000         6,984
Money Store
   7.300%, 12/01/02                                  26,795        27,003
Morgan Stanley Dean Witter
   5.800%, 04/01/07                                   5,000         5,362
National Rural Utilities
   7.250%, 03/01/12                                  10,000        11,151
Newcourt Credit Group, Series B
   6.875%, 02/16/05                                   7,000         7,166
Norwest
   6.550%, 12/01/06                                   5,000         5,641
Salomon Smith Barney Holdings
   6.500%, 02/15/08(A)                                5,000         5,512
                                                              -----------
                                                                  199,530
                                                              -----------

The accompanying notes are an integral part of the financial statements.


                                       28

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
MANUFACTURING - 3.6%
Aluminum Company of America
   5.375%, 01/15/13                             $     7,150   $     7,591
Boeing
   7.250%, 06/15/25                                  10,000        10,679
Bombardier
   6.750%, 05/01/12(A)(B)                             4,750         3,939
Dow Chemical
   6.000%, 10/01/12                                   5,200         5,416
Ford Motor
   7.450%, 07/16/31(A)                               10,000         8,142
General Motors
   8.875%, 05/15/03                                   2,000         2,052
Honeywell International
   7.000%, 03/15/07                                   5,000         5,643
Motorola
   6.750%, 02/01/06(A)                                7,000         6,825
                                                              -----------
                                                                   50,287
                                                              -----------
REAL ESTATE - 1.2%
Eop Operating
   7.750%, 11/15/07                                   5,000         5,745
Simon Property Group
   7.750%, 01/20/11                                  10,000        11,421
                                                              -----------
                                                                   17,166
                                                              -----------
SERVICES - 1.7%
AOL Time Warner
   6.875%, 05/01/12(A)                                3,500         3,185
Comcast Cable Communications
   7.125%, 06/15/13                                   5,000         4,625
Kroger
   6.750%, 04/15/12(A)                                7,650         8,379
Safeway
   4.800%, 07/16/07                                   7,150         7,418
                                                              -----------
                                                                   23,607
                                                              -----------
TRANSPORTATION - 1.6%
Burlington Northern Santa Fe
   6.375%, 12/15/05                                  11,825        13,034
Continental Airlines, Series 99-2
   7.056%, 09/15/09                                   5,365         5,003
Northwest Airlines, Series 991A
   6.810%, 02/01/20                                   4,095         3,693
                                                              -----------
                                                                   21,730
                                                              -----------
UTILITIES - 4.0%
Alltel
   6.750%, 09/15/05                                  10,000        10,808
Appalachian Power, Series E
   4.800%, 06/15/05                                   5,000         5,111
AT&T
   6.500%, 11/15/06(A)                                7,000         6,860
FPL Group Capital
   7.625%, 09/15/06                                   5,000         5,631
Nortel Networks
   6.875%, 10/01/02                                   1,000           985
Northern State Power-Minnesota
   8.000%, 08/28/12(B)                                5,480         5,804
Ohio Valley Electric
   5.940%, 02/12/06(B)                                4,000         4,246
PSEG Power
   6.950%, 06/01/12(B)                                5,000         4,861
Verizon Global Funding
   7.750%, 12/01/30                             $     5,000   $     4,963
Verizon Wireless
   5.375%, 12/15/06(B)                                6,560         6,170
                                                              -----------
                                                                   55,439
                                                              -----------
YANKEE - 0.8%
Quebec Province
   7.500%, 09/15/29(A)                                3,000         3,861
Pemex Project
   9.125%, 10/13/10                                   7,295         7,778
                                                              -----------
                                                                   11,639
                                                              -----------
TOTAL CORPORATE BONDS
   (Cost $397,399)                                                414,645
                                                              -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES - 25.4%
ADJUSTABLE RATE (D) - 0.0%
GNMA Pool
   7.750%, 08/20/23, #8259                                9             9
                                                              -----------
FIXED RATE - 25.4%
FHLMC Gold Pool
   6.500%, 01/01/28, #G00876                         15,074        15,767
   6.500%, 04/01/29, #C00742                         10,142        10,560
   6.500%, 01/01/30, #C55738(A)                       8,446         8,789
FNMA Pool
   6.255%, 09/01/13, #360500                          6,500         7,372
   5.500%, 02/01/14, #440780                         18,303        19,001
   7.000%, 02/01/15, #535206(A)                       4,949         5,258
   7.000%, 08/01/16, #591038(A)                      12,936        13,680
   7.000%, 04/01/26, #340798                          4,343         4,560
   7.000%, 05/01/26, #250551                          4,463         4,692
   6.000%, 12/01/28, #456276(A)                      10,706        11,077
   6.500%, 02/01/29, #252255(A)                      18,183        18,904
   6.000%, 05/01/29, #323715(A)                      14,898        15,415
   6.500%, 07/01/29, #252570(A)                      11,282        11,730
   6.000%, 04/01/31, #535822                         12,403        12,756
   6.000%, 05/01/31, #511797(A)                      10,452        10,750
   7.000%, 07/01/32, #254379(A)                      28,716        29,999
   6.500%, 09/01/32, #656918                         30,000        31,078
FNMA TBA
   6.500%, 06/01/15(E)                               23,500        24,631
   6.500%, 06/01/30(E)                               43,000        44,559
FNMA Pool TBA
   6.000%, 10/01/32, #661581(E)                      12,650        12,994
GNMA Pool
   6.500%, 04/15/29, #487110(A)                      13,212        13,831
   7.500%, 11/15/30, #537699(A)                      11,442        12,153
   6.500%, 05/15/32, #587673(A)                      12,324        12,863
                                                              -----------
                                                                  352,419
                                                              -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES
   (Cost $341,998)                                                352,428
                                                              -----------
U.S. GOVERNMENT & AGENCY SECURITIES - 24.1%
U. S. AGENCY DEBENTURES - 10.6%
FHLB
   6.090%, 06/02/06(A)                               12,000        13,353
FHLMC
   3.750%, 04/15/04(A)                               20,500        21,095
   5.000%, 05/15/04(A)                               23,000        24,156
   2.875%, 09/26/05                                  14,000        14,056
   5.250%, 01/15/06(A)                               13,000        14,074
   3.500%, 09/15/07(A)                               15,000        15,162

                                       29

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
FNMA
   6.625%, 09/15/09(A)                          $     3,000   $     3,505
   6.250%, 02/01/11(A)                               16,000        17,909
   6.625%, 11/15/30(A)                               20,000        23,443
                                                              -----------
                                                                  146,753
                                                              -----------
U.S. TREASURIES - 13.5%
U.S. Treasury Bonds
   4.375%, 08/15/12                                   2,340         2,489
   8.875%, 08/15/17(A)                                2,865         4,247
   8.875%, 02/15/19(A)                                6,150         9,211
   8.750%, 08/15/20(A)                                4,183         6,265
   6.250%, 08/15/23(A)                               25,000        29,820
U.S. Treasury Notes
   5.875%, 11/15/04                                   7,350         7,982
   3.250%, 08/15/07(A)                               38,145        39,306
   5.500%, 05/15/09(A)                                1,000         1,142
   5.375%, 02/15/31(A)                               38,000        42,224
U.S. Treasury Notes (TIPS)
   3.625%, 01/15/08(A)                               22,295        24,596
   3.875%, 04/15/29(A)                               16,433        20,196
                                                              -----------
                                                                  187,478
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $313,700)                                                334,231
                                                              -----------
ASSET-BACKED SECURITIES - 9.2%
AUTOMOBILES - 3.0%
Capital One Auto Finance Trust
 Series 2001-A, Class A4
   5.400%, 05/15/08                                  10,000        10,642
Chase Manhattan Auto Owner Trust
 Series 2002-B, Class A4
   4.210%, 01/15/09                                  10,000        10,432
Daimler Chrysler Auto Trust
 Series 2000-C, Class A3
   6.820%, 09/06/04                                   6,777         6,874
World Omni Auto Receivables Trust
 Series 2001-B, Class A4
   4.490%, 08/20/08                                  13,000        13,621
                                                              -----------
                                                                   41,569
                                                              -----------
COMMERCIAL - 3.6%
Asset Securitization
 Series 1996-MD6, Class A1B
   6.880%, 11/13/29                                  18,600        19,565
Bank of America - First Union NB
 Commercial Mortgages
 Series 2001-3, Class A1
   4.890%, 04/11/37                                   9,657        10,099
Merrill Lynch Mortgage Investors
 Series 1995-C3, Class A3
   6.540%, 12/26/25(D)                               10,585        10,786
Morgan Stanley Capital Investments
 Series 1999-FNV1, Class A1
   6.120%, 03/15/31                                   9,032         9,772
                                                              -----------
                                                                   50,222
                                                              -----------
CREDIT CARDS - 2.3%
Discover Card Master Trust I
 Series 2001-5, Class A
   5.300%, 11/16/06                                   7,000         7,360
Sears Credit Account Master Trust
 Series 1999-2, Class A
   6.350%, 02/16/07                             $     8,333   $     8,409
 Series 2000-1, Class A
   7.250%, 11/15/07                                  15,000        15,520
                                                              -----------
                                                                   31,289
                                                              -----------
MANUFACTURED HOUSING - 0.3%
Green Tree Financial
 Series 1993-4, Class A4
   6.600%, 01/15/19                                   4,578         4,688
                                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $123,889)                                                127,768
                                                              -----------
CMO - U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED SECURITIES - 6.2%
FIXED RATE - 4.2%
FHLMC
 Series 1723, Class PJ
   7.000%, 02/15/24                                   7,133         8,089
 Series 1699, Class TD
   6.000%, 03/15/24                                  10,000        10,668
FHLMC REMIC
 Series T-47, Class A2
   1.650%, 08/27/05                                  15,000        14,908
 Series 1998-M1, Class A2
   6.250%, 01/25/08                                   7,500         8,185
FNMA
 Series 1991-1, Class PG
   6.500%, 04/25/28                                  15,343        16,331
                                                              -----------
                                                                   58,181
                                                              -----------
Z-BONDS(C) - 2.0%
FHLMC
 Series 1677, Class Z
   7.500%, 07/15/23(A)(D)                             5,699         6,635
 Series 1665, Class KZ
   6.500%, 01/15/24                                  10,146        11,562
FNMA
 Series 1996-35, Class Z
   7.000%, 07/25/26(A)                                9,227         9,908
                                                              -----------
                                                                   28,105
                                                              -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (Cost $77,018)                                                  86,286
                                                              -----------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 4.1%
FIXED RATE - 3.6%
GE Capital Mortgage Services
 Series 1994-17, Class A6
   7.000%, 05/25/24                                   7,000         7,317
 Series 1994-17, Class A7
   7.000%, 05/25/24                                   5,179         5,399
Washington Mutual
 Series 1999-WM2, Class 2A
   7.000%, 11/19/14                                   4,218         4,400
 Series 2001-AR6, Class A5
   5.603%, 01/26/32                                  16,500        16,822
 Series 2002-AR4, Class A7
   5.598%, 04/25/32                                  15,000        15,501
                                                              -----------
                                                                   49,439
                                                              -----------

The accompanying notes are an integral part of the financial statements.

                                       30

DESCRIPTION                                PAR (000)/SHARES   VALUE (000)
-------------------------------------------------------------------------
Z-BOND(C) - 0.5%
GE Capital Mortgage Services
 Series 1994-6, Class A9
   6.500%, 09/25/22                            $      7,238   $     7,375
                                                              -----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED
   SECURITIES
   (Cost $54,458)                                                  56,814
                                                              -----------
RELATED PARTY MONEY MARKET FUND - 5.2%
First American Prime Obligations Fund(F)         71,590,914        71,591
                                                              -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $71,591)                                                  71,591
                                                              -----------
TOTAL INVESTMENTS - 104.1%
   (Cost $1,380,053)                                            1,443,763
                                                              -----------
OTHER ASSETS AND LIABILITIES, NET - (4.1)%                        (57,171)
                                                              -----------
TOTAL NET ASSETS - 100.0%                                     $ 1,386,592
                                                              -----------

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a value of $435,240,999 at September 30, 2002. See also the notes to the financial statements.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(C) Z-Bonds - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.
(D) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.
(E) On September 30, 2002, the total cost of investments purchased on a when-issued basis was $82,183,641.
(F) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced
TIPS - Treasury Inflation Protection Security

HIGH YIELD BOND FUND

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS - 86.7%
CONSUMER GOODS - 7.6%
Agrilink Foods, Callable 11/01/03 @ 105.94
   11.875%, 11/01/08                            $       500   $       527
Constellation Brands, Series B, Callable
 01/15/07 @ 104.06
   8.125%, 01/15/12                                     250           256
Corn Products International
   8.250%, 07/15/07                                     500           485
Fleming Companies, Series D, Callable
 10/01/02 @ 105.31
   10.625%, 07/31/07                                    500           295
Ingles Markets, Callable 12/01/06 @ 104.44
   8.875%, 12/01/11                                     500           455
Playtex Family Products, Callable
 06/01/06 @ 104.69
   9.375%, 06/01/11                                     500           537
Roundy's, Callable 06/15/07 @ 104.44
   8.875%, 06/15/12(A)                                  500           492
Simmons, Callable 03/15/04 @ 105.12
   10.250%, 03/15/09                                    500           530
Swift & Co., Callable 10/01/06 @ 105.06
   10.125%, 10/01/09(A)                                 500           457
                                                              -----------
                                                                    4,034
                                                              -----------
ENERGY - 7.3%
Newfield Exploration, Callable
 08/15/07 @ 104.19
   8.375%, 08/15/12                                     500           512
Parker Drilling, Series B, Callable
 11/15/04 @ 105.06
   10.125%, 11/15/09(D)                               1,000           960
Pride International, Callable 06/01/04 @ 105 00
   10.000%, 06/01/09                                    500           540
Swift Energy, Callable 08/01/04 @ 105.12
   10.250%, 08/01/09                                    500           495
Tesoro Petroleum, Series B, Callable
 11/01/05 @ 104.81
   9.625%, 11/01/08                                     500           285
Western Oil Sands
   8.375%, 05/01/12(B)                                  500           506
Williams
   7.750%, 06/15/31                                   1,000           580
                                                              -----------
                                                                    3,878
                                                              -----------
FINANCE - 3.1%
Golden State Holdings
   7.125%, 08/01/05                                     500           536
Sovereign Bancorp
   10.500%, 11/15/06                                  1,000         1,110
                                                              -----------
                                                                    1,646
                                                              -----------
MANUFACTURING - 13.8%
American Axle & Manufacturing,
 Callable 03/01/04 @ 104.88
   9.750%, 03/01/09                                     500           532
Appleton Papers, Series B, Callable
 12/15/05 @ 106.25
   12.500%, 12/15/08                                    500           527
Applied Extrusion Technologies, Series B,
 Callable 07/01/06 @ 105.37
   10.750%, 07/01/11                                    500           342
Avaya, Callable 04/01/06 @ 105.56
   11.125%, 04/01/09                                    500           325

                                       31

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
BE Aerospace, Callable 11/01/03 @ 104.75
   9.500%, 11/01/08                             $       500   $       375
Beazer Homes USA, Callable
 04/15/07 @ 104.19
   8.375%, 04/15/12                                     500           502
Georgia-Pacific
   8.875%, 05/15/31                                     500           365
Greif Brothers, Callable 08/01/07 @ 104.44
   8.875%, 08/01/12(A)                                  400           406
Lear, Series B
   8.110%, 05/15/09                                     500           520
Lyondell Chemical, Callable 05/01/04 @ 105.44
   10.875%, 05/01/09                                    500           415
Oregon Steel Mills, Callable 07/15/06 @ 105.00
   10.000%, 07/15/09(A)                                 250           249
Owens-Brockway Glass Container, Callable
 02/15/06 @ 104.44
   8.875%, 02/15/09                                     500           502
Schuler Homes, Callable 07/15/05 @ 104.69
   9.375%, 07/15/09                                     500           500
Sequa
   9.000%, 08/01/09                                     500           445
Solectron, Callable 02/15/06 @ 104.81
   9.625%, 02/15/09                                     500           412
Technical Olympic USA, Callable
 07/01/06 @ 104.50
   9.000%, 07/01/10(A)                                  500           470
WCI Communities, Callable 05/01/07 @ 104.56
   9.125%, 05/01/12                                     500           463
                                                              -----------
                                                                    7,350
                                                              -----------
REAL ESTATE - 1.8%
Meristar Hospitality
   9.125%, 01/15/11                                     500           443
Ventas Realty
   9.000%, 05/01/12                                     500           513
                                                              -----------
                                                                      956
                                                              -----------
SERVICES - 42.9%
Allied Waste North America, Series B, Callable
 08/01/04 @ 105.00
   10.000%, 08/01/09                                  1,000           920
Asbury Automotive Group, Callable
 06/15/07 @ 104.50
   9.000%, 06/15/12                                     500           450
Autonation
   9.000%, 08/01/08                                     500           510
Bally Total Fitness Holdings, Series D,
 Callable 10/01/02 @ 104.94
   9.875%, 10/15/07                                     500           460
Boca Resorts, Callable 04/15/04 @ 104.94
   9.875%, 04/15/09                                     500           518
Buffets, Callable 07/15/06 @ 105.62
   11.250%, 07/15/10(A)                                 500           505
Charter Communications Holdings, Callable
 01/15/05 @ 105.88
   11.750%, 01/15/10(C)                               1,500           615
Corus Entertainment, Callable 03/01/07
 @ 104.38
   8.750%, 03/01/12(B)                                  500           508
Coventry Health Care, Callable 02/15/07
 @ 104.06
   8.125%, 02/15/12                                     750           776
Crown Castle, Callable 08/01/05 @ 105.37
   10.750%, 08/01/11                            $     1,000   $       695
CSC Holdings, Series B
   7.625%, 04/01/11                                     500           405
Dominos, Series B, Callable 01/15/04 @ 105.19
   10.375%, 01/15/09                                    500           538
Echostar DBS, Callable 01/15/06 @ 104.56
   9.125%, 01/15/09(A)                                  500           475
Extendicare Health Services, Callable
 07/01/06 @ 104.75
   9.500%, 07/01/10(A)                                  500           508
Fisher Scientific International, Callable
 02/01/03 @ 104.50
   9.000%, 02/01/08                                   1,000         1,030
Hanger Orthopedic, Callable 02/15/06 @ 105.19
   10.375%, 02/15/09                                    350           369
HCA Columbia Healthcare
   8.750%, 09/01/10                                     500           570
Healthsouth, Callable 10/01/04 @ 105.38
   10.750%, 10/01/08                                    500           345
HMH Properties, Series B, Callable
 08/01/03 @ 103.98
   7.875%, 08/01/08                                     500           485
IASIS Healthcare, Callable 10/15/04 @ 106.50
   13.000%, 10/15/09                                    500           510
Isle of Capri Casinos, Callable
 04/15/04 @ 104.38
   8.750%, 04/15/09                                     500           505
J.C. Penney
   7.950%, 04/01/17                                     500           420
Johnsondiversey, Callable 05/15/07 @ 104.81
   9.625%, 05/15/12(A)                                  500           500
Mandalay Resort Group, Series B
   10.250%, 08/01/07                                    500           540
MGM Mirage
   8.375%, 02/01/11                                     500           516
Mohegan Tribal Gaming
   8.125%, 01/01/06                                     500           515
Park Place Entertainment
   8.875%, 09/15/08                                     500           520
Paxson Communications, Callable
 01/15/06 @ 106.12
   12.250%, 01/15/09                                    750           330
Penn National Gaming, Callable
 03/15/06 @ 104.44
   8.875%, 03/15/10                                     500           500
Resorts International Hotel & Casino,
 Callable 03/15/07 @ 106.00
   11.500%, 03/15/09                                    750           649
Rite Aid
   7.125%, 01/15/07                                   1,000           675
Rotech Healthcare, Callable 04/01/07 @ 104.75
   9.500%, 04/01/12(A)                                  750           679
Royal Caribbean Cruises
   8.250%, 04/01/05(B)                                  500           460
Russell, Callable 05/01/06 @ 104.62
   9.250%, 05/01/10(A)                                  500           520
Sbarro, Callable 09/15/04 @ 105.50
   11.000%, 09/15/09                                    500           460
Service Corporation International
   7.700%, 04/15/09(A)                                1,000           835

The accompanying notes are an integral part of the financial statements.

                                       32

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
Sinclair Broadcast Group, Callable
 12/15/02 @ 104.38
   8.750%, 12/15/07                             $       500   $       512
Six Flags, Callable 02/01/06 @ 104.44
   8.875%, 02/01/10                                     500           409
Starwood Hotels & Resorts
   6.750%, 11/15/05                                     500           481
Tricon Global Restaurant
   8.875%, 04/15/11                                   1,000         1,070
United Rentals, Series B, Callable
 04/15/05 @ 105.38
   10.750%, 04/15/08                                    500           495
                                                              -----------
                                                                   22,783
                                                              -----------
TRANSPORTATION - 2.9%
Continental Airlines, Series 2001-1, Class B
   7.033%, 06/15/11                                     985           751
CP Ships Limited, Callable 07/15/07 @ 105.19
   10.375%, 07/15/12(A)(B)                              500           518
Northwest Airlines
   9.875%, 03/15/07                                     500           250
                                                              -----------
                                                                    1,519
                                                              -----------
UTILITIES - 6.4%
AES
   9.375%, 09/15/10                                     500           260
Calpine
   8.500%, 02/15/11                                     500           203
CMS Energy
   8.500%, 04/15/11                                     500           375
Mirant Americas Generation
   8.300%, 05/01/11                                     500           250
Mission Energy Holdings
   13.500%, 07/15/08                                    500           160
Nextel Communications, Callable
 11/15/04 @ 104.69
   9.375%, 11/15/09                                     500           390
Panamsat, Callable 02/01/07 @ 104.25
   8.500%, 02/01/12(A)                                  500           413
Qwest Capital Funding
   7.750%, 08/15/06                                   1,000           540
Triton PCS, Callable 11/15/06 @ 104.38
   8.750%, 11/15/11                                     500           330
Western Resources
   9.750%, 05/01/07                                     500           460
                                                              -----------
                                                                    3,381
                                                              -----------
YANKEE - 0.9%
Biovail, Callable 04/01/06 @ 103.94
   7.875%, 04/01/10(B)                                  500           502
                                                              -----------
TOTAL HIGH YIELD CORPORATE BONDS
   (Cost $51,123)                                                  46,049
                                                              -----------
CORPORATE BONDS - 3.5%
MANUFACTURING - 1.3%
Nortel Networks
   6.125%, 02/15/06                                     500           175
Phelps Dodge
   8.750%, 06/01/11                                     500           509
                                                              -----------
                                                                      684
                                                              -----------

DESCRIPTION                                PAR (000)/SHARES   VALUE (000)
-------------------------------------------------------------------------
UTILITIES - 1.4%
AT&T Wireless Services
   7.875%, 03/01/11                             $       500   $       382
XCEL Energy
   7.000%, 12/01/10                                     500           398
                                                              -----------
                                                                      780
                                                              -----------
YANKEE - 0.8%
Tyco International
   6.750%, 02/15/11                                     500           420
                                                              -----------
TOTAL CORPORATE BONDS
   (Cost $2,206)                                                    1,884
                                                              -----------
U.S. GOVERNMENT & AGENCY SECURITY - 1.9%
U.S. TREASURY - 1.9%
U.S. Treasury Note
   3.375%, 04/30/04                                   1,000         1,027
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITY
   (Cost $1,002)                                                    1,027
                                                              -----------
MUTUAL FUNDS - 1.7%
OPEN END FUNDS - 1.7%
Goldman Sachs High Yield Fund                        67,818           447
Northeast Investors Trust                            62,500           440
                                                              -----------
TOTAL MUTUAL FUNDS
   (Cost $963)                                                        887
                                                              -----------
RELATED PARTY MONEY MARKET FUND - 4.5%
First American Prime Obligations Fund(E)          2,396,554         2,397
                                                              -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $2,397)                                                    2,397
                                                              -----------
TOTAL INVESTMENTS - 98.3%
   (Cost $57,691)                                                  52,244
                                                              -----------
OTHER ASSETS AND LIABILITIES, NET - 1.7%                              887
                                                              -----------
TOTAL NET ASSETS - 100.0%                                     $    53,131
                                                              -----------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(B) Represents a foreign high yield (non-investment grade) bond. On September 30, 2002, the value of these investments was $2,492,480, which represents 4.7% of total net assets.
(C) Delayed Interest (Step-Bonds) - Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2002, based upon the estimated timing and amount of future interest and principal payments.
(D) Securities considered illiquid or restricted. See also the notes to the financial statements.
(E) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

INTERMEDIATE TERM BOND FUND

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES - 41.2%
U.S. AGENCY DEBENTURES - 20.0%
FFCB
   1.670%, 01/02/03                             $    10,000   $     9,999
   4.250%, 07/01/03(A)                               10,000        10,191
   6.100%, 11/04/04                                   6,350         6,875
   5.750%, 09/01/05(A)                                5,000         5,462
   5.930%, 06/10/08                                   3,000         3,375
   5.870%, 09/02/08                                   3,000         3,372
   5.240%, 10/01/08(A)                                5,000         5,450
FHLB
   1.660%, 12/18/02(E)                               10,000         9,964
   4.500%, 07/07/03(A)                               10,000        10,214
   6.250%, 08/13/04(A)                                3,000         3,232
   6.060%, 05/24/06(A)                                5,000         5,565
   6.090%, 06/02/06(A)                                4,000         4,451
   6.375%, 08/15/06(A)                                6,000         6,781
   5.795%, 06/19/08                                   5,500         6,151
   5.890%, 06/30/08(A)                                3,000         3,372
   5.540%, 01/08/09(A)                                4,500         4,967
   7.375%, 02/12/10(A)                                3,000         3,653
FHLMC
   1.690%, 11/05/02(A)(E)                            10,000         9,984
   5.750%, 07/15/03(A)                               10,000        10,317
   6.875%, 01/15/05(A)                                8,000         8,836
   5.950%, 01/19/06(A)                                6,000         6,629
   6.000%, 06/15/11(A)                                4,000         4,515
   5.500%, 09/15/11(A)                               14,000        15,275
FNMA
   6.250%, 11/15/02(A)                                5,000         5,028
   1.610%, 01/22/03(A)(E)                            10,000         9,949
   4.750%, 11/14/03(A)                               15,000        15,527
   5.125%, 02/13/04(A)                                5,000         5,227
   6.400%, 09/27/05(A)                                6,000         6,679
   6.000%, 12/15/05(A)                                  375           415
TVA
   6.375%, 06/15/05(A)                                8,000         8,766
                                                              -----------
                                                                  210,221
                                                              -----------
U.S. TREASURIES - 21.2%
U.S. Treasury Bonds
   11.625%, 11/15/02(A)                               5,000         5,061
   13.750%, 08/15/04(A)                               8,000         9,780
   9.875%, 11/15/15(A)                               38,000        59,594
U.S. Treasury Bond (STRIPS)
   0.000%, 11/15/04(A)(C)                            63,900        61,605
U.S. Treasury Notes
   4.750%, 01/31/03                                  10,000        10,108
   5.500%, 03/31/03(A)                                9,000         9,180
   5.500%, 05/31/03(A)                                5,000         5,133
   7.250%, 05/15/04(A)                                5,000         5,452
   11.250%, 02/15/15(A)                              18,500        31,344
   5.500%, 08/15/28(A)                               23,000        25,263
                                                              -----------
                                                                  222,520
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $398,124)                                                432,741
                                                              -----------
CORPORATE BONDS - 34.5%
CONSUMER GOODS - 1.1%
Bristol-Myers Squibb
   4.750%, 10/01/06(A)                                1,725         1,818
Brown-Forman
   7.380%, 05/10/05                                   1,000         1,126
Campbell Soup
   6.900%, 10/15/06                             $     1,000   $     1,138
Coca-Cola Enterprises
   6.700%, 10/15/36                                   2,000         2,261
General Mills
   8.900%, 03/15/06                                   1,000         1,179
Kraft Foods
   6.250%, 06/01/12                                   3,500         3,959
Proctor & Gamble
   8.000%, 11/15/03                                      50            53
                                                              -----------
                                                                   11,534
                                                              -----------
ENERGY - 2.1%
Anadarko Petroleum
   6.125%, 03/15/12                                   3,000         3,286
BP Amoco
   8.500%, 04/15/07                                   1,000         1,204
Conoco
   5.900%, 04/15/04                                   3,500         3,685
Conoco Funding
   6.350%, 10/15/11(A)                                3,000         3,381
Duke Capital
   7.250%, 10/01/04                                   1,500         1,555
Oneok
   7.750%, 08/15/06                                   1,100         1,233
Schlumberger Technology
   6.500%, 04/15/12(B)                                2,500         2,821
Texaco Capital
   7.090%, 02/01/07                                   1,000         1,153
Washington Gas Light, Series C,
 Callable 06/09/05 @ 100
   6.500%, 06/09/25                                   3,000         3,269
                                                              -----------
                                                                   21,587
                                                              -----------
FINANCE - 17.7%
ABN AMRO
   7.250%, 05/31/05                                   1,600         1,781
   7.550%, 06/28/06                                   5,000         5,709
Aetna Services
   6.750%, 09/15/13                                   1,375         1,528
Amsouth Bancorp
   7.750%, 05/15/04                                   1,500         1,615
Associated P&C Holdings
   6.750%, 07/15/03(B)                                1,500         1,544
Bank of America
   10.000%, 02/01/03                                  2,000         2,054
   8.625%, 11/15/03                                     400           430
   7.750%, 08/15/04                                     500           547
   6.875%, 02/15/05                                     600           655
   7.125%, 09/15/06                                   5,000         5,758
   10.200%, 07/15/15                                  2,380         3,427
Bank of Oklahoma
   7.125%, 08/15/07                                   1,300         1,433
Bank One
   6.625%, 04/15/03                                      50            51
BankBoston
   6.375%, 04/15/08                                   1,450         1,578
Bankers Trust
   7.250%, 01/15/03                                     500           508
Bear Stearns
   6.250%, 07/15/05                                     150           161
   6.875%, 10/01/05                                   5,000         5,464
Chase Manhattan
   7.125%, 03/01/05                                     500           541

The accompanying notes are an integral part of the financial statements.

                                       34

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
Cigna
   7.400%, 01/15/03                             $     3,075   $     3,114
Citigroup
   5.625%, 08/27/12                                   7,000         7,269
Countrywide Home Loan
   5.625%, 07/15/09(A)                                1,500         1,558
Credit Suisse First Boston
   5.875%, 08/01/06                                   3,500         3,752
Dresdner Bank
   7.250%, 09/15/15                                     650           790
First Chicago
   7.625%, 01/15/03                                   5,000         5,080
Ford Motor Credit
   5.800%, 01/12/09                                   5,000         4,407
   7.250%, 10/25/11(A)                               10,000         9,277
General Electric Capital, Series A
   6.000%, 06/15/12                                  10,000        10,780
General Motors Acceptance
   6.875%, 08/28/12                                  10,000         9,734
Goldman Sachs
   6.600%, 01/15/12                                   5,000         5,500
Household Finance
   7.000%, 05/15/12                                   8,000         7,844
International Lease Finance
   5.700%, 11/03/03                                   2,000         2,052
J.P. Morgan Chase
   6.625%, 03/15/12(A)                                2,050         2,217
John Deere Capital
   5.520%, 04/30/04                                   3,000         3,110
Key Bank
   7.000%, 02/01/11                                   4,000         4,468
Lehman Brothers Holdings
   11.625%, 05/15/05                                  2,450         2,960
 Putable 08/01/03 @ 100
   7.500%, 08/01/26                                   5,025         5,620
MBNA America Bank
   6.625%, 06/15/12(B)                                3,500         3,492
Merrill Lynch
   6.500%, 07/15/18                                   3,500         3,624
Morgan Stanley Dean Witter
   5.800%, 04/01/07                                   2,000         2,145
National Rural Utilities
   5.750%, 08/28/09                                   3,000         3,063
Newcourt Credit Group
 Series A
   7.125%, 12/17/03                                   1,785         1,818
 Series B
   6.875%, 02/16/05                                   2,800         2,866
Paine Webber Group
   7.115%, 01/27/04                                   3,000         3,182
   8.875%, 03/15/05                                     500           564
Principal Financial Group
   8.200%, 08/15/09(B)                                4,500         5,169
Safeco
   7.875%, 04/01/05                                   1,000         1,017
Sanwa Bank
   7.400%, 06/15/11                                   2,000         2,074
Sears Roebuck Acceptance
   6.700%, 04/15/12                                   2,000         2,115
St. Paul Companies
   7.490%, 11/06/02                                      25            25
   7.500%, 12/20/02                                      50            50
Standard Federal Bancorp
   7.750%, 07/17/06                             $     2,155   $     2,473
Suntrust Banks
   6.125%, 02/15/04                                   3,000         3,156
Synovus Financial
   6.125%, 10/15/03                                   3,000         3,123
UnitedHealth Group
   6.600%, 12/01/03                                   5,000         5,229
Wachovia
   7.050%, 08/01/05                                   5,000         5,541
Wells Fargo
   6.375%, 08/01/11(A)                                6,700         7,547
Westdeutsche Landesbank
   6.750%, 06/15/05                                   3,000         3,320
                                                              -----------
                                                                  185,909
                                                              -----------
MANUFACTURING - 2.6%
Applied Materials
   7.125%, 10/15/17                                   2,400         2,810
DaimlerChrysler
   7.300%, 01/15/12                                   4,500         4,950
Dupont
   8.125%, 03/15/04                                   1,000         1,083
Electronic Data Systems
   7.125%, 10/15/09                                   2,500         2,338
Lubrizol
   5.875%, 12/01/08                                   1,000         1,058
McDonnell Douglas
   6.875%, 11/01/06                                   5,000         5,461
Praxair
   6.900%, 11/01/06                                   1,000         1,122
RadioShack
   7.375%, 05/15/11                                   2,500         2,754
Raytheon
   6.150%, 11/01/08                                   1,000         1,075
Toll Road Investors
   0.000%, 02/15/04(B)(C)                             4,800         4,620
                                                              -----------
                                                                   27,271
                                                              -----------
REAL ESTATE - 0.5%
Eop Operating
   7.000%, 07/15/11                                   3,000         3,302
Security Capital Group
   7.750%, 11/15/03                                   1,700         1,800
                                                              -----------
                                                                    5,102
                                                              -----------
SERVICES - 2.6%
AOL Time Warner
   6.875%, 05/01/12(A)                                3,010         2,739
Cendant
   7.750%, 12/01/03(A)                                1,880         1,880
Continental Cablevision, Callable
 08/01/05 @ 104.75
   9.500%, 08/01/13                                   3,475         3,232
Dayton Hudson
   5.875%, 11/01/08                                   5,000         5,561
Eli Lilly
   6.000%, 03/15/12(A)                                5,000         5,591
Viacom
   5.625%, 08/15/12                                     500           524
Wal-Mart Stores
   6.875%, 08/10/09                                   6,000         7,050
                                                              -----------

                                       35

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
Walt Disney
   6.375%, 03/01/12(A)                          $     1,000   $     1,062
                                                              -----------
                                                                   27,639
                                                              -----------
TRANSPORTATION - 0.7%
Air 2 US
   10.127%, 10/01/20(B)                               1,000           350
America West Airlines, Series 99-1
   8.540%, 01/02/06                                   1,347         1,198
Continental Airlines, Series 974C
   6.800%, 07/02/07                                   1,213           979
Federal Express
   9.650%, 06/15/12                                   1,500         1,986
 Series A2
   7.890%, 09/23/08                                     647           743
Northwest Airlines, Series 991C
   8.130%, 02/01/14                                     768           601
United Airlines, Series 96A1
   7.270%, 01/30/13                                   2,840         1,578
                                                              -----------
                                                                    7,435
                                                              -----------
UTILITIES - 4.6%
AT&T
   6.750%, 04/01/04                                   1,150         1,140
   7.000%, 05/15/05                                     100            96
AT&T Wireless Services
   7.875%, 03/01/11                                   1,000           765
   8.125%, 05/01/12                                   1,495         1,151
Baltimore Gas & Electric
   5.250%, 12/15/06                                   3,985         3,936
Bellsouth Capital Funding
   7.750%, 02/15/10                                   3,000         3,482
British Telecom
   8.375%, 12/15/10                                   2,000         2,346
Conectiv
   6.730%, 06/01/06                                   1,800         1,900
Deutsche Telecom
   8.000%, 06/15/10                                   2,000         2,194
Dominion Resources
   3.875%, 01/15/04                                   3,500         3,521
DTE Energy
   7.050%, 06/01/11                                   2,070         2,333
FPL Group Capital
   7.625%, 09/15/06                                   2,540         2,860
France Telecom
   8.250%, 03/01/11(D)                                1,000         1,091
   9.250%, 03/01/11                                   1,000         1,085
GTE California
   6.700%, 09/01/09                                   1,000         1,048
PG&E
   6.250%, 08/01/03                                      50            50
PSEG Power
   6.950%, 06/01/12(A)(B)                             3,500         3,403
PSI Energy
   7.850%, 10/15/07                                   1,600         1,780
SBC Communications
   5.875%, 08/15/12                                   2,000         2,118
Southwestern Bell Telephone, Series C
   6.560%, 11/15/05                                   1,000         1,087
Sprint Capital
   5.700%, 11/15/03                                   2,000         1,780
   6.375%, 05/01/09                                   3,000         2,010
Verizon Global Funding
   6.875%, 06/15/12(A)                                3,000         3,068
Vodafone Group
   7.625%, 02/15/05(B)                          $     3,500   $     3,816
                                                              -----------
                                                                   48,060
                                                              -----------
YANKEE - 2.6%
AT&T Canada,
 Callable 06/15/03 @ 104.97
   9.950%, 06/15/08(D)                                2,000           180
 Callable 11/01/03 @ 105.31
   10.625%, 11/01/08                                  2,000           180
Banco Santander - Chile
   6.500%, 11/01/05                                   3,450         3,766
Corp Andina De Fomento
   7.750%, 03/01/04                                     750           804
HSBC Bank
   6.950%, 03/15/11                                   4,225         4,912
Hydro-Quebec
   11.750%, 02/01/12                                  2,250         3,505
National Bank of Hungary
   8.875%, 11/01/13                                   1,350         1,825
National Westminster Bancorp
   9.375%, 11/15/03                                   1,700         1,832
Norsk Hydro
   9.000%, 04/15/12                                   1,350         1,765
Pemex Project
   9.125%, 10/13/10                                   3,500         3,732
Pohang Iron & Steel
   7.125%, 07/15/04                                     875           940
Tyco International
   4.950%, 08/01/03(A)                                3,000         2,835
Wharf Capital International
   8.875%, 11/01/04                                     800           892
                                                              -----------
                                                                   27,168
                                                              -----------
TOTAL CORPORATE BONDS
   (Cost $351,840)                                                361,705
                                                              -----------
CMO - U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 7.6%
FIXED RATE - 7.6%
FHLMC
 Series 1902, Class C
   7.000%, 05/15/03                                     376           377
 Series 1551, Class E
   6.500%, 09/15/07                                      26            26
 Series 2483, Class DA
   5.500%, 06/15/08(A)                                5,000         5,199
 Series 2496, Class OA
   5.000%, 09/15/08(F)                                5,000         5,200
 Series 1606, Class H
   6.000%, 11/15/08(A)                                5,085         5,420
 Series 2503, Class JA
   5.500%, 07/15/10                                   5,000         5,163
 Series 2389, Class VA
   6.000%, 02/15/11(A)                                4,685         5,081
 Series 2358, Class PA
   6.000%, 06/15/11                                   4,702         4,879
 Series 2440, Class NJ
   6.000%, 01/15/18(A)                                5,000         5,172
 Series 2456, Class CD
   5.500%, 06/15/19(A)                                4,398         4,539
 Series 1167, Class E
   7.500%, 11/15/21                                     163           171
 Series 1286, Class A
   6.000%, 05/15/22                                     497           511

The accompanying notes are an integral part of the financial statements.

                                       36

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
 Series 1633, Class PK
   6.000%, 09/15/22(A)                          $     5,000   $     5,346
 Series 1634, Class PH
   6.000%, 11/15/22                                   5,000         5,307
 Series 2166, Class AC
   6.500%, 03/15/26                                   3,675         3,729
FNMA
 Series 1996-57, Class E
   7.000%, 06/25/03                                     342           346
 Series 1993-83, Class VD
   6.500%, 07/25/04                                   3,614         3,690
 Series 1993-55, Class J
   6.500%, 11/25/07                                     770           803
 Series 2002-55, Class QR
   5.000%, 02/25/09                                   5,000         5,202
 Series 2002-49, Class KJ
   4.500%, 12/25/09(A)                                5,000         5,146
 Series 1990-89, Class K
   6.500%, 07/25/20                                      94            99
 Series 1996-10, Class C
   6.500%, 12/25/23                                   3,532         3,583
GNMA
 Series 2001-62, Class VK
   6.500%, 01/16/11(A)                                4,689         5,090
                                                              -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (Cost $78,418)                                                  80,079
                                                              -----------
ASSET-BACKED SECURITIES - 5.8%
AUTOMOBILES - 1.6%
Capital One Auto Finance Trust
 Series 2002-1, Class A4
   4.160%, 07/15/07                                   3,000         3,106
 Series 2001-A, Class A4
   5.400%, 05/15/08                                   5,000         5,321
MMCA Automobile Trust
 Series 2002-2, Class A4
   4.300%, 03/15/10                                   3,525         3,669
Toyota Auto Receivables Owners Trust
 Series 2002-B, Class A4
   4.390%, 05/15/09                                   5,000         5,265
                                                              -----------
                                                                   17,361
                                                              -----------
COMMERCIAL - 0.5%
Morgan Stanley Capital Investments
 Series 1999-FNV1, Class A1
   6.120%, 03/15/31                                   4,424         4,786
                                                              -----------
CREDIT CARDS - 1.0%
Citibank Credit Card Master Trust I
 Series 1997-6, Class A
   0.000%, 08/15/06(C)                                1,875         1,804
MBNA Master Credit Card Trust
 Series 1998-D, Class A
   5.800%, 12/15/05                                   3,000         3,091
Sears Credit Account Master Trust
 Series 2000-1, Series A
   7.250%, 11/15/07                                   5,000         5,173
                                                              -----------
                                                                   10,068
                                                              -----------
HOME EQUITY - 2.1%
Advanta Mortgage Loan Trust
 Series 1997-1, Class A5
   7.350%, 05/25/27                                     757           782
AFC Home Equity Loan Trust
 Series 1993-4, Class 1A
   5.800%, 02/26/24                                     774           773
 Series 1996-4, Class 1A7
   6.860%, 03/25/27                             $     1,556   $     1,633
Amresco Residential Security Mortgage
 Series 1997-3, Class A9
   6.960%, 03/25/27                                   2,176         2,232
Contimortgage Home Equity Loan Trust
 Series 1997-5, Class A5
   6.630%, 12/15/20                                   2,950         2,999
 Series 1997-2, Class A9
   7.090%, 04/15/28                                     617           627
 Series 1997-3, Class A9
   7.120%, 08/15/28                                   2,075         2,149
Delta Funding Home Equity Loan Trust
 Series 1997-4, Class A5F
   6.670%, 01/25/28                                   1,276         1,379
EQCC Home Equity Loan Trust
 Series 1996-1, Class A4
   6.560%, 03/15/23                                   1,164         1,169
 Series 1997-1, Class A7
   7.120%, 05/15/28                                   1,341         1,403
Mellon Residential Funding
 Series 2001-HEIL, Class A3
   5.945%, 02/25/11                                   5,000         5,157
Prudential Securities Financial
 Series 1993-8, Class A
   5.775%, 11/15/14                                     649           656
 Series 1994-5, Class A1
   5.660%, 05/25/24                                     622           637
Residential Asset Securities
 Series 1998-KS1, Class AI9
   6.440%, 03/25/28                                     757           756
                                                              -----------
                                                                   22,352
                                                              -----------
MANUFACTURED HOUSING - 0.6%
Green Tree Financial
 Series 1994-4, Class A4
   7.950%, 07/15/19                                      35            35
 Series 1996-9, Class A5
   7.200%, 01/15/28                                   1,694         1,726
Green Tree Home Improvement Loan Trust
 Series 1997-E, Class HEA6
   6.620%, 01/15/29                                   4,407         4,520
                                                              -----------
                                                                    6,281
                                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $58,386)                                                  60,848
                                                              -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 4.9%
FIXED RATE - 4.9%
FHLMC Gold Pool
   5.500%, 09/01/06, #G40394                          4,166         4,312
   5.500%, 03/01/16, #E00960                          8,182         8,441
   6.000%, 04/01/29, #C00748(A)                       3,488         3,612
FNMA Pool
   6.000%, 07/01/06, #252632                          1,629         1,699
   6.000%, 08/01/08, #050776                            526           549
   5.500%, 02/01/14, #440780                          5,346         5,550
   6.000%, 03/01/16, #535791                          7,223         7,530
   5.500%, 04/01/16, #572856                          3,977         4,098
   10.000%, 11/01/18, #050145                           364           405
   9.000%, 12/01/20, #303753                            422           451
   9.500%, 06/01/21, #341727                            134           150
   6.000%, 05/01/29, #323715(A)                       3,551         3,675
   6.000%, 03/01/31, #570874                          4,692         4,825
   6.000%, 09/01/32, #652304                          5,000         5,136

                                       37

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
GNMA Pool
   9.000%, 08/15/21, #312046                    $       674   $       743
   9.000%, 05/20/25, #002007                            157           172
   8.500%, 07/20/25, #002038                            291           316
                                                              -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES
   (Cost $48,824)                                                  51,664
                                                              -----------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 1 2%
FIXED RATE - 1.0%
HSBC Mortgage Loan Trust
 Series 2000-HSB1, Class A3
   7.110%, 12/16/30                                   1,607         1,611
Impac Secured Assets CMN Owner Trust
 Series 2000-5, Class A2
   6.730%, 08/25/26                                     876           877
MDC Asset Investors Trust
 Series VIII, Class 8
   7.750%, 09/25/17                                     221           236
Norwest Asset Securities
 Series 1999-15, Class A1
   6.250%, 06/25/14                                   3,805         3,946
Salomon Brothers Mortgage Securities
 Series 1986-1, Class A
   6.000%, 12/25/11                                     404           415
Washington Mutual
 Series 1999-WM2, Class 2A
   7.000%, 11/19/14                                   2,144         2,236
 Series 2001-AR6, Class A2
   3.320%, 01/26/32                                     820           822
Westam Mortgage Financial
 Series 11, Class A
   6.360%, 08/26/20                                     257           274
                                                              -----------
                                                                   10,417
                                                              -----------
Z-BOND(G) - 0.2%
GE Capital Mortgage Services
 Series 1994-6, Class A9
   6.500%, 09/25/22                                   1,856         1,891
                                                              -----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES
   (Cost $12,000)                                                  12,308
                                                              -----------
FOREIGN GOVERNMENT BOND - 0.3%
MEXICO - 0.3%
United Mexican States
   7.500%, 01/14/12(A)                                3,500         3,551
                                                              -----------
TOTAL FOREIGN GOVERNMENT BOND
   (Cost $3,603)                                                    3,551
                                                              -----------
DESCRIPTION                                          SHARES   VALUE (000)
-------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 5.6%
First American Prime Obligations Fund(H)         58,514,855   $    58,515
                                                              -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $58,515)                                                  58,515
                                                              -----------
TOTAL INVESTMENTS - 101.1%
   (Cost $1,009,710)                                            1,061,411
                                                              -----------
OTHER ASSETS AND LIABILITIES, NET - (1.1)%                        (11,644)
                                                              -----------
TOTAL NET ASSETS - 100.0%                                     $ 1,049,767
                                                              -----------

(A) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a value of $440,625,388 at September 30, 2002. See also the notes to the financial statements.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(C) Principal only.
(D) Delayed Interest (Step-Bonds) - Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2002, based upon the estimated timing and amount of future interest and principal payments.
(E) The rate shown is the effective yield at the time of purchase.
(F) Securities considered illiquid or restricted. See also the notes to the financial statements.
(G) Z-Bonds - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.
(H) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
STRIPS - Separate Trading of Registered Interest and Principal of Securities
TVA - Tennessee Valley Authority


The accompanying notes are an integral part of the financial statements.

SHORT TERM BOND FUND

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
CORPORATE BONDS - 26.7%
CONSUMER GOODS - 2.7%
Colgate-Palmolive
   5.340%, 03/27/06                             $     2,950   $     3,198
Conagra Foods
   7.500%, 09/15/05                                   3,660         4,114
Gillette, Callable 10/15/04 @ 100
   3.500%, 10/15/07                                   6,000         6,019
Unilever Capital
   6.875%, 11/01/05(C)                                4,000         4,493
                                                              -----------
                                                                   17,824
                                                              -----------
ENERGY - 0.8%
Conoco
   5.900%, 04/15/04                                   5,000         5,265
                                                              -----------
FINANCE - 16.6%
American General Finance
   5.750%, 11/01/03                                   2,887         2,982
Associates Corporation of North America
   5.800%, 04/20/04                                   4,998         5,251
Bank of America, Series B
   6.200%, 08/15/03                                   2,775         2,864
Bank One
   7.625%, 08/01/05(C)                                7,000         7,923
Bayerische Landesbank
   4.125%, 01/14/05                                   5,000         5,177
Countrywide Funding, Series D
   6.875%, 09/15/05                                   1,500         1,629
Countrywide Home Loan
 Series J
   5.250%, 06/15/04                                   2,000         2,077
 Series F
   6.510%, 02/11/05                                   1,500         1,599
Credit Suisse First Boston
   7.750%, 05/15/06(D)                                2,050         2,297
ERAC USA Finance
   6.375%, 05/15/03(D)                                3,000         3,049
Fleetboston Financial
   6.875%, 03/01/03                                     950           968
   7.125%, 04/15/06                                   2,425         2,659
General Motors Acceptance
   7.500%, 07/15/05(C)                                5,000         5,256
Goldman Sachs
   6.625%, 12/01/04(D)                                1,500         1,634
Heller Financial
   6.000%, 03/19/04                                   4,000         4,195
International Lease Finance
   5.625%, 06/01/07(C)                                5,000         5,143
Key Bank
   7.250%, 06/01/05                                   2,000         2,171
   7.125%, 8/15/06                                    4,000         4,483
Lehman Brothers Holdings
 Series E
   7.125%, 09/15/03                                   5,370         5,606
 Series F
   7.500%, 09/01/06                                   3,000         3,407
Marsh & McLennan
   6.625%, 06/15/04                                   4,132         4,400
MBNA America Bank
   6.875%, 07/15/04(D)                                4,000         4,220
Mellon Funding
   5.750%, 11/15/03                             $     5,000   $     5,194
   7.500%, 06/15/05                                   2,100         2,352
Metropolitan Life Global Funding I
   4.750%, 06/20/07(C)                                8,000         8,356
Money Store
   7.300%, 12/01/02                                   1,350         1,360
Morgan Stanley Dean Witter
   7.750%, 06/15/05                                   2,500         2,789
Paine Webber Group
   6.450%, 12/01/03                                   1,025         1,077
Reliastar Financial
   6.625%, 09/15/03                                   3,000         3,113
Wells Fargo Financial
   6.125%, 08/01/03                                   5,000         5,159
                                                              -----------
                                                                  108,390
                                                              -----------
MANUFACTURING - 2.1%
Aluminum Company of America, Series B
   6.125%, 06/15/05                                   6,000         6,524
DaimlerChrysler, Series A
   7.375%, 09/15/06                                   3,945         4,356
Dover
   6.450%, 11/15/05                                   2,500         2,756
                                                              -----------
                                                                   13,636
                                                              -----------
SERVICES - 2.6%
Abbott Laboratories
   5.125%, 07/01/04                                   4,000         4,208
Target
   7.500%, 02/15/05                                   5,850         6,539
Wal-Mart Stores
   4.150%, 06/15/05(C)                                6,000         6,275
                                                              -----------
                                                                   17,022
                                                              -----------
YANKEE - 1.9%
Diageo Capital
   6.125%, 08/15/05                                   6,090         6,630
Ontario (Province of)
   7.625%, 06/22/04                                   5,000         5,473
                                                              -----------
                                                                   12,103
                                                              -----------
TOTAL CORPORATE BONDS
   (Cost $168,335)                                                174,240
                                                              -----------
U.S. GOVERNMENT & AGENCY SECURITIES - 26.3%
U.S. AGENCY DEBENTURES - 20.1%
FFCB
   3.200%, 11/29/04(C)                                6,000         6,005
   3.340%, 01/28/05(C)                                5,800         5,804
FHLB
   5.375%, 01/05/04(C)                                5,725         5,989
   5.250%, 02/13/04(C)                                7,000         7,329
   4.875%, 04/16/04(C)                               10,000        10,461
   4.875%, 05/14/04(C)                                2,000         2,096
   4.000%, 02/15/05(C)                                5,000         5,204
   3.820%, 02/14/06(C)                                5,000         5,027
   5.375%, 02/15/06(C)                                5,000         5,435
   5.375%, 05/15/06(C)                                3,000         3,266
FHLMC
   7.000%, 07/15/05(C)                                3,500         3,931
   2.875%, 09/26/05                                   7,775         7,806
   5.500%, 07/15/06                                   3,000         3,286
   4.300%, 08/08/07(C)                                5,000         5,083

                                       39

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
FNMA
   4.750%, 03/15/04(C)                          $     5,000   $     5,213
   6.500%, 08/15/04(C)                                6,000         6,494
   2.700%, 08/20/04(C)                                5,000         5,027
   7.000%, 07/15/05(C)                               13,375        15,021
   4.375%, 10/15/06(C)                                5,000         5,275
   4.750%, 01/02/07(C)                                6,000         6,335
SLMA
   5.000%, 06/30/04(C)                                5,000         5,265
   3.375%, 07/15/04(C)                                5,500         5,638
                                                              -----------
                                                                  130,990
                                                              -----------
U.S. TREASURIES - 6.2%
U.S. Treasury Notes
   3.000%, 02/29/04(C)                                8,000         8,160
   7.250%, 05/15/04(C)                                9,300        10,140
   6.750%, 05/15/05(C)                                8,000         8,982
   3.500%, 11/15/06(C)                                5,000         5,212
   4.375%, 05/15/07(C)                                7,500         8,096
                                                              -----------
                                                                   40,590
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $165,926)                                                171,580
                                                              -----------
ASSET-BACKED SECURITIES - 25.8%
AUTOMOBILES - 5.2%
Auto Bond Receivables Trust
 Series 1993-I, Class A
   6.125%, 11/15/21(A)(F)                               106            --
Capital Auto Receivables Asset Trust
 Series 2001-2, Class A3
   4.600%, 09/15/05                                   1,500         1,529
Capital One Auto Finance Trust
 Series 2001-A, Class A4
   5.400%, 05/15/08                                   3,000         3,193
Chase Manhattan Auto Owner Trust
 Series 2001-A, Class A3
   4.550%, 08/15/05                                   2,000         2,041
Daimler Chrysler Auto Trust
 Series 2000-E, Class A3
   6.110%, 11/08/04                                   6,500         6,650
 Series 2000-D, Class A3
   6.660%, 01/08/05                                   2,917         2,983
Daimler Chrysler Master Owner Trust
 Series 2002-A, Class A
   1.900%, 05/15/07 (B)                               5,000         4,997
Ford Credit Auto Owner Trust
 Series 2000-G, Class A4
   6.620%, 07/15/04                                   1,529         1,557
 Series 2001-B, Class A5
   5.360%, 06/15/05                                   3,000         3,138
Household Automotive Trust
 Series 2001-2, Class A3
   4.830%, 03/17/06                                   3,000         3,083
Nissan Auto Receivables Owner Trust
 Series 2002-C, Class A4
   3.330%, 01/15/08                                   4,600         4,697
WFS Financial Owner Trust
 Series 1999-A, Class A4
   5.700%, 11/20/03                                     209           210
                                                              -----------
                                                                   34,078
                                                              -----------
CREDIT CARDS - 9.4%
American Express Credit Account Master Trust
 Series 2002-3, Class A
   1.950%, 12/15/09 (B)                               5,000         5,006
Bank One Issuance Trust
 Series 2002-A3, Class A3
   3.590%, 05/17/10                             $     6,000   $     6,098
Capital One Master Trust
 Series 1998-4, Class A
   5.430%, 01/15/07                                   5,000         5,188
 Series 2001-7A, Class A
   3.850%, 08/15/07                                   5,000         5,164
Citibank Credit Card Issuance Trust
 Series 2001-A8, Class A8
   4.100%, 12/07/06                                   3,700         3,843
Dayton Hudson Credit Card Master Trust
 Series 1998-1, Class A
   5.900%, 05/25/06                                   3,570         3,684
Discover Card Master Trust
 Series 2000-9, Class A
   6.350%, 01/15/06                                   2,000         2,218
 Series 1993-3, Class A
   6.200%, 05/16/06                                   2,200         2,303
 Series 2001-5, Class A
   5.300%, 11/15/06                                   4,980         5,236
 Series 1999-6, Class A
   6.850%, 07/15/07                                   5,000         5,491
Household Private Label Credit Card Trust
 Series 2001-2, Class A
   4.950%, 06/16/08                                   2,000         2,099
MBNA Master Credit Card Trust
 Series 1997-I, Class A
   6.550%, 01/15/07                                   3,500         3,783
 Series 1999-M, Class A
   6.600%, 04/16/07                                   2,000         2,168
Sears Credit Account Master Trust
 Series 1999-2, Class A
   6.350%, 02/16/07                                   1,292         1,303
 Series 1999-3, Class A
   6.450%, 11/17/09                                   2,000         2,173
Travelers Bank Credit Card Master Trust
 Series 1998-1, Class A
   6.000%, 01/18/05                                   5,000         5,077
                                                              -----------
                                                                   60,834
                                                              -----------
EQUIPMENT LEASES - 0.8%
CIT Equipment Collateral
 Series 2001-1, Class A3
   5.230%, 10/20/04                                   1,724         1,747
 Series 2001-A, Class A4
   4.840%, 09/20/12                                   2,500         2,624
First Sierra Receivables
 Series 2000-2, Class A3
   7.490%, 12/18/03                                   1,043         1,056
                                                              -----------
                                                                    5,427
                                                              -----------
HOME EQUITY - 5.1%
Advanta Mortgage Loan Trust
 Series 1993-4, Class A1
   5.500%, 03/25/10                                     553           552
 Series 1998-2, Class A12
   6.330%, 08/25/19                                   1,320         1,328
AFC Home Equity Loan Trust
 Series 1993-4, Class 1A
   5.800%, 02/26/24                                     532           531
 Series 1994-1, Class 1A
   6.400%, 05/25/25                                     528           527
 Series 1997-2, Class 1A5
   6.970%, 06/25/27                                   1,236         1,325

The accompanying notes are an integral part of the financial statements.

                                       40

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
Bank One Home Equity Trust
 Series 1999-2, Class A3
   6.940%, 06/25/29                             $     1,290   $     1,298
Chase Funding
 Series 1998-1, Class IA4
   6.340%, 04/25/25                                   5,000         5,147
Contimortgage Home Equity Loan Trust
 Series 1998-2, Class A7
   6.570%, 03/15/23                                   2,000         2,138
Equivantage Home Equity Loan Trust
 Series 1996-1, Class A
   6.550%, 10/25/25                                     930           974
 Series 1996-4, Class A
   6.750%, 01/25/28                                   2,146         2,207
FHLMC
 Series T-22, Class A3
   6.810%, 12/25/21                                   1,521         1,528
FNMA
 Series 2002-W11, Class AF3
   3.318%, 11/25/32                                   4,700         4,701
GE Capital Mortgage Services
 Series 1996-HE1, Class A4
   7.300%, 02/25/25                                     215           215
 Series 1998-9, Class A2
   6.500%, 02/25/28                                   1,140         1,144
GE Home Equity Loan Trust
 Series 1991-1, Class B
   8.700%, 09/15/11                                     662           663
Money Store Home Equity Trust
 Series 1993-B, Class A2
   6.975%, 07/15/08                                     284           285
 Series 1993-B, Class A3
   6.100%, 05/15/22                                     480           482
 Series 1994-A, Class A4
   6.275%, 12/15/22                                   1,150         1,193
 Series 1996-C, Class A6
   7.690%, 05/15/24                                   2,420         2,453
 Series 1996-D, Class A7
   7.110%, 04/15/25                                   2,851         2,923
 Series 1997-B, Class A8
   6.900%, 07/15/38                                     709           732
Prudential Securities Financial
 Series 1994-5, Class A1
   5.660%, 05/25/24                                     509           521
                                                              -----------
                                                                   32,867
                                                              -----------
MANUFACTURED HOUSING - 0.4%
BankAmerica Manufactured Housing Contract
 Series 1997-2, Class A6
   6.470%, 04/10/15                                     595           597
Oakwood Mortgage Investors
 Series 1999-A, Class A2
   5.890%, 04/15/29                                   2,162         2,211
                                                              -----------
                                                                    2,808
                                                              -----------
RECREATIONAL VEHICLES - 1.1%
Distribution Financial Services RV Trust
 Series 1999-3, Class A4
   6.650%, 03/15/11                                   2,033         2,068
 Series 2001-1, Class A3
   4.740%, 05/15/13                                   5,000         5,218
                                                              -----------
                                                                    7,286
                                                              -----------
UTILITIES - 3.8%
Detroit Edison Securitization Funding
 Series 2001-1, Class A3
   5.875%, 03/01/10                             $     5,000   $     5,516
Massachusetts RRB Special Purpose Trust
 Series 1999-1, Class A4
   6.910%, 09/15/09                                   5,200         5,868
Peco Energy Transition Trust
 Series 1999-A, Class A4
   5.800%, 03/01/07                                   2,350         2,504
 Series 1999-A, Class A6
   6.050%, 03/01/09                                   5,000         5,532
Public Service New Hampshire Funding
 Series 2001-1, Class A2
   5.730%, 11/01/10                                   5,000         5,393
                                                              -----------
                                                                   24,813
                                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $164,535)                                                168,113
                                                              -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 11.5%
ADJUSTABLE RATE(B) - 9.1%
FHLMC Pool
   6.952%, 01/01/29, #846946(C)                       2,283         2,346
   7.634%, 04/01/30, #972055(C)                       2,658         2,763
   6.090%, 05/01/30, #847014(C)                       2,226         2,302
   5.007%, 10/01/32, #847063                          7,196         7,408
FNMA Pool
   5.660%, 02/01/28, #415285(C)                       1,848         1,898
   6.775%, 06/01/31, #625338(C)                       4,401         4,673
   5.534%, 03/01/32, #545791(C)                       3,808         3,926
   5.075%, 05/01/32, #634948(C)                       4,368         4,539
   5.900%, 07/01/32, #545866(C)                       6,976         7,236
   4.500%, 10/01/32, #661645(A)                       7,000         7,118
GNMA Pool
   6.750%, 08/20/21, #8824(C)                         1,199         1,238
   6.750%, 07/20/22, #8006(C)                         1,324         1,367
   6.750%, 09/20/25, #8699(C)                           862           890
   6.375%, 04/20/26, #8847                              809           828
   6.750%, 08/20/27, #80106                             305           315
   6.375%, 01/20/28, #80154                             441           448
   5.250%, 05/20/29, #80283(C)                        2,376         2,407
   5.250%, 06/20/29, #80291(C)                        4,233         4,287
   4.500%, 11/20/30, #80469(C)                        1,881         1,901
   5.500%, 04/20/31, #80507(C)                        1,568         1,596
                                                              -----------
                                                                   59,486
                                                              -----------
FIXED RATE - 2.4%
FHLMC Gold Pool
   5.500%, 10/01/06, #M90680(C)                       2,188         2,273
FHLMC Pool
   7.750%, 07/01/09, #184513                             30            31
FNMA Pool
   6.500%, 12/01/03, #535694(C)                         849           856
   6.465%, 06/01/04, #375610(C)                       4,730         4,870
GNMA Pool
   9.000%, 05/15/16, #158777                            193           213
   9.000%, 04/15/21, #780398                            535           595
   10.000%, 02/15/25, #780081                           399           449
   4.500%, 08/20/31, #80535(C)                        4,215         4,250
   5.500%, 02/20/32, #80580(C)                        1,741         1,786
                                                              -----------
                                                                   15,323
                                                              -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES
   (Cost $74,286)                                                  74,809
                                                              -----------

                                       41

DESCRIPTION                                       PAR (000)   VALUE (000)
-------------------------------------------------------------------------
CMO - U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 4.2%
FIXED RATE - 3.6%
FHLMC
 Series 2043, Class VB
   6.000%, 04/15/05(C)                          $     1,528   $     1,535
 Series 2344, Class QP
   5.250%, 12/15/05(C)                                2,394         2,431
 Series 2420, Class MQ
   4.500%, 12/15/07(C)                                9,600         9,714
 Series 2114, Class PC
   6.000%, 08/15/16(C)                                5,000         5,134
 Series 1022, Class J
   6.000%, 12/15/20                                     202           207
 Series 1759, Class E
   8.250%, 08/15/23                                     121           122
FNMA
 Series 1991-63, Class G
   6.950%, 05/25/06                                      54            54
 Series 1996-W4, Class A4
   6.743%, 12/25/11(C)                                1,427         1,443
 Series 1993-163, Class PK
   6.250%, 10/25/21(C)                                1,894         1,930
 Series 1992-150, Class MA
   5.500%, 09/25/22                                     720           755
                                                              -----------
                                                                   23,325
                                                              -----------
Z-BOND(E) - 0.6%
FHLMC
 Series 1541, Class Z
   6.750%, 11/15/21(C)                                3,606         3,692
                                                              -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (Cost $26,925)                                                  27,017
                                                              -----------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 1 0%
ADJUSTABLE RATE(B) - 0.1%
Patten
 Series 1995-1A
   3.225%, 09/01/13(A)(D)(F)                             19            17
Sears Mortgage Securities
 Series 1993-11, Class T5
   6.998%, 07/25/23                                     846           847
                                                              -----------
                                                                      864
                                                              -----------
FIXED RATE - 0.9%
ABN AMRO Mortgage
 Series 1994-4, Class IA2
   6.500%, 06/25/29                                   3,260         3,292
First Boston Mortgage
 Series 1993-M1, Class 1A
   6.750%, 09/25/06                                     338           346
Norwest Asset Securities
 Series 1999-16, Class A2
   6.000%, 06/25/29                                   1,996         2,008
PNC Mortgage Securities
 Series 1999-5, Class 1A1
   6.150%, 07/25/29                                      20            20
                                                              -----------
                                                                    5,666
                                                              -----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES
   (Cost $6,605)                                                    6,530
                                                              -----------

DESCRIPTION                                          SHARES   VALUE (000)
-------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 1.9%
First American Prime Obligations Fund(G)         12,111,294   $    12,111
                                                              -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $12,111)                                                  12,111
                                                              -----------
TOTAL INVESTMENTS - 97.4%
   (Cost $618,723)                                                634,400
                                                              -----------
OTHER ASSETS AND LIABILITIES, NET - 2.6%                           17,226
                                                              -----------
TOTAL NET ASSETS - 100.0%                                     $   651,626
                                                              -----------

(A) Securities considered illiquid or restricted. See also the notes to the financial statements.
(B) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.
(C) This security or a portion of this security is out on loan at September 30, 2002. Total loaned securities had a value of $265,578,004 at September 30, 2002. See also the notes to the financial statements.
(D) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(E) Z-Bonds - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.
(F) Security valued at fair value under guidelines established and approved by the Funds' board of directors. Total fair valued securities had a value of $16,680, which represents 0.00% of total net assets at September 30, 2002. See also the notes to the financial statements.
(G) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
SLMA - Student Loan Marketing Association


The accompanying notes are an integral part of the financial statements.

STRATEGIC INCOME FUND

DESCRIPTION                                    PAR (000)(I)   VALUE (000)
-------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS - 40.1%
CONSUMER GOODS - 3.5%
Canandaigua Brands, Callable
 03/01/04 @ 104.250
   8.500%, 03/01/09                             $       500   $       522
Corn Products International
   8.250%, 07/15/07                                   1,000           970
Corporacion Durango
   13.125%, 08/01/06(A)(B)                              600           493
   13.750%, 07/15/09(A)(B)                            1,000           770
Fleming, Series D, Callable
 10/01/02 @ 105.313
   10.625%, 07/31/07                                    500           295
Ingles Markets, Callable 12/01/06 @ 104.440
   8.875%, 12/01/11                                     500           455
Playtex Family Products, Callable
 06/01/06 @ 104.688
   9.375%, 06/01/11                                     500           537
Roundy's, Callable 06/15/07 @ 104.438
   8.875%, 06/15/12(B)                                  500           492
Sealy Mattress, Series B, Callable
 12/15/02 @ 105.437
   10.875%, 12/15/07(C)                                 500           402
Simmons, Callable 03/15/04 @ 105.125
   10.250%, 03/15/09                                    500           530
Swift & Co., Callable 10/01/06 @ 105.063
   10.125%, 10/01/09(B)                                 250           229
                                                              -----------
                                                                    5,695
                                                              -----------
ENERGY - 3.8%
Newfield Exploration, Callable
 08/15/07 @ 104.188
   8.375%, 08/15/12                                     500           512
Parker Drilling, Series B, Callable
 11/15/04 @ 105.063
   10.125%, 11/15/09(D)                               1,000           960
Petroplus Funding, Callable
 10/15/05 @ 105.250
   10.500%, 10/15/10(A)                         EU    2,750         1,712
Pogo Producing, Series B, Callable
 10/01/02 @ 104.375
   8.750%, 05/15/07                                     500           515
Pride International, Callable
 06/01/04 @ 105.000
   10.000%, 06/01/09                                    500           540
Swift Energy, Callable 08/01/04 @ 105.120
   10.250%, 08/01/09                                    500           495
Vintage Petroleum, Callable
 10/01/02 @ 104.313
   8.625%, 02/01/09                                     500           490
Western Oil Sands
   8.375%, 05/01/12(A)                                  500           506
Williams
   7.750%, 06/15/31                                   1,000           580
                                                              -----------
                                                                    6,310
                                                              -----------
FINANCE - 2.7%
Bluewater Finance, Callable
 02/15/07 @ 105.120
   10.250%, 02/15/12(B)                               1,300         1,222
Golden State Holdings
   7.125%, 08/01/05                                   1,000         1,071
Sovereign Bancorp
   10.500%, 11/15/06                                  1,000         1,110
Yell Finance, Callable 08/01/06 @ 105.370
   10.750%, 08/01/11(A)                         $     1,000   $     1,002
                                                              -----------
                                                                    4,405
                                                              -----------
MANUFACTURING - 5.2%
American Standard
   7.375%, 02/01/08                                   1,000         1,025
Applied Extrusion Technologies
 Series B, Callable 07/01/06 @ 105.370
   10.750%, 07/01/11                                    500           342
Beazer Homes USA, Callable
 04/15/07 @ 104.190
   8.375%, 04/15/12                                     500           502
Buckeye Technologies, Callable
 10/01/02 @ 103.080
   9.250%, 09/15/08                                   1,000           830
Collins & Aikman Products, Callable
 10/01/02 @ 103.833
   11.500%, 04/15/06                                    425           408
Diamond Brands Operating, Callable
 04/15/03 @ 105.063
   10.125%, 04/15/08(D)(E)                               50             1
Georgia-Pacific
   8.875%, 05/15/31                                     500           365
Glenoit, Callable 10/01/02 @ 105.500
   11.000%, 04/15/07(D)(E)                              100            --
Greif Brothers, Callabe 08/01/07 @ 104.438
   8.875%, 08/01/12(B)                                  300           304
Lear, Series B
   8.110%, 05/15/09                                   1,000         1,040
Lyondell Chemical, Callable
 05/01/04 @ 105.440
   10.875%, 05/01/09                                  1,000           830
Owens-Brockway Glass Container,
 Callable 02/15/06 @ 104.440
   8.875%, 02/15/09                                     500           502
Schuler Homes, Callable 07/15/05 @ 104.690
   9.375%, 07/15/09                                     500           500
Sequa
   9.000%, 08/01/09                                   1,000           890
Technical Olympic USA, Callable
 07/01/06 @ 104.500
   9.000%, 07/01/10(B)                                  500           470
WCI Communities, Callable
 05/01/07 @ 104.563
   9.125%, 05/01/12                                     500           463
                                                              -----------
                                                                    8,472
                                                              -----------
REAL ESTATE - 0.3%
Meristar Hospitality
   9.125%, 01/15/11                                     500           443
                                                              -----------
SERVICES - 12.1%
Acme Television, Series B, Callable
 10/01/02 @ 102.719
   10.875%, 09/30/04(C)                                 500           493
Allied Waste North America, Series B,
 Callable 08/01/04 @ 105.000
   10.000%, 08/01/09                                  1,000           920
Asbury Automotive Group, Callable
 06/15/07 @ 104.500
   9.000%, 06/15/12                                     500           450
Autonation
   9.000%, 08/01/08                                   1,000         1,020

                                       43

DESCRIPTION                                    PAR (000)(I)   VALUE (000)
-------------------------------------------------------------------------
Boca Resorts, Callable 04/15/04 @ 104.938
   9.875%, 04/15/09                             $       500   $       518
Charter Communications Holdings, Callable
 01/15/05 @ 105.875
   11.750%, 01/15/10(C)                               2,000           820
CSC Holdings,
 Series B
   7.625%, 04/01/11                                     500           405
 Callable 02/15/03 @ 104.800
   9.875%, 02/15/13                                     750           585
Dominos, Series B, Callable
 01/15/04 @ 105.188
   10.375%, 01/15/09                                    600           645
Echostar DBS, Callable 01/15/06 @ 104.560
   9.125%, 01/15/09(B)                                  500           475
Fisher Scientific International,
 Callable 02/01/03 @ 104.500
   9.000%, 02/01/08                                     450           464
   9.000%, 02/01/08                                     550           567
Healthsouth, Callable 10/01/04 @ 105.375
   10.750%, 10/01/08                                    500           345
HMH Properties, Series B, Callable
 08/01/03 @ 103.985
   7.875%, 08/01/08                                     525           509
Hollinger International Publishing,
 Callable 10/01/02 @ 103.090
   9.250%, 02/01/06                                     700           707
IASIS Healthcare, Callable 10/15/04 @ 106.500
   13.000%, 10/15/09                                    500           510
Isle of Capri Casinos, Callable
 04/15/04 @ 104.375
   8.750%, 04/15/09                                   1,000         1,010
J.C. Penney
   7.950%, 04/01/17                                     500           420
Lamar Media, Callable 10/01/02 @ 104.313
   8.625%, 09/15/07                                     500           520
Mandalay Resort Group, Series B
   10.250%, 08/01/07                                  1,000         1,080
Mohegan Tribal Gaming
   8.125%, 01/01/06                                   1,000         1,030
Pegasus Communications, Series B,
 Callable 12/01/02 @ 104.875
   9.750%, 12/01/06                                     300           138
Penn National Gaming, Callable
 03/15/06 @ 104.440
   8.875%, 03/15/10                                     500           500
Premier Parks, Callable 04/01/03 @ 105.000
   10.000%, 04/01/08(C)                               1,000           820
Resorts International Hotel & Casino,
 Callable 03/15/07 @ 106.000
   11.500%, 03/15/09                                    750           649
Sbarro, Callable 09/15/04 @ 105.500
   11.000%, 09/15/09                                    500           460
Service Corporation International
   7.700%, 04/15/09(B)                                1,000           835
Sinclair Broadcast Group, Callable
 12/15/02 @ 104.375
   8.750%, 12/15/07                                     500           512
Triad Hospital Holdings, Series B,
 Callable 05/15/04 @ 105.500
   11.000%, 05/15/09                                    500           548
Tricon Global Restaurant
   7.650%, 05/15/08                                   1,000         1,020
United Rentals, Series B, Callable
 01/15/04 @ 104.625
   9.250%, 01/15/09                             $     1,000   $       855
                                                              -----------
                                                                   19,830
                                                              -----------
TRANSPORTATION - 0.9%
CHC Helicopter, Callable 07/15/04 @ 105.875
   11.750%, 07/15/07                            EU    1,300         1,420
                                                              -----------
UTILITIES - 4.2%
AES
   9.375%, 09/15/10                                     500           260
Calpine
   7.625%, 04/15/06                                     500           240
CMS Energy
   7.500%, 01/15/09                                     500           370
Crown Castle International,
 Callable 05/15/04 @ 105.187
   10.375%, 05/15/11(C)                                 625           281
 Callable 08/01/04 @ 105.625
   11.250%, 08/01/11(C)                                 700           308
Grupo Iusacell
   14.250%, 12/01/06(A)(B)                            1,500           510
Jazztel, Callable 04/01/04 @ 107.000
   14.000%, 04/01/09(A)(E)                      EU    2,000           198
Mirant Americas Generation
   8.300%, 05/01/11                                     500           250
Mobile Telesystems
   10.950%, 12/21/04(A)                         EU    1,000         1,020
Nextel Communications, Callable
 11/15/04 @ 104.690
   9.375%, 11/15/09                                     500           390
Nextel International, Callable
 04/15/03 @ 106.063
   12.125%, 04/15/08(C)(E)                               75             3
Panamsat, Callable 02/01/07 @ 104.250
   8.500%, 02/01/12(B)                                  500           413
PG&E National Energy Group
   10.375%, 05/16/11                                    500           135
Qwest Capital Funding
   7.750%, 08/15/06                                   1,000           540
Satelites Mexicanos, Series B, Callable
 10/01/02 @ 105.063
   10.125%, 11/01/04(A)                               2,500           975
Viatel, Callable 04/15/03 @ 105.625
   11.250%, 04/15/08                                     75            --
Voicestream Wireless, Callable
 11/15/04 @ 105.938
   10.875%, 11/15/09(C)                                 650           507
Western Resources
   9.750%, 05/01/07                                     500           460
                                                              -----------
                                                                    6,860
                                                              -----------
YANKEE - 7.4%
Biovail, Callable 04/01/06 @ 103.938
   7.875%, 04/01/10(A)                                  500           502
Cellco Finance, Callable 10/01/02 @ 107.500
   15.000%, 08/01/05(A)                                 900           860
Central European Media,
 Callable 10/01/02 @ 102.344
   9.375%, 08/15/04(A)                                1,200           900
Grupo Elektra, Callable 04/01/04 @ 106.000
   12.000%, 04/01/08(A)                               2,500         2,263
Innova, Callable 10/01/02 @ 106.438
   12.875%, 04/01/07(A)                               2,100         1,659

The accompanying notes are an integral part of the financial statements.

                                       44

DESCRIPTION                                    PAR (000)(I)   VALUE (000)
-------------------------------------------------------------------------
Netia Holdings, Series B, Callable
 10/01/02 @ 105.625
   11.250%, 11/01/07(A)(E)                      $     2,600   $       416
Partner Communications, Series DTC,
 Callable 08/15/05 @ 106.500
   13.000%, 08/15/10(A)                               2,100         2,142
Royal Caribbean Cruises
   8.250%, 04/01/05(A)                                  500           463
Stena,
 Callable 10/01/02 @ 102.625
   10.500%, 12/15/05(A)                                 150           155
 Callable 10/01/02 @ 104.375
   8.750%, 06/15/07(A)                                  525           501
TFM, Callable 10/01/02 @ 105.875
   11.750%, 06/15/09(A)(C)                            1,000           955
TV Azteca, Series B, Callable
 10/01/02 @ 105.250
   10.500%, 02/15/07(A)                               1,300         1,209
Tyco International
   6.750%, 02/15/11(A)                                  500           420
                                                              -----------
                                                                   12,445
                                                              -----------
TOTAL HIGH YIELD CORPORATE BONDS
   (Cost $77,308)                                                  65,880
                                                              -----------
FOREIGN GOVERNMENT BONDS - 16.0%
BRAZIL - 3.3%
Republic of Brazil(A)
 12.000%, 04/15/10                                    3,950         1,955
 12.250%, 03/06/30                                    3,850         1,761
 Callable 08/17/15 @ 100
   11.000%, 08/17/40                                  3,625         1,595
                                                              -----------
                                                                    5,311
                                                              -----------
BULGARIA - 0.5%
Republic of Bulgaria
   8.250%, 01/15/15                                     850           867
                                                              -----------
COLOMBIA - 0.9%
Republic of Colombia
   11.750%, 02/25/20(A)                               1,850         1,517
                                                              -----------
ECUADOR - 0.6%
Republic of Ecuador, Callable 05/15/03 @ 100
   12.000%, 11/15/12(A)                               1,850           980
                                                              -----------
EL SALVADOR - 0.6%
Republic of El Salvador
   8.250%, 04/10/32(A)(B)                             1,000           940
                                                              -----------
PANAMA - 0.3%
Republic of Panama
   8.875%, 09/30/27(A)                                  500           462
                                                              -----------
PHILIPPINES - 1.2%
Republic of Philippines
   8.375%, 03/12/09(A)                                2,000         2,023
                                                              -----------
RUSSIA - 5.9%
Russian Federation(A)
   8.250%, 03/31/10                                   3,200         3,192
   12.750%, 06/24/28                                  3,050         3,703
   5.000%, 03/31/30                                   4,000         2,814
                                                              -----------
                                                                    9,709
                                                              -----------
SOUTH AFRICA - 0.8%
Republic of South Africa
   7.375%, 04/25/12                             $       600   $       627
   8.500%, 06/23/17                                     650           696
                                                              -----------
                                                                    1,323
                                                              -----------
TURKEY - 0.6%
Republic of Turkey
   11.875%, 01/15/30(A)                               1,200         1,008
                                                              -----------
UKRAINE - 0.3%
Government of Ukraine
   11.000%, 03/15/07                                    490           509
                                                              -----------
VENEZUELA - 1.0%
Republic of Venezuela
   9.250%, 09/15/27(A)                                2,400         1,608
                                                              -----------
TOTAL FOREIGN GOVERNMENT BONDS
   (Cost $29,160)                                                  26,257
                                                              -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 10.7%
FIXED RATE - 10.7%
FHLMC Gold Pool
   7.500%, 08/01/11, #E65045                            293           313
   5.500%, 04/01/13, #E69977                            723           751
   7.500%, 11/01/28, #C18204                            447           474
FNMA Pool
   6.500%, 02/01/04, #367977                            232           236
   6.695%, 08/01/05, #109031                          1,944         2,115
   5.950%, 04/01/07, #381517                          1,500         1,649
   8.000%, 03/01/08, #326580                            255           272
   5.805%, 10/01/08, #380781                          1,159         1,278
   5.850%, 10/01/08, #380791                            952         1,053
   6.095%, 12/01/08, #380859                            956         1,071
   6.000%, 03/01/11, #329569                            258           269
   7.000%, 03/01/12, #313386                            597           635
   6.000%, 12/01/13, #535256                          1,234         1,291
   7.000%, 11/01/14, #535006                            905           959
   6.000%, 03/01/26, #339839                            470           489
   6.500%, 02/01/29, #252334                          1,036         1,075
   7.000%, 04/01/29, #323681                            998         1,044
   6.000%, 05/01/29, #323702                          1,153         1,193
   7.500%, 02/01/30, #535143                            331           350
   6.500%, 08/01/32, #649874                            985         1,020
GNMA Pool
   9.000%, 06/15/16, #160376                             28            31
                                                              -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES
   (Cost $16,263)                                                  17,568
                                                              -----------
U.S. GOVERNMENT & AGENCY SECURITIES - 7.4%
U.S. AGENCY DEBENTURES - 2.4%
FHLMC
   2.875%, 09/26/05                                     500           502
FNMA
   7.000%, 07/15/05                                   1,000         1,123
   6.250%, 05/15/29                                   2,000         2,228
                                                              -----------
                                                                    3,853
                                                              -----------
U.S. TREASURIES - 5.0%
U.S. Treasury Bonds
   4.375%, 08/15/12                                     550           585
   8.500%, 02/15/20                                     500           731
   7.250%, 08/15/22                                   1,500         1,982

                                       45

DESCRIPTION                                    PAR (000)(I)   VALUE (000)
-------------------------------------------------------------------------
U.S. Treasury Notes
   4.250%, 05/31/03                             $     2,750   $     2,801
   5.750%, 08/15/03                                     225           233
   5.875%, 11/15/04                                   1,250         1,357
   5.000%, 02/15/11                                     500           556
                                                                    8,245
                                                              -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $11,525)                                                  12,098
                                                              -----------
ASSET-BACKED SECURITIES - 4.4%
AUTOMOBILES - 1.3%
Capital One Auto Finance Trust
 Series 2001-A, Class A4
   5.400%, 05/15/08                                   1,000         1,064
GMAC Commercial Mortgage Securities
 Series 1998-C2, Class A2
   6.420%, 08/15/08                                   1,000         1,123
                                                              -----------
                                                                    2,187
                                                              -----------
COMMERCIAL - 0.7%
Morgan Stanley Capital Investments
 Series 1999-RMI, Class A2
   6.710%, 12/15/31                                   1,000         1,140
                                                              -----------
CREDIT CARDS - 0.6%
MBNA Master Credit Card Trust
 Series 1999-G, Class A
   6.350%, 12/15/06                                   1,000         1,072
                                                              -----------
HOME EQUITY - 1.1%
Advanta Mortgage Loan Trust
 Series 1998-2, Class A12
   6.330%, 08/25/19                                     330           332
Mellon Residential Funding
 Series 2001-HEIL, Class A3
   5.945%, 02/25/11                                   1,000         1,032
Money Store Home Equity Trust
 Series 1994-A, Class A4
   6.275%, 12/15/22                                     418           434
                                                              -----------
                                                                    1,798
                                                              -----------
MANUFACTURED HOUSING - 0.2%
Green Tree Financial
 Series 1998-1, Class A1
   6.040%, 11/01/29                                     277           280
                                                              -----------
OTHER - 0.5%
Aircraft Finance Trust
 Series 1999-1A, Class C
   8.000%, 05/15/24(D)                                  901           819
                                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $6,776)                                                    7,296
                                                              -----------
CORPORATE BONDS - 4.0%
FINANCE - 2.3%
Capital One Bank
   6.700%, 05/15/08                                     500           446
Ford Motor Credit
   5.800%, 01/12/09                                     500           441
GATX Capital
   8.250%, 09/01/03                                     750           747
General Motors Acceptance
   6.125%, 02/01/07                                     500           504
Household Finance
   7.875%, 03/01/07                                     500           526
International Lease Finance
   5.750%, 02/15/07                             $       500   $       516
MBNA America Bank
   7.750%, 09/15/05                                     500           550
                                                              -----------
                                                                    3,730
                                                              -----------
MANUFACTURING - 0.8%
Boeing
   8.100%, 11/15/06                                     500           567
Petronas Capital Limited
   7.875%, 05/22/22(B)                                  650           713
                                                              -----------
                                                                    1,280
                                                              -----------
SERVICE - 0.3%
Comcast Cable Communications
   7.125%, 06/15/13                                     500           462
                                                              -----------
TRANSPORTATION - 0.2%
Continental Airlines, Series 99-2
   7.056%, 09/15/09                                     175           163
Northwest Airlines, Series 991A
   6.810%, 02/01/20                                     173           156
                                                              -----------
                                                                      319
                                                              -----------
UTILITIES - 0.2%
XCEL Energy
   7.000%, 12/01/10                                     500           397
                                                              -----------
YANKEE - 0.2%
Newcourt Credit Group, Series B
   6.875%, 02/16/05                                     250           256
                                                              -----------
TOTAL CORPORATE BONDS
   (Cost $6,406)                                                    6,444
                                                              -----------
CMO - U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 2.9%
ADJUSTABLE RATE(H) - 0.3%
FNMA
 Series 1993-22, Class FD
   2.344%, 11/25/13                                     528           528
                                                              -----------
FIXED RATE - 2.6%
FNMA
 Series 1999-11, Class C
   5.500%, 10/25/12                                   2,000         2,094
 Series 1993-50, Class PY
   5.500%, 10/25/22                                   2,000         2,098
                                                              -----------
                                                                    4,192
                                                              -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (Cost $4,341)                                                    4,720
                                                              -----------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 2.4%
FIXED RATE - 2.0%
Citicorp Mortgage Securities
 Series 2001-6, Class M
   6.500%, 05/25/29                                     750           823
HSBC Mortgage Loan Trust
 Series 2000-HSB1, Class A3
   7.110%, 12/16/30                                     268           268
Washington Mutual
 Series 2001-AR6, Class A5
   5.603%, 01/26/32                                   1,000         1,020
 Series 2002-AR4, Class A7
   5.598%, 04/25/32                                   1,000         1,033

The accompanying notes are an integral part of the financial statements.

                                       46

DESCRIPTION                                    PAR (000)(I)/SHARES    VALUE (000)
--------------------------------------------------------------------------------
Wells Fargo
 Series 2000-1, Class 2A1
   7.000%, 05/25/30                                    $       224   $       234
                                                                     -----------
                                                                           3,378
                                                                     -----------
Z-BOND(G) 0.4%
GE Capital Mortgage Services
 Series 1994-6, Class A9
   6.500%, 09/25/22                                            619           630
                                                                     -----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED
   SECURITIES
   (Cost $3,867)                                                           4,008
                                                                     -----------
PREFERRED STOCKS - 0.1%
UNITED STATES - 0.1%
Nebco Evans Holdings PIK(F)                                    300            --
Nextel Communications PIK, Series D(F)                          80            55
Pegasus Communications PIK, Series A(D)(F)                     172            32
Sinclair Capital                                               750            78
                                                                     -----------
TOTAL PREFERRED STOCKS
   (Cost $260)                                                               165
                                                                     -----------
WARRANTS - 0.0%
CANADA - 0.0%
AT&T Canada, Expires 08/15/07(F)                               100            11
                                                                     -----------
NORWAY - 0.0%
Enitel Asa, Expires 04/03/05(F)                              1,000            --
                                                                     -----------
UNITED STATES - 0.0%
Electronic Retailing Systems International,
   Expires 02/01/04(F)                                          75            --
Sterling Chemical Holdings, Expires 08/15/08(F)                100            --
UIH Australia Pacific, Expires 05/15/06(B)(F)                  150            --
                                                                     -----------
                                                                              --
                                                                     -----------
TOTAL WARRANTS
   (Cost $6)                                                                  11
                                                                     -----------
RELATED PARTY MONEY MARKET FUND - 0.9%
First American Prime Obligations Fund(J)                 1,395,408         1,396
                                                                     -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $1,396)                                                           1,396
                                                                     -----------
TOTAL INVESTMENTS - 88.9%
   (Cost $157,308)                                                       145,843
                                                                     -----------
OTHER ASSETS AND LIABILITIES, NET - 11.1%                                 18,226
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $   164,069
                                                                     -----------

(A) Represents a foreign high yield (non-investment grade) bond. On September 30, 2002, the value of these investments was $28,168,318, which represents 17.2% of total net assets.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors.
(C) Delayed Interest (Step-Bonds) - Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2002, based upon the estimated timing and amount of future interest and principal payments.
(D) Securities considered illiquid or restricted. See also the notes to the financial statements.
(E) Security currently in default.
(F) Non-income producing security.
(G) Z-Bonds - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.
(H) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.
(I) In U.S. dollars unless otherwise indicated.
(J) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
CMO - Collateralized Mortgage Obligation
EU - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
PIK - Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

U.S. GOVERNMENT SECURITIES FUND

DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 82.8%
ADJUSTABLE RATE(A) - 1.9%
FNMA Pool
   6.427%, 08/01/27, #545271                           $     4,382   $     4,486
                                                                     -----------
FIXED RATE - 80.9%
FHLMC Gold Pool
   8.500%, 03/01/06, #E00022                                    36            38
   7.500%, 04/01/08, #E45929                                    77            82
   7.000%, 07/01/11, #E20252                                   216           230
   7.000%, 11/01/11, #E65619                                    87            92
   7.500%, 09/01/12, #G10735                                   967         1,033
   5.500%, 12/01/12, #E68353                                 2,547         2,649
   5.500%, 05/01/13, #G10814                                 1,112         1,156
   6.000%, 10/01/13, #E72802                                 2,814         2,941
   5.500%, 01/01/14, #E00617                                 4,534         4,711
   7.000%, 09/01/14, #E00746                                 1,384         1,466
   6.500%, 01/01/28, #G00876                                 4,795         5,016
   6.500%, 01/01/30, #C55738                                10,706        11,140
   7.500%, 01/01/30, #C35768                                 1,113         1,176
   7.000%, 06/01/32, #C68248                                 4,676         4,881
FHLMC Pool
   9.500%, 09/01/04, #380053                                     1             1
FHLMC TBA
   6.000%, 09/01/22, #C90580(B)                              4,000         4,125
FNMA Pool
   7.000%, 11/01/11, #250738                                    97           103
   7.000%, 11/01/11, #349630                                    97           103
   7.000%, 11/01/11, #351122                                    71            75
   6.000%, 04/01/13, #425550                                 1,508         1,577
   6.500%, 08/01/13, #251901                                 1,131         1,192
   6.000%, 11/01/13, #556195                                 2,994         3,132
   6.000%, 12/01/13, #449173                                 3,018         3,156
   7.000%, 07/01/14, #252637                                 1,433         1,518
   7.000%, 10/01/14, #252799                                   911           965
   6.500%, 07/01/17, #254373                                 4,817         5,047
   7.000%, 07/01/17, #254414                                 4,883         5,160
   8.000%, 07/01/24, #190264                                   241           262
   6.500%, 10/01/27, #400141                                   481           501
   6.500%, 12/01/28, #323422                                 4,688         4,886
   6.500%, 02/01/29, #252255                                 3,696         3,843
   6.000%, 05/01/31, #511797                                 3,863         3,973
   7.000%, 09/01/31, #596680                                 4,859         5,086
   7.500%, 09/01/31, #602427                                 2,718         2,869
   6.500%, 10/01/31, #603674                                 4,547         4,715
   6.500%, 01/01/32, #622707                                 4,458         4,622
   7.000%, 03/01/32, #635970                                 4,770         4,984
   6.500%, 06/01/32, #596712                                 9,941        10,329
   6.000%, 08/01/32, #645260                                 4,978         5,113
   6.500%, 08/01/32, #649874                                 6,647         6,886
   6.000%, 09/01/32, #254447                                 4,990         5,125
   6.000%, 09/01/32, #652304                                 4,000         4,109
   6.000%, 10/01/32, #661581                                 1,000         1,027
   6.000%, 10/01/32, #660814                                 5,000         5,136
FNMA TBA
   6.000%, 06/01/15(B)                                       3,000         3,117
   5.500%, 09/01/17(B)                                       7,000         7,213
   5.500%, 10/01/32(B)                                       3,000         3,036
FNMA Pool TBA
   6.500%, 10/01/28, #442671(B)                              3,946         4,113
GNMA Pool
   8.000%, 01/15/07, #315126                           $        28   $        30
   9.000%, 07/15/09, #390782                                    77            83
   9.000%, 11/15/09, #359559                                    95           102
   8.000%, 10/15/10, #414750                                   195           211
   6.500%, 07/15/13, #462638                                 2,076         2,204
   8.500%, 05/15/17, #219152                                    34            38
   8.500%, 06/15/21, #307921                                    17            19
   7.500%, 12/15/22, #347332                                   378           406
   8.000%, 05/15/23, #352469                                   105           114
   9.500%, 02/15/25, #365292                                   176           193
   9.500%, 02/15/25, #392967                                     2             2
   9.500%, 02/15/25, #401796                                    18            19
   9.500%, 03/15/25, #407257                                    67            73
   9.500%, 04/15/25, #386741                                    49            54
   7.000%, 09/15/27, #455304                                   160           169
   6.500%, 07/15/28, #780825                                 5,852         6,139
   7.000%, 11/15/29, #781113                                 3,660         3,860
   7.000%, 07/15/31, #781324                                 4,557         4,800
   6.500%, 08/20/31, #3120                                   4,177         4,355
   7.000%, 10/15/31, #564917                                 3,094         3,255
   7.500%, 12/15/31, #570134                                 2,445         2,597
   6.500%, 02/15/32, #569621                                 4,562         4,761
                                                                     -----------
                                                                         187,194
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES
   (Cost $187,259)                                                       191,680
                                                                     -----------
CMO - U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 10.6%
FIXED RATE - 10.6%
FHLMC REMIC
 Series T-10, Class A3
   6.540%, 01/25/17                                          2,500         2,571
 Series 2000, Class B
   6.500%, 03/15/26                                          2,000         2,089
 Series 2382, Class DA
   5.500%, 10/15/30                                          3,658         3,762
FNMA REMIC
 Series 1993-210, Class PL
   6.500%, 04/25/23                                          4,250         4,657
 Series 2002-W1, Class 2A
   7.500%, 02/25/42                                          4,845         5,194
GNMA REMIC
 Series 1999-22, Class BD
   7.000%, 05/21/25                                          4,000         4,127
 Series 2001-61, Class ED
   6.000%, 12/16/31                                          2,000         2,070
                                                                     -----------
TOTAL CMO - U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (Cost $23,356)                                                         24,470
                                                                     -----------
ASSET-BACKED SECURITIES - 6.2%
AUTOMOBILES - 2.1%
WFS Financial Owner Trust Series 2002-1,
   Class A3B
   2.130%, 12/20/06(A)                                       5,000         5,005
                                                                     -----------
HOME EQUITY - 2.1%
Corestates Home Equity Trust
 Series 1994-1, Class A
   6.650%, 05/15/09                                          1,095         1,109
First Plus Home Loan Trust
 Series 1998-3, Class A7
   6.950%, 10/10/22                                          3,000         3,173

The accompanying notes are an integral part of the financial statements.

                                       48

DESCRIPTION                                       PAR (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
GRMT Mortgage Loan Trust
 Series 2001-1A, Class M1
   7.772%, 07/20/31                                    $       500   $       543
                                                                     -----------
                                                                           4,825
                                                                     -----------
MANUFACTURED HOUSING - 2.0%
Oakwood Mortgage Investors
 Series 1999-A, Class A2
   5.890%, 04/15/29                                          1,097         1,122
Vanderbilt Mortgage Finance
 Series 1999-B, Class 1A4
   6.545%, 04/07/18                                          3,250         3,508
                                                                     -----------
                                                                           4,630
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $14,241)                                                         14,460
                                                                     -----------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 3 9%
ADJUSTABLE RATE(A) - 2.9% Bear
Stearns Mortgage Trust
 Series 2002-5, Class 4A1
   5.620%, 06/25/32(C)                                       3,433         3,501
First Nationwide Trust
 Series 2001-3, Class 2A1
   8.172%, 01/25/23                                          2,946         3,162
                                                                     -----------
                                                                           6,663
                                                                     -----------
FIXED RATE - 1.0%
Citicorp Mortgage Securities
 Series 2001-6, Class M
   6.500%, 05/25/29                                          2,093         2,296
                                                                     -----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED
   SECURITIES
   (Cost $8,692)                                                           8,959
                                                                     -----------
RELATED PARTY MONEY MARKET FUND - 5.8%
First American Government
 Obligations Fund(D)                                    13,327,833        13,328
                                                                     -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $13,328)                                                         13,328
                                                                     -----------
TOTAL INVESTMENTS - 109.3%
   (Cost $246,876)                                                       252,897
                                                                     -----------
OTHER ASSETS AND LIABILITIES, NET - (9.3)%                               (21,442)
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $   231,455
                                                                     -----------

(A) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.
(B) On September 30, 2002, the total cost of investments purchased on a when-issued basis was $21,603,162.
(C) Securities considered illiquid or restricted. See also the notes to the financial statements.
(D) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced

STATEMENTS OF ASSETS AND LIABILITIES September 30, 2002, in thousands, except per share data

                                                                              BOND IMMDEX(TM)    CORPORATE BOND    FIXED INCOME
                                                                                         FUND              FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                          $       820,817    $      236,204    $  1,443,763
Cash                                                                                       30                --          13,324
Collateral for securities loaned, at value                                            417,238            63,364         443,510
Dividends and interest receivable                                                      11,397             4,217          13,237
Receivable for investment securities sold                                                  --               914          13,008
Capital shares sold                                                                     1,971                50             936
Prepaid expenses and other assets                                                          24                15              44
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        1,251,477           304,764       1,927,822
===============================================================================================================================
LIABILITIES:
Payable for investment securities purchased                                                --                --          95,164
Bank overdraft                                                                             --                 8              --
Capital shares redeemed                                                                 1,193               190           1,737
Payable upon return of securities loaned                                              417,238            63,364         443,510
Payable for advisory, co-administration, and custodian fees                               309               144             765
Payable for distribution and shareholder servicing fees                                    27                22              54
Accrued expenses and other liabilities                                                      2                 4              --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     418,769            63,732         541,230
===============================================================================================================================
NET ASSETS                                                                    $       832,708    $      241,032    $  1,386,592
===============================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                             $       783,917    $      276,948    $  1,348,677
Undistributed (distributions in excess of) net investment income                        2,441                --              --
Accumulated net realized gain (loss) on investments                                      (854)          (36,316)        (25,795)
Net unrealized appreciation (depreciation) of investments                              47,204               400          63,710
Net unrealized depreciation on forward foreign currency
 contracts, foreign currency, and translation of assets and
 liabilities denominated in foreign currency                                               --                --              --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $       832,708    $      241,032    $  1,386,592
===============================================================================================================================
*Investments in securities, at cost                                           $       773,613    $      235,804    $  1,380,053
CLASS A:
Net assets                                                                    $        87,096    $        8,663    $    122,354
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)               2,982               902          10,682
Net asset value and redemption price per share                                $         29.21    $         9.60    $      11.45
Maximum offering price per share(1)                                           $         30.51    $        10.03    $      11.96
CLASS B:
Net assets                                                                    $        14,592    $       18,728    $     16,741
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                 500             1,958           1,471
Net asset value and offering price(2)                                         $         29.18    $         9.57    $      11.38
CLASS C:
Net assets                                                                    $         1,919    $        5,283    $      9,672
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                  66               553             847
Net asset value and offering price(2)                                         $         29.16    $         9.55    $      11.42
Maximum offering price per share(1)                                           $         29.45    $         9.65    $      11.54
CLASS S:
Net assets                                                                    $        18,179    $        3,557    $     33,270
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                 622               371           2,905
Net asset value, offering price, and redemption price per share               $         29.21    $         9.60    $      11.45
CLASS Y:
Net assets                                                                    $       710,922    $      204,801    $  1,204,555
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)              24,322            21,346         105,171
Net asset value, offering price, and redemption price per share               $         29.23    $         9.59    $      11.45
-------------------------------------------------------------------------------------------------------------------------------

                                       50

                                                                            HIGH YIELD BOND   INTERMEDIATE TERM
                                                                                       FUND           BOND FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                        $        52,244    $      1,061,411
Cash                                                                                     --                  37
Collateral for securities loaned, at value                                               --             446,231
Dividends and interest receivable                                                     1,356              11,884
Receivable for investment securities sold                                                --               4,174
Capital shares sold                                                                      58                 807
Prepaid expenses and other assets                                                        16                  20
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         53,674           1,524,564
===============================================================================================================
LIABILITIES:
Payable for investment securities purchased                                             406              26,615
Bank overdraft                                                                           --                  --
Capital shares redeemed                                                                  93               1,463
Payable upon return of securities loaned                                                 --             446,231
Payable for advisory, co-administration, and custodian fees                              31                 479
Payable for distribution and shareholder servicing fees                                  12                   9
Accrued expenses and other liabilities                                                    1                  --
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                       543             474,797
===============================================================================================================
NET ASSETS                                                                  $        53,131    $      1,049,767
===============================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                           $        62,226    $      1,018,110
Undistributed (distributions in excess of) net investment income                         --                  (5)
Accumulated net realized gain (loss) on investments                                  (3,648)            (20,039)
Net unrealized appreciation (depreciation) of investments                            (5,447)             51,701
Net unrealized depreciation on forward foreign currency
 contracts, foreign currency, and translation of assets and
 liabilities denominated in foreign currency                                             --                  --
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        53,131    $      1,049,767
===============================================================================================================
*Investments in securities, at cost                                         $        57,691    $      1,009,710
CLASS A:
Net assets                                                                  $        23,900    $         65,291
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)             3,001               6,307
Net asset value and redemption price per share                              $          7.96    $          10.35
Maximum offering price per share(1)                                         $          8.31    $          10.59
CLASS B:
Net assets                                                                  $           774                  --
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                97                  --
Net asset value and offering price(2)                                       $          7.97                  --
CLASS C:
Net assets                                                                  $         7,213                  --
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)               905                  --
Net asset value and offering price(2)                                       $          7.97                  --
Maximum offering price per share(1)                                         $          8.05                  --
CLASS S:
Net assets                                                                  $            87    $          6,070
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                11                 587
Net asset value, offering price, and redemption price per share             $          7.96    $          10.35
CLASS Y:
Net assets                                                                  $        21,157    $        978,406
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)             2,653              94,777
Net asset value, offering price, and redemption price per share             $          7.98    $          10.32
---------------------------------------------------------------------------------------------------------------

                                                                            SHORT TERM BOND    STRATEGIC INCOME    U.S. GOVERNMENT
                                                                                       FUND                FUND    SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                        $       634,400    $        145,843    $       252,897
Cash                                                                                  7,387              15,458                  2
Collateral for securities loaned, at value                                          272,015                  --                 --
Dividends and interest receivable                                                     5,685               3,278              1,198
Receivable for investment securities sold                                             7,249               2,951              5,135
Capital shares sold                                                                   4,528                  72                393
Prepaid expenses and other assets                                                        20                  16                 12
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        931,284             167,618            259,637
==================================================================================================================================
LIABILITIES:
Payable for investment securities purchased                                           5,958               3,262             27,664
Bank overdraft                                                                           --                  --                 --
Capital shares redeemed                                                               1,348                 156                379
Payable upon return of securities loaned                                            272,015                  --                 --
Payable for advisory, co-administration, and custodian fees                             317                 119                122
Payable for distribution and shareholder servicing fees                                  20                  12                 16
Accrued expenses and other liabilities                                                   --                  --                  1
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   279,658               3,549             28,182
==================================================================================================================================
NET ASSETS                                                                  $       651,626    $        164,069    $       231,455
==================================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                           $       643,689    $        207,066    $       222,921
Undistributed (distributions in excess of) net investment income                         (4)                  3                163
Accumulated net realized gain (loss) on investments                                  (7,736)            (31,528)             2,350
Net unrealized appreciation (depreciation) of investments                            15,677             (11,465)             6,021
Net unrealized depreciation on forward foreign currency
 contracts, foreign currency, and translation of assets and
 liabilities denominated in foreign currency                                             --                  (7)                --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       651,626    $        164,069    $       231,455
==================================================================================================================================
*Investments in securities, at cost                                         $       618,723    $        157,308    $       246,876
CLASS A:
Net assets                                                                  $       163,358    $         18,006    $        16,985
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)            15,871               2,254              1,522
Net asset value and redemption price per share                              $         10.29    $           7.99    $         11.16
Maximum offering price per share(1)                                         $         10.53    $           8.34    $         11.66
CLASS B:
Net assets                                                                               --    $          4,179    $         6,235
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                --                 525                558
Net asset value and offering price(2)                                                    --    $           7.96    $         11.18
CLASS C:
Net assets                                                                               --    $          6,213    $         5,834
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)                --                 780                524
Net asset value and offering price(2)                                                    --    $           7.96    $         11.13
Maximum offering price per share(1)                                                      --    $           8.04    $         11.24
CLASS S:
Net assets                                                                  $         3,685    $              6    $        21,355
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)               358                   1              1,920
Net asset value, offering price, and redemption price per share             $         10.29    $           8.06    $         11.12
CLASS Y:
Net assets                                                                  $       484,583    $        135,665    $       181,046
Shares issued and outstanding ($0.0001 par value -- 2 billion authorized)            47,060              16,973             16,216
Net asset value, offering price, and redemption price per share             $         10.30    $           7.99    $         11.16
----------------------------------------------------------------------------------------------------------------------------------

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see the notes to financial statements.
(2) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS For the fiscal year ended September 30, 2002, in thousands

                                                                              BOND IMMDEX(TM)    CORPORATE BOND    FIXED INCOME
                                                                                         FUND              FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                      $        49,876    $       16,039    $     83,000
Dividends                                                                                  --                --              --
Securities lending                                                                        331                21             393
Other income                                                                               --                40             773
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                50,207            16,100          84,166
===============================================================================================================================
EXPENSES:
Investment advisory fees                                                                2,332             1,663           7,158
Co-administration fees and expenses (including per account
 transfer agency fees)                                                                  2,007               685           3,673
Custodian fees                                                                             83                24             143
Directors' fees                                                                             6                 4              16
Registration fees                                                                          37                27              70
Printing                                                                                   28                 9              33
Professional fees                                                                          13                 7              39
Other                                                                                      11                 6              47
Distribution and shareholder servicing fees - Class A                                     213                24             292
Distribution and shareholder servicing fees - Class B                                     114               210             155
Distribution and shareholder servicing fees - Class C                                       6                52              94
Shareholder servicing fees - Class S                                                       35                10              81
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          4,885             2,721          11,801
===============================================================================================================================
Less: Fee waiver                                                                         (786)             (644)         (1,157)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                      4,099             2,077          10,644
===============================================================================================================================
INVESTMENT INCOME - NET                                                                46,108            14,023          73,522
===============================================================================================================================
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS - NET:

Net realized gain (loss) on investments                                                  (749)           (8,043)         13,696
Net realized loss on forward foreign currency contracts and
 foreign currency transactions                                                             --                --              --
Net change in unrealized appreciation or depreciation of investments                    3,892            (1,455)         (5,915)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                    --                --              --
-------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                                          3,143            (9,498)          7,781
===============================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $        49,251    $        4,525    $     81,303
===============================================================================================================================

                                       52

                                                                              HIGH YIELD BOND    INTERMEDIATE TERM
                                                                                         FUND            BOND FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                      $         4,275    $          54,952
Dividends                                                                                  98                   --
Securities lending                                                                         --                  344
Other income                                                                               41                   --
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 4,414               55,296
==================================================================================================================
EXPENSES:
Investment advisory fees                                                                  349                4,844
Co-administration fees and expenses (including per account
 transfer agency fees)                                                                    228                2,370
Custodian fees                                                                              5                   97
Directors' fees                                                                             1                    9
Registration fees                                                                          28                   49
Printing                                                                                    4                   52
Professional fees                                                                           2                   16
Other                                                                                       2                   18
Distribution and shareholder servicing fees - Class A                                      76                  157
Distribution and shareholder servicing fees - Class B                                       4                   --
Distribution and shareholder servicing fees - Class C                                      60                   --
Shareholder servicing fees - Class S                                                       --                    8
------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                            759                7,620
==================================================================================================================
Less: Fee waiver                                                                         (198)              (1,704)
------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                        561                5,916
==================================================================================================================
INVESTMENT INCOME - NET                                                                 3,853               49,380
==================================================================================================================
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS - NET:

Net realized gain (loss) on investments                                                (3,620)              (1,622)
Net realized loss on forward foreign currency contracts and
 foreign currency transactions                                                             --                   --
Net change in unrealized appreciation or depreciation of investments                   (4,667)              12,719
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                    --                   --
------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                                         (8,287)              11,097
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $        (4,434)   $          60,477
==================================================================================================================

                                                                              SHORT TERM BOND    STRATEGIC INCOME   U.S. GOVERNMENT
                                                                                         FUND                FUND   SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                      $        23,467    $         16,289   $        11,826
Dividends                                                                                  --                  61                --
Securities lending                                                                        124                  --                --
Other income                                                                               25                 108                --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                23,616              16,458            11,826
===================================================================================================================================
EXPENSES:
Investment advisory fees                                                                2,464               1,257             1,066
Co-administration fees and expenses (including per account
 transfer agency fees)                                                                  1,327                 537               630
Custodian fees                                                                             49                  18                21
Directors' fees                                                                             4                   2                 3
Registration fees                                                                          35                  18                29
Printing                                                                                    9                   6                 4
Professional fees                                                                           9                   6                 5
Other                                                                                       6                   4                 6
Distribution and shareholder servicing fees - Class A                                     354                  47                28
Distribution and shareholder servicing fees - Class B                                      --                  36                34
Distribution and shareholder servicing fees - Class C                                      --                  55                13
Shareholder servicing fees - Class S                                                        4                  --                54
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          4,261               1,986             1,893
===================================================================================================================================
Less: Fee waiver                                                                       (1,087)               (142)             (272)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                      3,174               1,844             1,621
===================================================================================================================================
INVESTMENT INCOME - NET                                                                20,442              14,614            10,205
===================================================================================================================================
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS - NET:

Net realized gain (loss) on investments                                                 1,832             (13,064)            7,575
Net realized loss on forward foreign currency contracts and
 foreign currency transactions                                                             --                   2                --
Net change in unrealized appreciation or depreciation of investments                    3,212               4,732            (3,630)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                    --                 (19)               --
-----------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                                          5,044              (8,349)            3,945
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $        25,486    $          6,265   $        14,150
===================================================================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                                             BOND IMMDEX(TM)         CORPORATE BOND
                                                                                                        FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           10/1/01      11/1/00      11/1/99    10/1/01     10/1/00
                                                                                TO           TO           TO         TO          TO
                                                                           9/30/02      9/30/01     10/31/00    9/30/02     9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $   46,108   $   37,100   $   34,423  $  14,023   $   7,283
Net realized gain (loss) on investments                                       (749)       1,370        2,419     (8,043)      3,358
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                                    --           --           --         --          --
Net change in unrealized appreciation or depreciation
 of investments                                                              3,892       38,145          148     (1,455)      1,601
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities denominated in foreign currency                                    --           --           --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             49,251       76,615       36,990      4,525      12,242
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                  (4,754)      (4,367)      (5,390)      (563)       (125)
   Class B                                                                    (554)        (232)        (135)    (1,089)        (49)
   Class C                                                                     (30)          --           --       (269)       (137)
   Class S                                                                    (823)        (154)          --       (227)         --
   Class Y                                                                 (38,664)     (31,349)     (28,861)   (12,232)     (6,828)
Net realized gain on investments:
   Class A                                                                    (185)        (328)          --         (6)       (114)
   Class B                                                                     (20)         (11)          --        (13)        (44)
   Class C                                                                      --           --           --         (3)       (162)
   Class S                                                                     (26)          --           --         (2)         (1)
   Class Y                                                                  (1,375)      (1,937)          --       (114)     (3,110)
Return of capital
   Class A                                                                      --           --           --         (1)         --
   Class B                                                                      --           --           --         (3)         --
   Class C                                                                      --           --           --         (1)         --
   Class S                                                                      --           --           --         (1)         --
   Class Y                                                                      --           --           --        (33)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (46,431)     (38,378)     (34,386)   (14,557)    (10,569)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(2):
Class A:
   Proceeds from sales                                                      15,271       23,583        8,490      2,755       3,580
   Reinvestment of distributions                                             3,914        3,585        4,433        423         203
   Payments for redemptions                                                (20,005)     (26,444)     (26,710)    (3,903)       (881)
   Shares issued in connection with the acquisition
    of Fund net assets                                                          --           --           --         --       6,191
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                   (820)         724      (13,787)      (725)      9,093
-----------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                       7,444        5,681        1,718      1,464       1,384
   Reinvestment of distributions                                               470          201          114        759          85
   Payments for redemptions                                                 (2,015)        (341)      (1,051)    (5,196)       (189)
   Shares issued in connection with the acquisition
    of Fund net assets                                                          --           --           --         --      21,085
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                  5,899        5,541          781     (2,973)     22,365
-----------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                       1,913           46           --      1,921       5,864
   Reinvestment of distributions                                                27           --           --        256         292
   Payments for redemptions                                                   (101)          --           --     (1,872)       (922)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                             1,839           46           --        305       5,234
-----------------------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                      16,023       11,078           --      2,448       1,220
   Reinvestment of distributions                                               717          137           --        221          --
   Payments for redemptions                                                 (9,067)      (1,083)          --     (2,184)         (3)
   Shares issued in connection with the acquisition of Fund net assets          --           --           --         --       1,997
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                  7,673       10,132           --        485       3,214
-----------------------------------------------------------------------------------------------------------------------------------
Class Y(3):
   Proceeds from sales                                                     283,073      254,487      188,018     67,697      54,358
   Reinvestment of distributions                                            22,912       18,990       19,999      1,323       1,307
   Payments for redemptions                                               (242,478)    (138,642)    (154,741)   (41,314)    (59,758)
   Shares issued in connection with the acquisition
    of Fund net assets                                                          --           --           --         --      97,773
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                 63,507      134,835       53,276     27,706      93,680
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           78,098     151,278       40,270      24,798     133,586
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     80,918      189,515       42,874     14,766     135,259
NET ASSETS AT BEGINNING OF PERIOD                                          751,790      562,275      519,401    226,266      91,007
===================================================================================================================================
NET ASSETS AT END OF PERIOD                                             $  832,708   $  751,790   $  562,275  $ 241,032   $ 226,266
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                $    2,441   $    1,308   $      413  $      --   $     226
===================================================================================================================================

                                                                                      FIXED INCOME
                                                                                              FUND
--------------------------------------------------------------------------------------------------
                                                                            10/1/01        10/1/00
                                                                                 TO             TO
                                                                            9/30/02        9/30/01
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $    73,522    $    77,362
Net realized gain (loss) on investments                                      13,696         16,716
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                                     --             --
Net change in unrealized appreciation or depreciation
 of investments                                                              (5,915)        70,958
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities denominated in foreign currency                                     --             --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              81,303        165,036
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                   (5,694)        (6,267)
   Class B                                                                     (643)          (614)
   Class C                                                                     (393)          (133)
   Class S                                                                   (1,583)            --
   Class Y                                                                  (64,394)       (70,917)
Net realized gain on investments:
   Class A                                                                       --             --
   Class B                                                                       --             --
   Class C                                                                       --             --
   Class S                                                                       --             --
   Class Y                                                                       --             --
Return of capital
   Class A                                                                      (51)            --
   Class B                                                                       (7)            --
   Class C                                                                       (4)            --
   Class S                                                                      (14)            --
   Class Y                                                                     (501)            --
--------------------------------------------------------------------------------------------------
Total distributions                                                         (73,284)       (77,931)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2):
Class A:
   Proceeds from sales                                                       52,786         55,451
   Reinvestment of distributions                                              4,057          4,403
   Payments for redemptions                                                 (54,463)       (62,537)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --          4,428
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                   2,380          1,745
--------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                        4,648          4,411
   Reinvestment of distributions                                                581            560
   Payments for redemptions                                                  (3,694)        (2,941)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --            747
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                   1,535          2,777
--------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                        7,032          6,606
   Reinvestment of distributions                                                386            128
   Payments for redemptions                                                  (4,975)          (327)
--------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                              2,443          6,407
--------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                       11,652             25
   Reinvestment of distributions                                              1,586             --
   Payments for redemptions                                                 (15,236)        (1,017)
   Shares issued in connection with the acquisition of Fund net assets           --         35,747
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                  (1,998)        34,755
--------------------------------------------------------------------------------------------------
Class Y(3):
   Proceeds from sales                                                      235,496        260,210
   Reinvestment of distributions                                             18,366         22,061
   Payments for redemptions                                                (424,808)      (532,835)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --        240,387
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                (170,946)       (10,177)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (166,586)        35,507
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (158,567)       122,612
NET ASSETS AT BEGINNING OF PERIOD                                         1,545,159      1,422,547
==================================================================================================
NET ASSETS AT END OF PERIOD                                             $ 1,386,592    $ 1,545,159
==================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                $        --    $       444
==================================================================================================

                                       54

                                                                                   HIGH YIELD BOND
                                                                                              FUND
--------------------------------------------------------------------------------------------------
                                                                            10/1/01     8/30/01(1)
                                                                                 TO             TO
                                                                            9/30/02        9/30/01
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $     3,853    $        55
Net realized gain (loss) on investments                                      (3,620)           (30)
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                                     --             --
Net change in unrealized appreciation or depreciation
 of investments                                                              (4,667)          (780)
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities denominated in foreign currency                                     --             --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (4,434)          (755)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                   (2,443)            --
   Class B                                                                      (23)            --
   Class C                                                                     (407)           (11)
   Class S                                                                       (2)            --
   Class Y                                                                     (979)           (40)
Net realized gain on investments:
   Class A                                                                       --             --
   Class B                                                                       --             --
   Class C                                                                       --             --
   Class S                                                                       --             --
   Class Y                                                                       --             --
Return of capital
   Class A                                                                     (212)            --
   Class B                                                                       (7)            --
   Class C                                                                      (64)            --
   Class S                                                                       (1)            --
   Class Y                                                                     (188)            --
--------------------------------------------------------------------------------------------------
Total distributions                                                          (4,326)           (51)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(2):
Class A:
   Proceeds from sales                                                       54,447            164
   Reinvestment of distributions                                              2,509             --
   Payments for redemptions                                                 (28,175)            --
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --             --
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                  28,781            164
--------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                          866             41
   Reinvestment of distributions                                                 26             --
   Payments for redemptions                                                     (73)            --
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --             --
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                     819             41
--------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                        5,388          4,742
   Reinvestment of distributions                                                463             11
   Payments for redemptions                                                  (1,321)          (812)
--------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                              4,530          3,941
--------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                          135             --
   Reinvestment of distributions                                                  3             --
   Payments for redemptions                                                     (39)            --
   Shares issued in connection with the acquisition of Fund net assets           --             --
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                      99             --
--------------------------------------------------------------------------------------------------
Class Y (3):
   Proceeds from sales                                                       16,012          8,879
   Reinvestment of distributions                                                787             39
   Payments for redemptions                                                  (1,395)            --
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --             --
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  15,404          8,918
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            49,633         13,064
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      40,873         12,258
NET ASSETS AT BEGINNING OF PERIOD                                            12,258             --
==================================================================================================
NET ASSETS AT END OF PERIOD                                             $    53,131    $    12,258
==================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                $        --    $         3
==================================================================================================

                                                                                                INTERMEDIATE TERM
                                                                                                        BOND FUND
-----------------------------------------------------------------------------------------------------------------
                                                                            10/1/01        11/1/00        11/1/99
                                                                                 TO             TO             TO
                                                                            9/30/02        9/30/01       10/31/00
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $    49,380    $    27,316    $    24,486
Net realized gain (loss) on investments                                      (1,622)         2,860             26
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                                     --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                                              12,719         26,021          1,534
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities denominated in foreign currency                                     --             --             --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              60,477         56,197         26,046
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                   (3,120)        (1,521)        (1,806)
   Class B                                                                       --            (16)           (15)
   Class C                                                                       --             --             --
   Class S                                                                     (160)           (13)            --
   Class Y                                                                  (46,355)       (25,016)       (22,569)
Net realized gain on investments:
   Class A                                                                       --            (59)            --
   Class B                                                                       --             --             --
   Class C                                                                       --             --             --
   Class S                                                                       --             (1)            --
   Class Y                                                                       --           (963)            --
Return of capital
   Class A                                                                      (54)            --             --
   Class B                                                                       --             --             --
   Class C                                                                       --             --             --
   Class S                                                                       (5)            --             --
   Class Y                                                                     (816)            --             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                         (50,510)       (27,589)       (24,390)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2):
Class A:
   Proceeds from sales                                                       28,252         13,049          2,820
   Reinvestment of distributions                                              2,308          1,044          1,235
   Payments for redemptions                                                 (27,067)       (12,241)       (10,422)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --         30,157             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                   3,493         32,009         (6,367)
-----------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                           --            513            160
   Reinvestment of distributions                                                 --             14             14
   Payments for redemptions                                                      --           (834)           (86)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --             --             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                      --           (307)            88
-----------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                           --             --             --
   Reinvestment of distributions                                                 --             --             --
   Payments for redemptions                                                      --             --             --
-----------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                                 --             --             --
-----------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                        6,552            936             --
   Reinvestment of distributions                                                105              4             --
   Payments for redemptions                                                  (1,422)          (268)            --
   Shares issued in connection with the acquisition of Fund net assets           --             40             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                   5,235            712             --
-----------------------------------------------------------------------------------------------------------------
Class Y (3):
   Proceeds from sales                                                      294,924        174,027        207,558
   Reinvestment of distributions                                             15,604          9,421         10,534
   Payments for redemptions                                                (220,100)      (125,820)       (95,065)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --        385,558             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  90,428        443,186        123,027
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            99,156        475,600        116,748
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     109,123        504,208        118,404
NET ASSETS AT BEGINNING OF PERIOD                                           940,644        436,436        318,032
=================================================================================================================
NET ASSETS AT END OF PERIOD                                             $ 1,049,767    $   940,644    $   436,436
=================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                $        (5)   $       678    $       316
=================================================================================================================

                                                                                   SHORT TERM BOND              STRATEGIC INCOME
                                                                                              FUND                          FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                            10/1/01        10/1/00        10/1/01        10/1/00
                                                                                 TO             TO             TO             TO
                                                                            9/30/02        9/30/01        9/30/02        9/30/01
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $    20,442    $    11,024    $    14,614    $    20,109
Net realized gain (loss) on investments                                       1,832          2,094        (13,064)        (6,944)
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                                     --             --              2           (864)
Net change in unrealized appreciation or depreciation
 of investments                                                               3,212          5,010          4,732         (4,637)
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities denominated in foreign currency                                     --             --            (19)            27
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              25,486         18,128          6,265          7,691
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                   (5,904)        (5,226)        (1,501)        (1,700)
   Class B                                                                       --             --           (253)          (134)
   Class C                                                                       --             --           (390)          (159)
   Class S                                                                       60             --             --             --
   Class Y                                                                  (15,035)        (6,095)       (12,433)       (16,584)
Net realized gain on investments:
   Class A                                                                       --             --             --             --
   Class B                                                                       --             --             --             --
   Class C                                                                       --             --             --             --
   Class S                                                                       --             --             --             --
   Class Y                                                                       --             --             --             --
Return of capital
   Class A                                                                     (137)            --             --             --
   Class B                                                                       --             --             --             --
   Class C                                                                       --             --             --             --
   Class S                                                                       (3)            --             --             --
   Class Y                                                                     (405)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (21,544)       (11,321)       (14,577)       (18,577)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2):
Class A:
   Proceeds from sales                                                       67,442         17,897          2,976          7,346
   Reinvestment of distributions                                              4,441          3,209            874          1,002
   Payments for redemptions                                                 (42,362)       (22,302)        (3,999)        (9,827)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --         50,335             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                  29,521         49,139           (149)        (1,479)
--------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                           --             --          2,189          1,831
   Reinvestment of distributions                                                 --             --            133             96
   Payments for redemptions                                                      --             --           (328)          (766)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                      --             --          1,994          1,161
--------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                           --             --          3,547          3,737
   Reinvestment of distributions                                                 --             --            337            148
   Payments for redemptions                                                      --             --         (1,565)          (669)
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                                 --             --          2,319          3,216
--------------------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                        3,946             42            131             --
   Reinvestment of distributions                                                 40             --             --             --
   Payments for redemptions                                                    (708)            --           (125)            --
   Shares issued in connection with the acquisition of Fund net assets           --            318             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                   3,278            360              6             --
--------------------------------------------------------------------------------------------------------------------------------
Class Y(3):
   Proceeds from sales                                                      325,792         32,174         39,319         45,150
   Reinvestment of distributions                                              5,649          2,005          2,521          3,722
   Payments for redemptions                                                (127,339)       (32,407)       (54,456)      (122,166)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --        179,621             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                 204,102        181,393        (12,616)       (73,294)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           236,901        230,892         (8,446)       (70,396)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     240,843        237,699        (16,758)       (81,282)
NET ASSETS AT BEGINNING OF PERIOD                                           410,783        173,084        180,827        262,109
================================================================================================================================
NET ASSETS AT END OF PERIOD                                             $   651,626    $   410,783    $   164,069    $   180,827
================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                $        (4)   $       233    $         3    $        60
================================================================================================================================

                                                                                                  U.S. GOVERNMENT
                                                                                                  SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------
                                                                            10/1/01        11/1/00        12/1/99
                                                                                 TO             TO             TO
                                                                            9/30/02        9/30/01       10/31/00
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $    10,205    $    10,086    $     3,390
Net realized gain (loss) on investments                                       7,575            955           (680)
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                                     --             --             --
Net change in unrealized appreciation or depreciation
 of investments                                                              (3,630)        10,717          1,015
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency, and translation of other assets and
 liabilities denominated in foreign currency                                     --             --             --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              14,150         21,758          3,725
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class A                                                                     (546)          (280)          (192)
   Class B                                                                     (144)           (60)            (8)
   Class C                                                                      (58)            --             --
   Class S                                                                   (1,076)          (403)          (334)
   Class Y                                                                   (9,186)        (8,980)        (2,856)
Net realized gain on investments:
   Class A                                                                       --             --             --
   Class B                                                                       --             --             --
   Class C                                                                       --             --             --
   Class S                                                                       --             --             --
   Class Y                                                                       --             --             --
Return of capital
   Class A                                                                       --             --             --
   Class B                                                                       --             --             --
   Class C                                                                       --             --             --
   Class S                                                                       --             --             --
   Class Y                                                                       --             --             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                         (11,010)        (9,723)        (3,390)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2):
Class A:
   Proceeds from sales                                                       10,556          2,445             49
   Reinvestment of distributions                                                468            212            168
   Payments for redemptions                                                  (2,049)        (1,514)        (1,219)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --          3,253             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                   8,975          4,396         (1,002)
-----------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                        4,740            622              8
   Reinvestment of distributions                                                130             53              8
   Payments for redemptions                                                    (754)          (243)          (158)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --          1,089             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                   4,116          1,521           (142)
-----------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                        5,832            105             --
   Reinvestment of distributions                                                 56             --             --
   Payments for redemptions                                                    (214)            --             --
-----------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                              5,674            105             --
-----------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                        9,678         16,077          2,581
   Reinvestment of distributions                                              1,072            403            370
   Payments for redemptions                                                  (8,787)        (3,041)        (6,384)
   Shares issued in connection with the acquisition of Fund net assets           --             --             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                   1,963         13,439         (3,433)
-----------------------------------------------------------------------------------------------------------------
Class Y (3):
   Proceeds from sales                                                       35,474         26,544         18,386
   Reinvestment of distributions                                              1,500          1,868            286
   Payments for redemptions                                                 (42,257)       (56,078)       (37,574)
   Shares issued in connection with the acquisition
    of Fund net assets                                                           --        146,216             --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  (5,283)       118,550        (18,902)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            15,445        138,011        (23,479)
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      18,585        150,046        (23,144)
NET ASSETS AT BEGINNING OF PERIOD                                           212,870         62,824         85,968
=================================================================================================================
NET ASSETS AT END OF PERIOD                                             $   231,455    $   212,870    $    62,824
=================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                $       163    $       794    $       409
=================================================================================================================

(1) Commencement of operations.
(2) See note 4 in notes to financial statements for additional information.
(3) On September 24, 2001, the Institutional Class of Bond IMMDEX(TM) Fund and U.S. Government Securities Fund was redesignated as Class Y.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                  REALIZED AND
                                       NET ASSET                    UNREALIZED    DIVIDENDS
                                           VALUE          NET            GAINS     FROM NET   DISTRIBUTIONS
                                       BEGINNING   INVESTMENT      OR (LOSSES)   INVESTMENT    FROM CAPITAL
                                       OF PERIOD       INCOME   ON INVESTMENTS       INCOME           GAINS
-----------------------------------------------------------------------------------------------------------
BOND IMMDEX(TM) FUND(1)
Class A
  2002                                  $  29.15      $  1.63        $    0.08     $  (1.59)      $   (0.06)
  2001(2)(3)                               27.49         1.51             1.73        (1.47)          (0.11)
  2000(2)(4)                               27.36         1.71             0.13        (1.71)             --
  1999(2)(4)                               29.01         1.64            (1.66)       (1.63)             --
  1998(4)                                  28.16         1.64             0.85        (1.64)             --
  1997(2)(4)                               27.54         1.66             0.64        (1.68)             --
Class B
  2002                                  $  29.13      $  1.43        $    0.06     $  (1.38)      $   (0.06)
  2001(2)(3)                               27.49         1.32             1.72        (1.29)          (0.11)
  2000(4)                                  27.36         1.53             0.13        (1.53)             --
  1999(2)(4)(5)                            28.34         0.92            (0.91)       (0.99)             --
Class C
  2002                                  $  29.15      $  1.43        $    0.06     $  (1.42)      $   (0.06)
  2001(2)(6)                               28.94         0.07             0.14           --              --
Class S
  2002                                  $  29.15      $  1.64        $    0.07     $  (1.59)      $   (0.06)
  2001(2)(7)                               27.88         1.31             1.29        (1.33)             --
Class Y
  2002                                  $  29.17      $  1.70        $    0.08     $  (1.66)      $   (0.06)
  2001(2)(3)                               27.51         1.58             1.72        (1.53)          (0.11)
  2000(4)                                  27.37         1.94             0.13        (1.93)             --
  1999(4)                                  29.02         1.70            (1.65)       (1.70)             --
  1998(4)                                  28.16         1.72             0.85        (1.71)             --
  1997(4)                                  27.55         1.75             0.61        (1.75)             --

CORPORATE BOND FUND
Class A
  2002                                  $  10.01      $  0.57        $   (0.39)    $  (0.58)      $   (0.01)
  2001(2)                                  10.03         0.72             0.35        (0.73)          (0.36)
  2000(8)                                  10.00         0.48             0.02        (0.47)             --
Class B
  2002                                  $   9.98      $  0.49        $   (0.38)    $  (0.51)      $   (0.01)
  2001(2)                                  10.02         0.66             0.32        (0.66)          (0.36)
  2000(8)                                  10.00         0.45             0.01        (0.44)             --
Class C
  2002                                  $   9.97      $  0.49        $   (0.40)    $  (0.50)      $   (0.01)
  2001(2)                                  10.01         0.63             0.35        (0.66)          (0.36)
  2000(8)                                  10.00         0.45            (0.01)       (0.43)             --
Class S
  2002                                  $  10.01      $  0.56        $   (0.38)    $  (0.58)      $   (0.01)
  2001(2)(6)                                9.93         0.01             0.07           --              --
Class Y
  2002                                  $  10.00      $  0.59        $   (0.39)    $  (0.60)      $   (0.01)
  2001(2)                                  10.03         0.75             0.33        (0.75)          (0.36)
  2000(8)                                  10.00         0.49             0.02        (0.48)             --

                                       56

                                                                                                             RATIO OF
                                                                                            RATIO OF NET     EXPENSES
                                       NET ASSET                                  RATIO OF    INVESTMENT      AVERAGE
                                           VALUE                 NET ASSETS    EXPENSES TO     INCOME TO   NET ASSETS
                                          END OF       TOTAL         END OF        AVERAGE       AVERAGE   (EXCLUDING
                                          PERIOD   RETURN(9)    PERIOD(000)     NET ASSETS    NET ASSETS     WAIVERS)
---------------------------------------------------------------------------------------------------------------------
BOND IMMDEX(TM) FUND(1)
Class A
  2002                                  $  29.21        6.18%     $  87,096           0.73%         5.72%        0.83%
  2001(2)(3)                               29.15       12.09         87,775           0.73          5.82         0.76
  2000(2)(4)                               27.49        6.99         82,131           0.74          6.30         0.74
  1999(2)(4)                               27.36       (0.05)        95,635           0.72          5.80         0.74
  1998(4)                                  29.01        9.11         95,301           0.67          5.77         0.74
  1997(2)(4)                               28.16        8.68         64,144           0.67          6.08         0.74
Class B
  2002                                  $  29.18        5.39%     $  14,592           1.48%         5.03%        1.58%
  2001(2)(3)                               29.13       11.32          8,505           1.48          5.02         1.52
  2000(4)                                  27.49        6.22          2,689           1.49          5.55         1.49
  1999(2)(4)(5)                            27.36        0.04          1,869           1.49          5.06         1.49
Class C
  2002                                  $  29.16        5.37%     $   1,919           1.48%         5.23%        1.58%
  2001(2)(6)                               29.15        0.69         46,666           0.41          5.06         0.48
Class S
  2002                                  $  29.21        6.20%     $  18,179           0.72%         5.78%        0.82%
  2001(2)(7)                               29.15        9.56         10,330           0.73          5.64         0.79
Class Y
  2002                                  $  29.23        6.44%     $ 710,922           0.48%         5.98%        0.58%
  2001(2)(3)                               29.17       12.33        645,134           0.48          6.06         0.51
  2000(4)                                  27.51        7.29        477,455           0.49          6.55         0.49
  1999(4)                                  27.37        0.20        421,897           0.47          6.05         0.48
  1998(4)                                  29.02        9.41        471,425           0.42          6.02         0.49
  1997(4)                                  28.16        8.90        408,018           0.42          6.33         0.49

CORPORATE BOND FUND
Class A
  2002                                  $   9.60        1.83%     $   8,663           1.00%         5.77%        1.27%
  2001(2)                                  10.01       10.94          9,820           0.75          6.95         1.20
  2000(8)                                  10.03        5.17            771           0.72          7.52         1.24
Class B
  2002                                  $   9.57        1.07%     $  18,728           1.75%         5.02%        2.02%
  2001(2)                                   9.98       10.06         22,608           1.65          6.45         2.11
  2000(8)                                  10.02        4.70            103           1.48          6.86         1.99
Class C
  2002                                  $   9.55        0.98%     $   5,283           1.75%         5.02%        2.02%
  2001(2)                                   9.97       10.10          5,209           1.50          6.07         1.94
  2000(8)                                  10.01        4.54            143           1.48          6.79         1.99
Class S
  2002                                  $   9.60        1.84%     $   3,557           1.00%         5.77%        1.27%
  2001(2)(6)                               10.01        0.81          3,237           0.89          7.60         1.36
Class Y
  2002                                  $   9.59        2.08%     $ 204,801           0.75%         6.03%        1.02%
  2001(2)                                  10.00       11.09        185,392           0.51          7.26         0.95
  2000(8)                                  10.03        5.32         89,990           0.48          7.75         0.99

                                           RATIO OF NET
                                             INVESTMENT
                                                 INCOME
                                         TO AVERAGE NET   PORTFOLIO
                                      ASSETS (EXCLUDING    TURNOVER
                                               WAIVERS)        RATE
-------------------------------------------------------------------
BOND IMMDEX(TM) FUND(1)
Class A
  2002                                             5.62%         46%
  2001(2)(3)                                       5.79          16
  2000(2)(4)                                       6.30          25
  1999(2)(4)                                       5.78          57
  1998(4)                                          5.70          20
  1997(2)(4)                                       6.01          35
Class B
  2002                                             4.93%         46%
  2001(2)(3)                                       4.98          16
  2000(4)                                          5.55          25
  1999(2)(4)(5)                                    5.06          57
Class C
  2002                                             5.13%         46%
  2001(2)(6)                                       4.99          16
Class S
  2002                                             5.68%         46%
  2001(2)(7)                                       5.58          16
Class Y
  2002                                             5.88%         46%
  2001(2)(3)                                       6.03          16
  2000(4)                                          6.55          25
  1999(4)                                          6.04          57
  1998(4)                                          5.95          20
  1997(4)                                          6.26          35

CORPORATE BOND FUND
Class A
  2002                                             5.50%        117%
  2001(2)                                          6.50         187
  2000(8)                                          7.00         124
Class B
  2002                                             4.75%        117%
  2001(2)                                          5.99         187
  2000(8)                                          6.35         124
Class C
  2002                                             4.75%        117%
  2001(2)                                          5.63         187
  2000(8)                                          6.28         124
Class S
  2002                                             5.50%        117%
  2001(2)(6)                                       7.13         187
Class Y
  2002                                             5.76%        117%
  2001(2)                                          6.82         187
  2000(8)                                          7.24         124

 (1) The financial highlights for the Bond IMMDEX(TM) Fund as set forth herein include the historical financial highlights of the Firstar Bond IMMDEX(TM) Fund Class A shares, Class B shares, Class Y shares, and Class I shares. The assets of the Firstar Bond IMMDEX(TM) Fund were acquired by Bond IMMDEX(TM) Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class B shares, Class Y shares, and Class I shares of the Firstar Bond IMMDEX(TM) Fund were exchanged for Class A shares, Class B shares, Class S shares, and Class Y shares of Bond IMMDEX(TM) Fund, respectively.
 (2) Per share data calculated using average shares outstanding method.
 (3) Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31.
 (4) For the fiscal year ended October 31.
 (5) Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
 (6) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
 (7) Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
 (8) Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
 (9) Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 The accompanying notes are an integral part of the financial statements.

                                                                  REALIZED AND
                                       NET ASSET                    UNREALIZED    DIVIDENDS
                                           VALUE          NET            GAINS     FROM NET   DISTRIBUTIONS    RETURN
                                       BEGINNING   INVESTMENT      OR (LOSSES)   INVESTMENT    FROM CAPITAL        OF
                                       OF PERIOD       INCOME   ON INVESTMENTS       INCOME           GAINS   CAPITAL
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
Class A
   2002                                 $  11.37      $  0.55        $    0.08     $  (0.55)      $      --   $    --
   2001(1)                                 10.69         0.61             0.69        (0.62)             --        --
   2000                                    10.65         0.61             0.04        (0.61)             --        --
   1999                                    11.69         0.59            (0.89)       (0.59)          (0.15)       --
   1998                                    10.97         0.57             0.73        (0.57)          (0.01)       --
Class B
   2002                                 $  11.29      $  0.47        $    0.09     $  (0.47)      $      --   $    --
   2001(1)                                 10.63         0.52             0.68        (0.54)             --        --
   2000                                    10.58         0.53             0.05        (0.53)             --        --
   1999                                    11.63         0.51            (0.90)       (0.51)          (0.15)       --
   1998                                    10.91         0.49             0.73        (0.49)          (0.01)       --
Class C
   2002                                 $  11.34      $  0.47        $    0.08     $  (0.47)      $      --   $    --
   2001(1)                                 10.66         0.52             0.70        (0.54)             --        --
   2000                                    10.64         0.52             0.04        (0.54)             --        --
   1999(2)                                 11.33         0.38            (0.69)       (0.38)             --        --
Class S
   2002                                 $  11.37      $  0.55        $    0.08     $  (0.55)      $      --   $    --
   2001(1)(3)                              11.28         0.01             0.08           --              --        --
Class Y
   2002                                 $  11.37      $  0.58        $    0.08     $  (0.58)      $      --   $    --
   2001(1)                                 10.69         0.63             0.70        (0.65)             --        --
   2000                                    10.65         0.63             0.04        (0.63)             --        --
   1999                                    11.69         0.61            (0.89)       (0.61)          (0.15)       --
   1998                                    10.96         0.60             0.74        (0.60)          (0.01)       --

HIGH YIELD BOND FUND
Class A
   2002                                 $   9.30      $  0.65        $   (1.22)    $  (0.70)      $      --   $ (0.07)
   2001(1)(4)                              10.00         0.02            (0.68)       (0.04)             --        --
Class B
   2002                                 $   9.31      $  0.70        $   (1.33)    $  (0.64)      $      --   $ (0.07)
   2001(1)(4)                              10.00         0.02            (0.67)       (0.04)             --        --
Class C
   2002                                 $   9.31      $  0.65        $   (1.29)    $  (0.63)      $      --   $ (0.07)
   2001(1)(4)                              10.00         0.05            (0.70)       (0.04)             --        --
Class S
   2002                                 $   9.30      $  0.73        $   (1.30)    $  (0.70)      $      --   $ (0.07)
   2001(1)(3)                               9.48         0.01            (0.19)          --              --        --
Class Y
   2002                                 $   9.31      $  0.75        $   (1.29)    $  (0.72)      $      --   $ (0.07)
   2001(1)(4)                              10.00         0.05            (0.70)       (0.04)             --        --

                                       58

                                                                                                             RATIO OF
                                                                                            RATIO OF NET     EXPENSES
                                       NET ASSET                                 RATIO OF     INVESTMENT      AVERAGE
                                           VALUE                 NET ASSETS   EXPENSES TO      INCOME TO   NET ASSETS
                                          END OF       TOTAL         END OF       AVERAGE        AVERAGE   (EXCLUDING
                                          PERIOD   RETURN(5)    PERIOD(000)    NET ASSETS     NET ASSETS     WAIVERS)
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
Class A
   2002                                 $  11.45        5.77%   $   122,354          0.95%          4.93%        1.03%
   2001(1)                                 11.37       12.50        119,067          0.95           5.50         1.13
   2000                                    10.69        6.33        110,490          0.95           5.76         1.14
   1999                                    10.65       (2.67)       137,133          0.95           5.29         1.14
   1998                                    11.69       12.29        205,237          0.95           5.10         1.11
Class B
   2002                                 $  11.38        5.12%   $    16,741          1.70%          4.17%        1.78%
   2001(1)                                 11.29       11.59         15,071          1.70           4.75         1.88
   2000                                    10.63        5.70         11,550          1.70           5.02         1.89
   1999                                    10.58       (3.48)        14,639          1.70           4.53         1.89
   1998                                    11.63       11.54         17,242          1.70           4.35         1.86
Class C
   2002                                 $  11.42        5.02%   $     9,672          1.70%          4.18%        1.78%
   2001(1)                                 11.34       11.68          7,148          1.70           4.65         1.88
   2000                                    10.66        5.50            566          1.70           5.02         1.89
   1999(2)                                 10.64       (2.75)           719          1.35           5.09         1.89
Class S
   2002                                 $  11.45        5.77%   $    33,270          0.95%          4.93%        1.03%
   2001(1)(3)                              11.37        0.80         35,062          1.58           6.36         1.76
Class Y
   2002                                 $  11.45        6.04%   $ 1,204,555          0.70%          5.18%        0.78%
   2001(1)                                 11.37       12.76      1,368,812          0.70           5.76         0.88
   2000                                    10.69        6.59      1,299,941          0.70           6.03         0.89
   1999                                    10.65       (2.44)     1,239,900          0.70           5.57         0.89
   1998                                    11.69       12.66      1,210,661          0.70           5.35         0.86

HIGH YIELD BOND FUND
Class A
   2002                                 $   7.96       (6.66)%  $    23,900          1.10%          7.64%        1.47%
   2001(1)(4)                               9.30       (6.55)           161          1.10           6.53         1.33
Class B
   2002                                 $   7.97       (7.26)%  $       774          1.80%          7.49%        2.28%
   2001(1)(4)                               9.31       (6.47)            40          1.77           6.02         2.02
Class C
   2002                                 $   7.97       (7.34)%  $     7,213          1.83%          7.08%        2.26%
   2001(1)(4)                               9.31       (6.50)         3,749          1.94           5.53         2.21
Class S
   2002                                 $   7.96       (6.66)%  $        87          1.01%          8.46%        1.57%
   2001(1)(3)                               9.30       (1.90)            --          0.00           1.23         0.00
Class Y
   2002                                 $   7.98       (6.33)%  $    21,157          0.82%          8.19%        1.27%
   2001(1)(4)                               9.31       (6.47)         8,308          0.96           6.06         1.23

                                            RATIO OF NET
                                              INVESTMENT
                                                  INCOME
                                          TO AVERAGE NET   PORTFOLIO
                                       ASSETS (EXCLUDING    TURNOVER
                                                WAIVERS)        RATE
--------------------------------------------------------------------
FIXED INCOME FUND
Class A
   2002                                             4.85%        115%
   2001(1)                                          5.32          81
   2000                                             5.57          54
   1999                                             5.10          90
   1998                                             4.94         147
Class B
   2002                                             4.09%        115%
   2001(1)                                          4.57          81
   2000                                             4.83          54
   1999                                             4.34          90
   1998                                             4.19         147
Class C
   2002                                             4.10%        115%
   2001(1)                                          4.47          81
   2000                                             4.83          54
   1999(2)                                          4.55          90
Class S
   2002                                             4.85%        115%
   2001(1)(3)                                       6.18          81
Class Y
   2002                                             5.10%        115%
   2001(1)                                          5.58          81
   2000                                             5.84          54
   1999                                             5.38          90
   1998                                             5.19         147

HIGH YIELD BOND FUND
Class A
   2002                                             7.27%         86%
   2001(1)(4)                                       6.30          53
Class B
   2002                                             7.01%         86%
   2001(1)(4)                                       5.77          53
Class C
   2002                                             6.65%         86%
   2001(1)(4)                                       5.26          53
Class S
   2002                                             7.90%         86%
   2001(1)(3)                                       1.23          53
Class Y
   2002                                             7.74%         86%
   2001(1)(4)                                       5.79          53

 (1) Per share data calculated using average shares outstanding method.
 (2) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
 (3) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
 (4) Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
 (5) Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

                                                                  REALIZED AND
                                       NET ASSET                    UNREALIZED    DIVIDENDS
                                           VALUE          NET            GAINS     FROM NET   DISTRIBUTIONS    RETURN
                                       BEGINNING   INVESTMENT      OR (LOSSES)   INVESTMENT    FROM CAPITAL        OF
                                       OF PERIOD       INCOME   ON INVESTMENTS       INCOME           GAINS   CAPITAL
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND (1)
Class A
  2002                                  $  10.26      $  0.50           $ 0.10      $ (0.50)        $    --   $ (0.01)
  2001(2)(3)                                9.70         0.54             0.55        (0.51)          (0.02)       --
  2000(4)                                   9.68         0.58             0.02        (0.58)             --        --
  1999(4)                                  10.07         0.54            (0.38)       (0.54)          (0.01)       --
  1998(4)                                   9.88         0.55             0.19        (0.55)             --        --
  1997(4)                                   9.77         0.56             0.11        (0.56)             --        --
Class S
  2002                                  $  10.26      $  0.51           $ 0.09      $ (0.50)        $    --   $ (0.01)
  2001(3)(5)                                9.78         0.48             0.53        (0.51)          (0.02)       --
Class Y
  2002                                  $  10.23      $  0.52           $ 0.10      $ (0.52)        $    --   $ (0.01)
  2001(2)(3)                                9.68         0.56             0.54        (0.53)          (0.02)       --
  2000(4)                                   9.66         0.60             0.02        (0.60)             --        --
  1999(4)                                  10.04         0.56            (0.37)       (0.56)          (0.01)       --
  1998(4)                                   9.86         0.56             0.18        (0.56)             --        --
  1997(4)                                   9.74         0.57             0.12        (0.57)             --        --

SHORT TERM BOND FUND
Class A
  2002                                  $  10.27      $  0.42           $ 0.04      $ (0.43)        $    --   $ (0.01)
  2001(3)                                   9.91         0.61             0.40        (0.65)             --        --
  2000                                      9.86         0.58             0.02        (0.55)             --        --
  1999                                     10.04         0.52            (0.18)       (0.52)             --        --
  1998                                      9.94         0.53             0.10        (0.53)             --        --
Class S
  2002                                  $  10.27      $  0.42           $ 0.04      $ (0.43)        $    --   $ (0.01)
  2001(3)(6)                               10.25         0.01             0.01           --              --        --
Class Y
  2002                                  $  10.27      $  0.43           $ 0.05      $ (0.44)        $    --   $ (0.01)
  2001(3)                                   9.91         0.63             0.39        (0.66)             --        --
  2000                                      9.87         0.59             0.01        (0.56)             --        --
  1999                                     10.04         0.52            (0.17)       (0.52)             --        --
  1998                                      9.94         0.53             0.10        (0.53)             --        --

                                       60

                                                                                                             RATIO OF
                                                                                            RATIO OF NET     EXPENSES
                                       NET ASSET                                 RATIO OF     INVESTMENT      AVERAGE
                                           VALUE                  NET ASSETS  EXPENSES TO      INCOME TO   NET ASSETS
                                          END OF       TOTAL          END OF      AVERAGE        AVERAGE   (EXCLUDING
                                          PERIOD   RETURN(7)     PERIOD(000)   NET ASSETS     NET ASSETS     WAIVERS)
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND (1)
Class A
  2002                                 $   10.35        6.11%      $  65,291         0.75%          4.96%        1.02%
  2001(2)(3)                               10.26       11.46          61,225         0.85           5.62         0.96
  2000(4)                                   9.70        6.41          27,431         0.82           6.08         0.95
  1999(4)                                   9.68        1.66          33,779         0.81           5.47         0.95
  1998(4)                                  10.07        7.57          29,550         0.75           5.50         0.96
  1997(4)                                   9.88        7.09          20,691         0.75           5.71         0.98
Class S
  2002                                 $   10.35        6.12%      $   6,070         0.75%          4.86%        1.02%
  2001(3)(5)                               10.26       10.58             724         0.84           5.41         0.95
Class Y
  2002                                 $   10.32        6.29%      $ 978,406         0.60%          5.11%        0.77%
  2001(2)(3)                               10.23       11.61         878,695         0.60           5.83         0.70
  2000(4)                                   9.68        6.67         408,708         0.57           6.33         0.70
  1999(4)                                   9.66        1.91         284,047         0.56           5.71         0.70
  1998(4)                                  10.04        7.83         291,289         0.50           5.75         0.71
  1997(4)                                   9.86        7.36         254,521         0.50           5.96         0.73

SHORT TERM BOND FUND
Class A
  2002                                 $   10.29        4.59%      $ 163,358         0.75%          4.06%        1.04%
  2001(3)                                  10.27       10.48         133,177         0.60           6.04         1.15
  2000                                      9.91        6.30          80,992         0.60           6.12         1.13
  1999                                      9.86        3.43           5,318         0.60           5.16         1.12
  1998                                     10.04        6.55           5,036         0.60           5.33         1.12
Class S
  2002                                 $   10.29        4.61%      $   3,685         0.75%          3.88%        1.04%
  2001(3)(6)                               10.27        0.20             362         1.20           6.37         1.80
Class Y
  2002                                 $   10.30        4.85%      $ 484,583         0.60%          4.18%        0.79%
  2001(3)                                  10.27       10.64         277,244         0.46           6.24         1.02
  2000                                      9.91        6.29          92,092         0.51           5.94         0.98
  1999                                      9.87        3.53         119,522         0.60           5.15         0.87
  1998                                     10.04        6.55         173,136         0.60           5.33         0.87

                                            RATIO OF NET
                                              INVESTMENT
                                                  INCOME
                                          TO AVERAGE NET   PORTFOLIO
                                       ASSETS (EXCLUDING    TURNOVER
                                                WAIVERS)        RATE
--------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND (1)
Class A
  2002                                              4.69%         40%
  2001(2)(3)                                        5.51          30
  2000(4)                                           5.95          18
  1999(4)                                           5.33          64
  1998(4)                                           5.29          27
  1997(4)                                           5.48          41
Class S
  2002                                              4.59%         40%
  2001(3)(5)                                        5.30          30
Class Y
  2002                                              4.94%         40%
  2001(2)(3)                                        5.73          30
  2000(4)                                           6.20          18
  1999(4)                                           5.57          64
  1998(4)                                           5.54          27
  1997(4)                                           5.73          41

SHORT TERM BOND FUND
Class A
  2002                                              3.77%         59%
  2001(3)                                           5.49          69
  2000                                              5.59          95
  1999                                              4.64          65
  1998                                              4.81         112
Class S
  2002                                              3.59%         59%
  2001(3)(6)                                        5.77          69
Class Y
  2002                                              3.99%         59%
  2001(3)                                           5.68          69
  2000                                              5.47          95
  1999                                              4.88          65
  1998                                              5.06         112

 (1) The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class A shares, Class Y shares, and Class I shares. The assets of the Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class Y shares, and Class I shares of the Firstar Intermediate Bond Fund were exchanged for Class A shares, Class S shares, and Class Y shares of Intermediate Term Bond Fund, respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.
 (2) Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31.
 (3) Per share data calculated using average shares outstanding method.
 (4) For the fiscal year ended October 31.
 (5) Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
 (6) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
 (7) Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 The accompanying notes are an integral part of the financial statements.

                                                                          REALIZED AND
                                             NET ASSET                      UNREALIZED     DIVIDENDS
                                                 VALUE           NET             GAINS      FROM NET
                                             BEGINNING    INVESTMENT       OR (LOSSES)    INVESTMENT
                                             OF PERIOD        INCOME    ON INVESTMENTS        INCOME
----------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND
Class A
   2002(1)                                   $    8.37    $     0.68    $        (0.39)   $    (0.67)
   2001(1)                                        8.91          0.76             (0.59)        (0.71)
   2000(1)                                        9.09          0.64             (0.15)        (0.67)
   1999(1)                                        9.27          0.78             (0.25)        (0.71)
   1998(2)                                       10.00          0.13             (0.75)        (0.11)
Class B
   2002(1)                                   $    8.35    $     0.60    $        (0.38)   $    (0.61)
   2001(1)                                        8.89          0.69             (0.58)        (0.65)
   2000(1)                                        9.07          0.56             (0.14)        (0.60)
   1999(1)                                        9.27          0.71             (0.26)        (0.65)
   1998(2)                                       10.00          0.09             (0.71)        (0.11)
Class C(1)
   2002                                      $    8.35    $     0.60    $        (0.38)   $    (0.61)
   2001                                           8.90          0.69             (0.59)        (0.65)
   2000                                           9.08          0.59             (0.14)        (0.63)
   1999(3)                                        9.57          0.45             (0.47)        (0.47)
Class S(1)
   2002                                      $    8.38    $     0.65    $        (0.36)   $    (0.61)
   2001(4)                                        8.40            --             (0.02)           --
Class Y
   2002(1)                                   $    8.38    $     0.70    $        (0.40)   $    (0.69)
   2001(1)                                        8.92          0.79             (0.59)        (0.74)
   2000(1)                                        9.09          0.66             (0.14)        (0.69)
   1999(1)                                        9.27          0.80             (0.25)        (0.73)
   1998(2)                                       10.00          0.14             (0.75)        (0.12)

U.S. GOVERNMENT SECURITIES FUND(5)
Class A
   2002                                      $   11.01    $     0.50    $         0.20    $    (0.55)
   2001(1)(6)                                    10.44          0.51              0.60         (0.54)
   2000(7)                                       10.34          0.53              0.08         (0.51)
   1999(8)                                       10.74          0.54             (0.40)        (0.54)
   1998(8)                                       10.62          0.57              0.12         (0.57)
   1997(8)                                       10.67          0.60             (0.07)        (0.58)
Class B
   2002                                      $   11.03    $     0.42    $         0.20    $    (0.47)
   2001(1)(6)                                    10.45          0.43              0.62         (0.47)
   2000(7)                                       10.36          0.45              0.08         (0.44)
   1999(8)                                       10.74          0.47             (0.38)        (0.47)
   1998(8)                                       10.61          0.50              0.13         (0.50)
   1997(8)                                       10.66          0.51             (0.05)        (0.51)
Class C
   2002                                      $   11.00    $     0.46    $         0.15    $    (0.48)
   2001(1)(4)                                    10.98          0.05             (0.03)           --
Class S
   2002                                      $   10.97    $     0.49    $         0.20    $    (0.54)
   2001(1)(6)                                    10.40          0.62              0.49         (0.54)
   2000(7)                                       10.31          0.53              0.07         (0.51)
   1999(8)                                       10.70          0.53             (0.38)        (0.54)
   1998(8)                                       10.58          0.57              0.12         (0.57)
   1997(8)                                       10.64          0.56             (0.04)        (0.58)
Class Y
   2002                                      $   11.01    $     0.53    $         0.19    $    (0.57)
   2001(1)(6)                                    10.44          0.53              0.60         (0.56)
   2000(7)                                       10.34          0.55              0.08         (0.53)
   1999(8)                                       10.74          0.58             (0.41)        (0.57)
   1998(8)                                       10.62          0.60              0.12         (0.60)
   1997(8)                                       10.67          0.61             (0.05)        (0.61)

                                       62

                                                                                                           RATIO OF NET
                                           NET ASSETS                                       RATIO OF         INVESTMENT
                                                VALUE                      NET ASSETS    EXPENSES TO          INCOME TO
                                               END OF        TOTAL             END OF        AVERAGE            AVERAGE
                                               PERIOD    RETURN(9)        PERIOD(000)     NET ASSETS          NET ASSET
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND
Class A
   2002(1)                                 $     7.99         3.31%       $    18,006           1.20%              7.98%
   2001(1)                                       8.37         1.99             19,014           1.15               8.62
   2000(1)                                       8.91         5.56             21,737           1.15               7.08
   1999(1)                                       9.09         5.73             27,768           1.15               8.30
   1998(2)                                       9.27        (6.17)            40,270           1.15               8.19
Class B
   2002(1)                                 $     7.96         2.46%       $     4,179           1.95%              7.13%
   2001(1)                                       8.35         1.17              2,426           1.90               7.88
   2000(1)                                       8.89         4.83              1,401           1.90               6.20
   1999(1)                                       9.07         4.90                788           1.90               7.56
   1998(2)                                       9.27        (6.19)               114           1.90               7.44
Class C(1)
   2002                                    $     7.96         2.44%       $     6,213           1.95%              7.16%
   2001                                          8.35         1.04              4,240           1.91               7.89
   2000                                          8.90         5.16              1,241           1.65               6.46
   1999(3)                                       9.08        (0.28)             1,058           1.55               7.34
Class S(1)
   2002                                    $     8.06         3.26%       $         6           1.20%              7.77%
   2001(4)                                       8.38        (0.24)                --           0.00               0.00
Class Y
   2002(1)                                 $     7.99         3.44%       $   135,665           0.95%              8.22%
   2001(1)                                       8.38         2.12            155,146           0.90               8.89
   2000(1)                                       8.92         5.94            237,730           0.90               7.26
   1999(1)                                       9.09         5.96            184,666           0.90               8.56
   1998(2)                                       9.27        (6.13)            54,491           0.90               8.44

U.S. GOVERNMENT SECURITIES FUND(5)
Class A
   2002                                    $    11.16         6.53%       $    16,985           0.95%              4.61%
   2001(1)(6)                                   11.01        10.88              7,751           1.04               5.15
   2000(7)                                      10.44         6.05              3,644           1.04               5.36
   1999(8)                                      10.34         1.37              4,620           0.98               5.15
   1998(8)                                      10.74         6.66              4,664           0.97               5.35
   1997(8)                                      10.62         5.20              5,181           0.97               5.56
Class B
   2002                                    $    11.18         5.79%       $     6,235           1.70%              3.85%
   2001(1)(6)                                   11.03        10.25              2,039           1.71               4.37
   2000(7)                                      10.45         5.27                139           1.74               4.66
   1999(8)                                      10.36         0.86                282           1.68               4.47
   1998(8)                                      10.74         6.02                149           1.67               4.67
   1997(8)                                      10.61         4.47                466           1.67               4.84
Class C
   2002                                    $    11.13         5.78%       $     5,834           1.70%              3.92%
   2001(1)(4)                                   11.00         0.18                105           0.82               5.26
Class S
   2002                                    $    11.12         6.55%       $    21,355           0.95%              4.59%
   2001(1)(6)                                   10.97        10.94             19,092           0.97               6.52
   2000(7)                                      10.40         5.96              5,145           1.04               5.36
   1999(8)                                      10.31         1.45              8,584           0.98               5.17
   1998(8)                                      10.70         6.67              6,140           0.97               5.34
   1997(8)                                      10.58         5.10              7,049           0.97               5.52
Class Y
   2002                                    $    11.16         6.79%       $   181,046           0.70%              4.84%
   2001(1)(6)                                   11.01        11.14            183,883           0.71               5.37
   2000(7)                                      10.44         6.34             53,896           0.74               5.66
   1999(8)                                      10.34         1.67             72,483           0.68               5.45
   1998(8)                                      10.74         6.98             93,683           0.67               5.64
   1997(8)                                      10.62         5.51             72,753           0.67               5.84

                                           RATIO OF        RATIO OF NET
                                        EXPENSES TO          INVESTMENT
                                            AVERAGE              INCOME
                                         NET ASSETS      TO AVERAGE NET    PORTFOLIO
                                         (EXCLUDING    ASSETS(EXCLUDING     TURNOVER
                                           WAIVERS)            WAIVERS)         RATE
------------------------------------------------------------------------------------
STRATEGIC INCOME FUND
Class A
   2002(1)                                     1.28%               7.90%          59%
   2001(1)                                     1.17                8.60           80
   2000(1)                                     1.17                7.06           90
   1999(1)                                     1.21                8.24           40
   1998(2)                                     1.30                8.04           61
Class B
   2002(1)                                     2.03%               7.05%          59%
   2001(1)                                     1.91                7.87           80
   2000(1)                                     1.91                6.19           90
   1999(1)                                     1.96                7.50           40
   1998(2)                                     2.05                7.29           61
Class C(1)
   2002                                        2.03%               7.08%          59%
   2001                                        1.92                7.88           80
   2000                                        1.73                6.38           90
   1999(3)                                     1.90                6.99           40
Class S(1)
   2002                                        1.28%               7.69%          59%
   2001(4)                                     0.00                0.00           80
Class Y
   2002(1)                                     1.03%               8.14%          59%
   2001(1)                                     0.92                8.87           80
   2000(1)                                     0.91                7.25           90
   1999(1)                                     0.93                8.53           40
   1998(2)                                     1.05                8.29           61

U.S. GOVERNMENT SECURITIES FUND(5)
Class A
   2002                                        1.08%               4.48%         197%
   2001(1)(6)                                  1.19                5.00           22
   2000(7)                                     1.15                5.25           23
   1999(8)                                     1.09                5.04           26
   1998(8)                                     1.07                5.25           55
   1997(8)                                     1.07                5.46          100
Class B
   2002                                        1.83%               3.72%         197%
   2001(1)(6)                                  1.86                4.22           22
   2000(7)                                     1.85                4.55           23
   1999(8)                                     1.79                4.36           26
   1998(8)                                     1.77                4.57           55
   1997(8)                                     1.77                4.74          100
Class C
   2002                                        1.83%               3.79%         197%
   2001(1)(4)                                  1.12                4.96           22
Class S
   2002                                        1.08%               4.46%         197%
   2001(1)(6)                                  1.15                6.34           22
   2000(7)                                     1.15                5.25           23
   1999(8)                                     1.09                5.06           26
   1998(8)                                     1.07                5.24           55
   1997(8)                                     1.07                5.42          100
Class Y
   2002                                        0.83%               4.71%         197%
   2001(1)(6)                                  0.85                5.23           22
   2000(7)                                     1.15                5.25           23
   1999(8)                                     1.09                5.04           26
   1998(8)                                     1.07                5.24           55
   1997(8)                                     1.07                5.44          100

 (1) Per share data calculated using average shares outstanding method.
 (2) Commenced operations on July 24, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.
 (3) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
 (4) Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
 (5) The financial highlights for the U.S. Government Securities Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class A shares, Class B shares, Class Y shares, and Class I shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Securities Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class B shares, Class Y shares, and Class I shares of the Firstar U.S. Government Securities Fund were exchanged for Class A shares, Class B shares, Class S shares, and Class Y shares of U.S. Government Securities Fund, respectively.
 (6) Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31.
 (7) Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.
 (8) For the fiscal year ended November 30.
 (9) Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 2002

1>   ORGANIZATION

     The First American Bond IMMDEX(TM) Fund, Corporate Bond Fund, Fixed Income Fund, High Yield Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Strategic Income Fund, and U.S. Government Securities Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of First American Family of Funds. FAIF currently offers 41 funds, including the Funds included in this report. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Funds' board of directors to create additional funds in the future.

     FAIF offers Class A, Class B, Class C, Class S, and Class Y shares. Class A shares of Intermediate Term Bond Fund and Short Term Bond Fund are sold with a front-end sales charge of 2.25%. Class A shares of Bond IMMDEX(TM) Fund, Corporate Bond Fund, Fixed Income Fund, High Yield Bond Fund, Strategic Income Fund, and U.S. Government Securities Fund are sold with a front-end sales charge of 4.25%. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front-end sales charge of 1.00%, are subject to a contingent deferred sales charge for 18 months, and will not convert to Class A shares. Class S and Class Y shares have no sales charge and are offered only to qualifying institutional investors. Class B and Class C shares are not offered by the Intermediate Term Bond Fund or Short Term Bond Fund.

     The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies and strategies. All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes and each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2>   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Security valuations for the Funds' investments are furnished by one or more independent pricing services that have been approved by the Funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Funds' board of directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for a Fund are distributed to shareholders at least annually.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets or some other appropriate basis. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, paydowns on pass through obligations, and tax mark to market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997.

     To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     The character of the distributions paid during the fiscal years ended September 30, 2002 and 2001, was as follows (000):

                                                   2002

                                                 ORDINARY   LONG TERM   RETURN OF
     FUND                                          INCOME        GAIN     CAPITAL       TOTAL
     ----------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                      $   45,759  $      672  $       --  $   46,431
     Corporate Bond Fund                           14,518          --          39      14,557
     Fixed Income Fund                             72,708          --         576      73,284
     High Yield Bond Fund                           3,854          --         472       4,326
     Intermediate Term Bond Fund                   49,635          --         875      50,510
     Short Term Bond Fund                          20,999          --         545      21,544
     Strategic Income Fund                         14,577          --          --      14,577
     U.S. Government Securities Fund               11,010          --          --      11,010
     ----------------------------------------------------------------------------------------

                                                   2001

                                                 ORDINARY   LONG TERM   RETURN OF
     FUND                                          INCOME        GAIN     CAPITAL       TOTAL
     ----------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                      $   36,102  $    2,276  $       --  $   38,378
     Corporate Bond Fund                            7,139       3,430          --      10,569
     Fixed Income Fund                             77,931          --          --      77,931
     High Yield Bond Fund                              51          --          --          51
     Intermediate Term Bond Fund                   26,566       1,023          --      27,589
     Short Term Bond Fund                          11,321          --          --      11,321
     Strategic Income Fund                         18,577          --          --      18,577
     U.S. Government Securities Fund                9,723          --          --       9,723
     ----------------------------------------------------------------------------------------

     On the Statements of Assets and Liabilities, the following adjustments were made (000):

                                                   ACCUMULATED     UNDISTRIBUTED        ADDITIONAL
                                                  NET REALIZED    NET INVESTMENT           PAID IN
     FUND                                          GAIN (LOSS)            INCOME           CAPITAL
     ---------------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                      $           150   $          (150)  $            --
     Corporate Bond Fund                                  (131)              170               (39)
     Fixed Income Fund                                   8,815              (682)           (8,133)
     High Yield Bond Fund                                    2               470              (472)
     Intermediate Term Bond Fund                           427               447              (874)
     Short Term Bond Fund                               (1,188)              865               323
     Strategic Income Fund                               9,480               (94)           (9,386)
     U.S. Government Securities Fund                      (174)              174                --
     ---------------------------------------------------------------------------------------------

     As of September 30, 2002, the components of accumulated earnings (deficit) on a tax basis were (000):

                                                                                ACCUMULATED
                                          UNDISTRIBUTED     UNDISTRIBUTED       CAPITAL AND                                 TOTAL
                                               ORDINARY         LONG TERM      POST-OCTOBER         UNREALIZED        ACCUMULATED
     FUND                                        INCOME     CAPITAL GAINS            LOSSES       APPRECIATION           EARNINGS
     ----------------------------------------------------------------------------------------------------------------------------
     Bond IMMDEX(TM)  Fund              $         2,445   $            --   $          (766)   $        47,116    $        48,795
     Corporate Bond Fund                             --                --           (36,226)               310            (35,916)
     Fixed Income Fund                               --                --           (19,103)            57,017             37,915
     High Yield Bond Fund                            --                --            (3,647)            (5,447)            (9,095)
     Intermediate Term Bond Fund                     --                --           (19,950)            51,612             31,662
     Short Term Bond Fund                            --                --            (7,450)            15,392              7,942
     Strategic Income Fund                            3                --           (31,528)           (11,472)           (42,997)
     U.S. Government Securities Fund                163             2,350                --              6,021              8,534
     ----------------------------------------------------------------------------------------------------------------------------

     The differences between book and tax-basis unrealized appreciation (depreciation) is primarily due to the deferral of losses due to wash sales and tax mark to market adjustments made under Section 311(e) of the Taxpayer Relief Act of 1997.

     As of September 30, 2002, (the Funds' most recently completed fiscal year end), the following Funds have capital loss carryforwards:

     FUND                                          AMOUNT (000)   EXPIRATION DATE
     ----------------------------------------------------------------------------
     Corporate Bond Fund                        $        27,439         2005-2007
     Fixed Income Fund                                   19,103         2003-2008
     High Yield Bond Fund                                    30              2009
     Intermediate Term Bond Fund                         18,239         2003-2010
     Short Term Bond Fund                                 6,653         2003-2008
     Strategic Income Fund                               22,033         2003-2010
     ----------------------------------------------------------------------------

     In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for the Corporate Bond and Intermediate Term Bond Funds in the amount of $6,352,310 and $2,720,363, respectively, per tax year for a portion of their capital loss carryover.

     Certain Funds incurred a loss for tax purposes for the period from November 1, 2001 to September 30, 2002. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2003. The following Funds had deferred losses:

     FUND                                                            AMOUNT (000)
     ----------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                            $     766
     Corporate Bond Fund                                                 8,788
     High Yield Bond Fund                                                3,617
     Intermediate Term Bond Fund                                         1,711
     Short Term Bond Fund                                                  797
     Strategic Income Fund                                               9,495
     ----------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION - The books and records of the Strategic Income Fund are maintained in U.S. dollars on the following bases:

     - market value of investment securities, assets, and liabilities at the current rate of exchange; and
     - purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Strategic Income Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Strategic Income Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

     The Strategic Income Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities, or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. At September 30, 2002, Fixed Income Fund and U.S. Government Securities Fund had outstanding when-issued commitments with a cost of $82,183,641 and $21,603,162, respectively.

     In connection with the ability to purchase securities on a when-issued basis, the Fixed Income Fund, Intermediate Term Bond Fund, and Strategic Income Fund may enter into dollar rolls in which the Fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. Dollar rolls are considered a form of leverage. As an inducement to "roll over" its purchase commitments, the Fund receives negotiated fees. For the fiscal year ended September 30, 2002, the fees earned by each Fund are as follows:

     FUND                                                 FEE INCOME EARNED (000)
     ----------------------------------------------------------------------------
     Fixed Income Fund                                            $           773
     Strategic Income Fund                                                     68
     ----------------------------------------------------------------------------

     ILLIQUID OR RESTRICTED SECURITIES - At fiscal year ended September 30, 2002, investments in securities in the Bond IMMDEX(TM) Fund, Corporate Bond Fund, High Yield Bond Fund, Intermediate Term Bond Fund, Short Term Bond

     Fund, Strategic Income Fund, and U.S. Government Securities Fund included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Funds' board of directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.

     At fiscal year ended September 30, 2002, the aggregate value of illiquid or restricted securities subject to this limitation in the Bond IMMDEX(TM) Fund, Corporate Bond Fund, High Yield Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Strategic Income Fund, and U.S. Government Securities Fund was $3,160,500, $1,618,971, $960,000, $5,200,000,
     $7,134,805, $3,311,246, and $3,501,380, respectively. This represents 0.4%,
     0.7%, 1.8%, 0.5%, 1.1%, 2.0%, and 1.5%, of the Bond IMMDEX(TM) Fund,
     Corporate Bond Fund, High Yield Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Strategic Income Fund, and U.S. Government Securities Fund's total net assets, respectively.

     Information concerning restricted securities is as follows:

                              BOND IMMDEX(TM) FUND

                                                                          DATES
     SECURITY                                              PAR         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------
     Duty Free International                   $     6,450,000             7/99  $     6,422,846
     -------------------------------------------------------------------------------------------

                               CORPORATE BOND FUND

                                                                          DATES
     SECURITY                                              PAR         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------
     Aircraft Finance Trust                    $       901,385             2/00  $       829,818
     Juniper                                         1,000,000            11/01        1,000,000
     -------------------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

                                                                          DATES
     SECURITY                                              PAR         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------
     Parker Drilling                           $     1,000,000            05/02  $       995,359
     -------------------------------------------------------------------------------------------

                           INTERMEDIATE TERM BOND FUND

                                                                          DATES
     SECURITY                                              PAR         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------
     FHLMC, Series 2496, Class OA              $     5,000,000            09/02  $     5,177,857
     -------------------------------------------------------------------------------------------

                              SHORT TERM BOND FUND

                                                                          DATES
     SECURITY                                              PAR         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------
     Auto Bond Receivables Trust               $       106,397      11/98-11/00  $       106,396
     FNMA Pool #661645                               7,000,000            08/02        7,008,708
     Patten                                             19,063        7/95-9/00           18,850
     -------------------------------------------------------------------------------------------

                              STRATEGIC INCOME FUND

                                                                          DATES
     SECURITY                                       PAR/SHARES         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------
     Aircraft Finance Trust                    $       901,385             2/00  $       829,829
     Diamond Brands Operating                           50,000             4/98           50,000
     Glenoit                                           100,000        3/97-8/97          101,826
     Parker Drilling                                 1,000,000            05/02        1,013,130
     Pegasus Communications PFD                        172,129            10/97          110,500
     -------------------------------------------------------------------------------------------

                         U.S. GOVERNMENT SECURITIES FUND

                                                                          DATES
     SECURITY                                              PAR         ACQUIRED       COST BASIS
     -------------------------------------------------------------------------------------------

     Bear Stearns Mortgage Trust               $     3,432,725            04/02  $     3,447,581
     -------------------------------------------------------------------------------------------

     HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for Bond IMMDEX(TM) Fund, Intermediate Term Bond Fund, and U.S. Government Securities Fund, prior to September 24, 2001, is that of Firstar Bond IMMDEX(TM) Fund, Firstar Intermediate Bond Fund, and Firstar U.S. Government Securities Fund, respectively.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3>   FEES AND EXPENSES

     ADVISOR FEES - Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc., formerly known as U.S. Bancorp Piper Jaffray Asset Management, Inc. ("USBAM"), manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets.

     The fee for each Fund is equal to an annual rate as presented below applied to the Fund's average daily net assets.

     ---------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                                   0.30%
     Corporate Bond Fund                                                    0.70
     Fixed Income Fund                                                      0.50
     High Yield Bond Fund                                                   0.70
     Intermediate Term Bond Fund                                            0.50
     Short Term Bond Fund                                                   0.50
     Strategic Income Fund                                                  0.70
     U.S. Government Securities Fund                                        0.50
     ---------------------------------------------------------------------------

     USBAM waived fees during the most recently completed fiscal year so that the total Fund operating expenses did not exceed expense limitations described in the Funds' prospectus.

     The Funds may invest in First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses each FAIF Fund an amount equal to the investment advisory fee earned by FAF related to such investments.

     SUB-ADVISOR FEES - Federated Global Research Corp., a subsidiary of Federated Investors, Inc. ("Federated"), serves as sub-advisor to the Strategic Income Fund under an agreement with USBAM (the "Sub-Advisory Agreement"). For its services under the Sub-Advisory Agreement, Federated is paid a monthly fee by USBAM, calculated on an annual basis, equal to 0.20% of the first $25 million of the Fund's average daily net assets, 0.165% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.13% of the Fund's average daily net assets in excess of $50 million up to $100 million, and 0.105% of the Fund's average daily net assets in excess of $100 million.

     CO-ADMINISTRATION FEES - USBAM and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC ("USBFS"), (collectively, the "Administrators"), serve as Co-administrators pursuant to a Co-Administration agreement between the Administrators and FAIF. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the Co-Administration agreement, the Administrators are compensated to provide, or compensate other entities to provide services to the Funds. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Funds pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. In addition, the Funds pay the Administrators annual fees of $18,500 per class and additional per account fees for transfer agent services.

     For the fiscal year ended September 30, 2002, administration fees paid to USBAM and USBFS for the Funds included in this annual report were as follows:

     FUND                                                            AMOUNT (000)
     ----------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                         $         1,881
     Corporate Bond Fund                                                      657
     Fixed Income Fund                                                      3,430
     High Yield Bond Fund                                                     247
     Intermediate Term Bond Fund                                            2,220
     Short Term Bond Fund                                                   1,289
     Strategic Income Fund                                                    544
     U.S. Government Securities Fund                                          584
     ----------------------------------------------------------------------------

     CUSTODIAN FEES - U.S. Bank serves as the Funds' custodian pursuant to a custodian agreement with FAIF. The fee for each Fund is equal to an annual rate of 0.01% of average daily net assets, which is computed daily and paid monthly.

     DISTRIBUTION AND SHAREHOLDER SERVICING FEES - Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as the distributor of the Funds pursuant to a distribution agreement with FAIF. Under the respective distribution agreements, each of the Funds pays Quasar a monthly distribution and/or shareholder servicing fee at an annual rate of 0.25%, 1.00%, and 1.00% of each Fund's average daily net assets of the Class A shares, Class B shares, and Class C shares, respectively, which may be used by

     Quasar to provide compensation for sales support and distribution activities. FAIF has also adopted and entered into a shareholder service plan and agreement with Quasar. Each Fund pays to Quasar a monthly shareholder servicing fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class S shares. The Distributor is currently waiving fees equal to 0.10% of average daily net assets for Class A and Class S shares in the Intermediate Term Bond Fund and Short Term Bond Fund. No distribution or shareholder servicing fees are paid by Class Y shares.

     Under the distribution agreements, Quasar paid the following amounts to affiliates of USBAM for the fiscal year ended September 30, 2002:

     FUND                                                            AMOUNT (000)
     ----------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                              $    257
     Corporate Bond Fund                                                     97
     Fixed Income Fund                                                      324
     High Yield Bond Fund                                                    86
     Intermediate Term Bond Fund                                             77
     Short Term Bond Fund                                                   149
     Strategic Income Fund                                                   34
     U.S. Government Securities Fund                                         93
     ----------------------------------------------------------------------------

     OTHER FEES - In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the fiscal year ended September 30, 2002, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds are partners.

     SALES CHARGES - Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on redemptions made in Class B shares for the first six years. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                 CONTINGENT DEFERRED SALES CHARGE
                                                        AS A PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE                                 AMOUNT SUBJECT TO CHARGE
     ----------------------------------------------------------------------------
          First                                                    5.00%
          Second                                                   5.00%
          Third                                                    4.00%
          Fourth                                                   3.00%
          Fifth                                                    2.00%
          Sixth                                                    1.00%
          Seventh                                                  0.00%
          Eighth                                                   0.00%
     ----------------------------------------------------------------------------

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months.

     The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

     For the fiscal year ended September 30, 2002, sales charges paid to affiliates of USBAM for distributing the Funds' shares were as follows:

     FUND                                                            AMOUNT (000)
     ----------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                             $    285
     Corporate Bond Fund                                                    53
     Fixed Income Fund                                                     274
     High Yield Bond Fund                                                   40
     Intermediate Term Bond Fund                                            41
     Short Term Bond Fund                                                  200
     Strategic Income Fund                                                   4
     U.S. Government Securities Fund                                       211
     ----------------------------------------------------------------------------

4>   CAPITAL SHARE TRANSACTIONS

     FAIF has 420 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the Funds were as follows (000):

                                                                   BOND IMMDEX(TM)        CORPORATE BOND
                                                                              FUND                  FUND
--------------------------------------------------------------------------------------------------------
                                                     10/1/01    11/1/00    11/1/99    10/1/01    10/1/00
                                                          TO         TO         TO         TO         TO
                                                     9/30/02    9/30/01   10/31/00    9/30/02    9/30/01
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class A:
  Shares issued                                          537        827        308        281        346
  Shares issued in lieu of cash distributions            138        127        163         43         20
  Shares redeemed                                       (705)      (930)      (979)      (403)       (85)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --        623
--------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                               (30)        24       (508)       (79)       904
========================================================================================================
Class B:
  Shares issued                                          262        199         64        150        135
  Shares issued in lieu of cash distributions             17          7          4         78          8
  Shares redeemed                                        (71)       (12)       (38)      (536)       (18)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --      2,131
--------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                               208        194         30       (308)     2,256
========================================================================================================
Class C:
  Shares issued                                           67          2         --        198        568
  Shares issued in lieu of cash distributions              1         --         --         27         29
  Shares redeemed                                         (4)        --         --       (194)       (89)
--------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                64          2         --         31        508
========================================================================================================
Class S:
  Shares issued                                          560        387         --        249        123
  Shares issued in lieu of cash distributions             25          5         --         23         --
  Shares redeemed                                       (317)       (38)        --       (224)        --
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --        201
--------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                               268        354         --         48        324
========================================================================================================
Class Y(2):
  Shares issued                                        9,950      8,955      6,901      6,921      5,333
  Shares issued in lieu of cash distributions            807        671        736        136        130
  Shares redeemed                                     (8,554)    (4,864)    (5,692)    (4,243)    (5,766)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --      9,859
--------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                             2,203      4,762      1,945      2,814      9,556
========================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES              2,713      5,336      1,467      2,506     13,548
========================================================================================================

                                                           FIXED INCOME         HIGH YIELD BOND
                                                                   FUND                    FUND
-----------------------------------------------------------------------------------------------
                                                     10/1/01    10/1/00    10/1/01  8/30/01 (1)
                                                          TO         TO         TO           TO
                                                     9/30/02    9/30/01    9/30/02      9/30/01
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class A:
  Shares issued                                        4,694      5,029      5,839           17
  Shares issued in lieu of cash distributions            362        400        284           --
  Shares redeemed                                     (4,850)    (5,682)    (3,139)          --
  Shares issued in connection with the
   acquisition of Fund net assets                         --        393         --           --
-----------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                               206        140      2,984           17
===============================================================================================
Class B:
  Shares issued                                          417        399         98            4
  Shares issued in lieu of cash distributions             52         51          3           --
  Shares redeemed                                       (332)      (269)        (8)          --
  Shares issued in connection with the
   acquisition of Fund net assets                         --         67         --           --
-----------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                               137        248         93            4
===============================================================================================
Class C:
  Shares issued                                          626        596        601          486
  Shares issued in lieu of cash distributions             34         11         53            1
  Shares redeemed                                       (444)       (30)      (152)         (84)
-----------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                               216        577        502          403
===============================================================================================
Class S:
  Shares issued                                        1,039          2         15           --
  Shares issued in lieu of cash distributions            142         --          1           --
  Shares redeemed                                     (1,361)       (90)        (5)          --
  Shares issued in connection with the
   acquisition of Fund net assets                         --      3,173         --           --
-----------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                              (180)     3,085         11           --
===============================================================================================
Class Y (2):
  Shares issued                                       20,969     23,592      1,838          888
  Shares issued in lieu of cash distributions          1,640      2,004         89            4
  Shares redeemed                                    (37,873)   (48,136)      (166)          --
  Shares issued in connection with the
   acquisition of Fund net assets                         --     21,336         --           --
-----------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                           (15,264)    (1,204)     1,761          892
===============================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES            (14,885)     2,846      5,351        1,316
===============================================================================================

                                       70

                                                                 INTERMEDIATE TERM       SHORT TERM BOND
                                                                         BOND FUND                  FUND
--------------------------------------------------------------------------------------------------------
                                                     10/1/01    11/1/00    11/1/99    10/1/01    10/1/00
                                                          TO         TO         TO         TO         TO
                                                     9/30/02    9/30/01   10/31/00    9/30/02    9/30/01
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class A:
Shares issued                                          2,778      1,246        281      6,633      1,772
  Shares issued in lieu of cash distributions            228        100        123        438        319
  Shares redeemed                                     (2,667)    (1,172)    (1,040)    (4,170)    (2,205)
  Shares issued in connection with the
   acquisition of Fund net assets                         --      3,083         --         --      4,912
--------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                               339      3,257       (636)     2,901      4,798
========================================================================================================
Class B:
  Shares issued                                           --         49         16         --         --
  Shares issued in lieu of cash distributions             --          2          1         --         --
  Shares redeemed                                         --        (80)        (9)        --         --
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                --        (29)         8         --         --
========================================================================================================
Class C:
  Shares issued                                           --         --         --         --         --
  Shares issued in lieu of cash distributions             --         --         --         --         --
  Shares redeemed                                         --         --         --         --         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                --         --         --         --         --
========================================================================================================
Class S:
  Shares issued                                          645         95         --        388          4
  Shares issued in lieu of cash distributions             10         --         --          4         --
  Shares redeemed                                       (139)       (25)        --        (69)        --
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --         31
--------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                               516         70         --        323         35
========================================================================================================
Class Y (2):
  Shares issued                                       29,153     16,636     20,711     32,058      3,179
  Shares issued in lieu of cash distributions          1,547        901      1,053        557        199
  Shares redeemed                                    (21,788)   (12,060)    (9,506)   (12,544)    (3,209)
  Shares issued in connection with the
   acquisition of Fund net assets                         --     39,995         --         --     17,529
--------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                             8,912     45,472     12,258     20,071     17,698
========================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES              9,767     48,770     11,630     23,295     22,531
========================================================================================================

                                                       STRATEGIC INCOME                  U.S. GOVERNMENT
                                                                   FUND                  SECURITIES FUND
--------------------------------------------------------------------------------------------------------
                                                     10/1/01    10/1/00    10/1/01    11/1/00    12/1/99
                                                          TO         TO         TO         TO         TO
                                                     9/30/02    9/30/01    9/30/02    9/30/01   10/31/00
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class A:
Shares issued                                            354        839        961        225          5
  Shares issued in lieu of cash distributions            103        114         43         20         16
  Shares redeemed                                       (473)    (1,121)      (186)      (141)      (119)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --        251         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                               (16)      (168)       818        355        (98)
========================================================================================================
Class B:
  Shares issued                                          258        209        430         58          1
  Shares issued in lieu of cash distributions             16         11         12          5          1
  Shares redeemed                                        (40)       (87)       (69)       (23)       (16)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --        132         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                               234        133        373        172        (14)
========================================================================================================
Class C:
  Shares issued                                          419        428        529         10         --
  Shares issued in lieu of cash distributions             40         17          5         --         --
  Shares redeemed                                       (187)       (76)       (20)        --         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                               272        369        514         10         --
========================================================================================================
Class S:
  Shares issued                                           16         --        886      1,492        253
  Shares issued in lieu of cash distributions             --         --         99         38         36
  Shares redeemed                                        (15)        --       (805)      (284)      (627)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --         --         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                                 1         --        180      1,246       (338)
========================================================================================================
Class Y (2):
  Shares issued                                        4,613      5,129      3,231      2,479      1,790
  Shares issued in lieu of cash distributions            297        424        137        174         28
  Shares redeemed                                     (6,453)   (13,690)    (3,854)    (5,212)    (3,662)
  Shares issued in connection with the
   acquisition of Fund net assets                         --         --         --     14,096         --
--------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                            (1,543)    (8,137)      (486)    11,537     (1,844)
========================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES             (1,052)    (7,803)     1,399     13,320     (2,294)
========================================================================================================

(1)  Commencement of operations.
(2) On September 24, 2001, the Institutional Class of Bond IMMDEX(TM) Fund and U.S. Government Securities Fund was redesignated as Class Y.

5>   INVESTMENT SECURITY TRANSACTIONS

     During the fiscal year ended September 30, 2002, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                                      U.S. GOVERNMENT        OTHER INVESTMENT
                                                           SECURITIES              SECURITIES
                                               ----------------------------------------------
     FUND                                       PURCHASES       SALES   PURCHASES       SALES
     ----------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                     $   303,756 $   262,708  $  119,444  $   80,192
     Corporate Bond Fund                           58,562      68,012     237,799     200,166
     Fixed Income Fund                          1,211,938   1,212,564     309,853     437,835
     High Yield Bond Fund                           8,678      11,844      76,271      27,046
     Intermediate Term Bond
      Fund                                        216,277     158,865     203,658     214,068
     Short Term Bond Fund                         254,931     135,017     246,266     148,067
     Strategic Income Fund                         14,491      17,090      80,230      99,297
     U.S. Government Securities
      Fund                                        394,730     366,945      30,945      29,295
     ----------------------------------------------------------------------------------------

     At September 30, 2002, the total cost of securities for federal income tax purposes and the related aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows (000):

                                                  AGGREGATE     AGGREGATE                       FEDERAL
                                                      GROSS         GROSS                        INCOME
     FUND                                      APPRECIATION  DEPRECIATION            NET       TAX COST
     --------------------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                      $     64,782  $    (17,667)  $     47,115   $    773,702
     Corporate Bond Fund                             10,043        (9,732)           311        235,893
     Fixed Income Fund                               61,779        (4,762)        57,017      1,386,746
     High Yield Bond Fund                               595        (6,042)        (5,447)        57,691
     Intermediate Term Bond Fund                     60,969        (9,357)        51,612      1,009,799
     Short Term Bond Fund                            15,929          (537)        15,392        619,008
     Strategic Income Fund                            5,743       (17,208)       (11,465)       157,308
     U.S. Government Securities Fund                  6,089           (68)         6,021        246,876
     --------------------------------------------------------------------------------------------------

6>   SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of collateral held at September 30, 2002, with respect to such loans, from the program was as follows (000):

                                              MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                                              -------------------------------------------------------
                                                                            OTHER FIXED
                                                 REPURCHASE  MONEY MARKET        INCOME
     FUND                                        AGREEMENTS   INSTRUMENTS    SECURITIES         TOTAL
     ------------------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                     $     218,381  $     22,961  $    175,896  $    417,238
     Corporate Bond Fund                             33,165         3,487        26,712        63,364
     Fixed Income Fund                              232,132        24,407       186,971       443,510
     Intermediate Term Bond Fund                    233,556        24,557       188,118       446,231
     Short Term Bond Fund                           142,372        14,969       114,674       272,015
     ------------------------------------------------------------------------------------------------

     Effective January 1, 2002, USBAM began serving as the securities lending agent for the Funds. Prior to that date, U.S. Bank served as the securities lending agent for the Funds. The securities lending agent acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds. For these services, USBAM/U.S. Bank received for the fiscal year ended September 30, 2002, securities lending fees for the Funds included in this annual report. They were as follows:

     FUND                                                             AMOUNT(000)
     ----------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                              $  220
     Corporate Bond Fund                                                   15
     Fixed Income Fund                                                    256
     Intermediate Term Bond Fund                                          229
     Short Term Bond Fund                                                  77
     ----------------------------------------------------------------------------

7>   CONCENTRATION OF RISKS

     The Strategic Income Fund is subject to special risks associated with investing in foreign securities and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. The Strategic Income Fund is also subject to risks associated with investing in securities issued by issuers in emerging market countries. Because of the special risks associated with foreign investing, the Strategic Income Fund may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

     Strategic Income Fund and the High Yield Bond Fund invest in lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate and foreign debt obligations, which are commonly referred to as "junk bonds". Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds.

     Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

     The rating of long-term securities as a percentage of total value of investments at fiscal year ended September 30, 2002, is as follows:

     STANDARD & POOR'S/                       HIGH YIELD BOND      STRATEGIC INCOME
     MOODY'S RATINGS                                     FUND                  FUND
     ------------------------------------------------------------------------------
     AAA/Aaa                                                2%                   37%
     AA/Aa                                                 --
     A/A                                                   --                     2
     BBB/Baa                                               12                     6
     BB/Ba                                                 33                    19
     B/B                                                   51                    32
     CCC/Caa                                                2                     1
     C                                                     --                     1
     NR                                                    --                     2
     ------------------------------------------------------------------------------
                                                          100%                  100%

     Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their highest rating.

8>   FUND MERGERS

     On August 31, 2001, shareholders of FAIF approved the Agreement and Plan of Reorganization recommended by the Funds' board of directors, providing for the acquisition of Firstar Funds, Inc. On September 24, 2001, certain portfolios of FAIF, including newly formed shell portfolios (which were organized solely to acquire the assets and continue business of certain portfolios of the Firstar Funds) merged with certain portfolios of the Firstar Funds. The following table illustrates the specifics of the mergers of certain Funds included in this annual report (000):

                                                     ACQUIRED     SHARES ISSUED TO
                                                   FUND'S NET      SHAREHOLDERS OF      ACQUIRING FUND       COMBINED    TAX STATUS
ACQUIRED FUND            ACQUIRING FUND                ASSETS        ACQUIRED FUND          NET ASSETS     NET ASSETS   OF TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------
Firstar Aggregate        First American
  Bond Fund               Fixed Income Fund (1) $     281,309(2)                        $    1,256,927   $  1,538,236   Non-taxable
   Class A                  Class A                                            393
   Class B                  Class B                                             67
   Class Y                  Class S                                          3,173
   Institutional Class      Class Y                                         21,336

Firstar Intermediate     First American
 Bond Fund (1)            Intermediate
                          Term Bond Fund        $     381,127(3)                        $      553,802   $    934,929   Non-taxable
   Class A                  Class A                                          3,042
   Institutional Class      Class Y                                         36,748

Firstar Short Term       First American
 Bond Fund                Short Term
                          Bond Fund (1)         $     230,274(4)                        $      181,426   $    411,700   Non-taxable
   Class A                  Class A                                          4,912
   Class Y                  Class S                                             31
   Institutional Class      Class Y                                         17,529

Firstar Strategic        First American
 Income Fund              Corporate Bond
                          Fund (1)              $     127,046(5)                        $       95,071   $    222,117   Non-taxable
   Class A                  Class A                                          3,380
   Class B                  Class B                                          1,293
   Class C                  Class C                                          4,893
   Institutional Class      Class Y                                         85,505

(1) Accounting survivor
(2) Includes capital loss carryovers and unrealized appreciation in the amount of $3,378 and $9,475, respectively.
(3) Includes capital loss carryovers and unrealized appreciation in the amount of $18,090 and $14,167, respectively.
(4) Includes capital loss carryovers and unrealized appreciation in the amount of $3,259 and $7,180, respectively.
(5) Includes capital loss carryover and unrealized depreciation in the amount of $28,214 and $68, respectively.

     On November 27, 2000, the Class A and Class B shares of the Firstar Stellar U.S. Government Income Fund and the Class A, Class B, Class Y, and Institutional Class shares of the Mercantile U.S. Government Securities Portfolio were merged into a Firstar U.S. Government Securities Fund shell portfolio. The value of assets transferred at the time of the tax-free merger was $150,558 for the Firstar Stellar U.S. Government Income Fund and $62,369 for the Mercantile U.S. Government Securities Portfolio. Shares issued to shareholders of the Firstar Stellar U.S. Government Income Fund were 14,341 and 132 shares for Class A and Class B, respectively. Net assets at the time of the merger for Firstar Stellar U.S. Government Income Fund included capital loss carryovers and unrealized depreciation of $4,134 and $370, respectively.

     On November 27, 2000, the Class A, Institutional Class and Trust Class shares of the Mercantile Intermediate Corporate Bond Portfolio were merged into Class A, Class Y, and Class I shares of the Firstar Intermediate Bond Market Fund, respectively. The value of net assets transferred at the time of the tax-free merger was $34,628 for the Mercantile Intermediate Corporate Bond Portfolio. Shares issued to shareholders of the Mercantile Intermediate Corporate Bond Portfolio were 41, 4, and 3,248 shares for Class A, Class Y, and Class I, respectively.

9>   SUBSEQUENT EVENT

     Effective October 25, 2002, the Bond IMMDEX(TM) and Fixed Income Funds acquired substantially all of the assets of the Total Return Bond and Common Income (KS) Common Trust Funds (sponsored by U.S. Bank), respectively, in exchange for class Y shares of the respective First American Funds.

     THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. MOST SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED FOR INCOME TAX PURPOSES WILL BE SENT IN EARY 2003 ON FORM 1099. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

     Dear First American Investment Fund Shareholders:

     For the fiscal year ended September 30, 2002, each Fund has designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                                              LONG TERM           ORDINARY
                                                           CAPITAL GAIN             INCOME           RETURN OF              TOTAL
                                                          DISTRIBUTIONS      DISTRIBUTIONS             CAPITAL      DISTRIBUTIONS
     FUND                                                   (TAX BASIS)        (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
     ----------------------------------------------------------------------------------------------------------------------------
     Bond IMMDEX(TM) Fund                                             1%                99%                  0%               100%
     Corporate Bond Fund                                              0                100                   0                100
     Fixed Income Fund                                                0                 99                   1                100
     High Yield Bond Fund                                             0                 89                  11                100
     Intermediate Term Bond Fund                                      0                 98                   2                100
     Short Term Bond Fund                                             0                 97                   3                100
     Strategic Income Fund                                            0                100                   0                100
     U.S. Government Securities Fund                                  0                100                   0                100
     ----------------------------------------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS SEPTEMBER 30, 2002

Directors and Officers of the Fund

Independent Directors

                                  POSITION(S)    TERM OF OFFICE
                                  HELD           AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE            WITH FUND      TIME SERVED                               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Roger A. Gibson,                  Director       Term expiring earlier of death,           Vice President, Cargo - United Airlines,
1200 Algonquin Road,                             resignation, removal, disqualification,   since July 2001; Vice President, North
Elk Grove Village, Illinois                      or successor duly elected and qualified.  America-Mountain Region for United
60007 (56)                                       Director of FAIF since October 1997       Airlines (1995-2001)

Andrew M. Hunter III,             Director       Term expiring earlier of death,           Chairman, Hunter, Keith Industries, a
537 Harrington Road,                             resignation, removal, disqualification,   diversified manufacturing and services
Wayzata, Minnesota                               or successor duly elected and qualified.  management company, since 1975
55391 (55)                                       Director of FAIF since January 1997

Leonard W. Kedrowski,             Director       Term expiring earlier of death,           Owner, Executive and Management
16 Dellwood Avenue,                              resignation, removal, disqualification,   Consulting, Inc., a management
Dellwood, Minnesota                              or successor duly elected and qualified.  consulting firm, since 1992; Chief
55110 (61)                                       Director of FAIF since November 1993      Executive Officer, Creative Promotions
                                                                                           International, LLC, a promotional award
                                                                                           programs and products company, since
                                                                                           1999; Board member, GC McGuiggan
                                                                                           Corporation (DBA Smyth Companies) a
                                                                                           label printer, since 1993; Advisory
                                                                                           Board member, Designer Doors,
                                                                                           manufacturer of designer doors; from
                                                                                           1998-2002; acted as CEO of Graphics
                                                                                           Unlimited from 1996-1998

Richard K. Riederer,              Director       Term expiring earlier of death,           Retired; President and Chief Executive
741 Chestnut Road,                               resignation, removal, disqualification,   Officer, Weirton Steel (1995-2001);
Sewickley, Pennsylvania                          or successor duly elected and qualified.  Director, Weirton Steel (1993-2001)
15143 (58)                                       Director of FAIF since August 2001

Joseph D. Strauss,                Director       Term expiring earlier of death,           Chairman of FAF's and FAIF's Boards from
8525 Edinbrook Crossing,                         resignation, removal, disqualification,   1993 to September 1997 and of FASF's
Suite 5, Brooklyn Park,                          or successor duly elected and qualified.  Board from June 1996 to September 1997;
Minnesota 55443 (62)                             Director of FAIF since April 1991         President of FAF and FAIF from June 1989
                                                                                           to November 1989; Owner and Executive
                                                                                           Officer, Excensus TM LLC, a consulting
                                                                                           firm, since 2001; Owner and President,
                                                                                           Strauss Management Company, a Minnesota
                                                                                           holding company for various
                                                                                           organizational management business
                                                                                           ventures, since 1993; Owner, Chairman
                                                                                           and Chief Executive Officer, Community
                                                                                           Resource Partnerships, Inc., a strategic
                                                                                           planning, operations management,
                                                                                           government relations, transportation
                                                                                           planning and public relations
                                                                                           organization, since 1993; attorney at
                                                                                           law

                                                                                OTHER
                                  NUMBER OF PORTFOLIOS                          DIRECTORSHIPS
                                  IN FUND COMPLEX                               HELD BY
NAME, ADDRESS, AND AGE            OVERSEEN BY DIRECTOR                          DIRECTOR+
---------------------------------------------------------------------------------------------
Roger A. Gibson,                  First American Funds Complex: thirteen        None
1200 Algonquin Road,              registered investment companies,
Elk Grove Village, Illinois       including sixty nine portfolios
60007 (56)

Andrew M. Hunter III,             First American Funds Complex: thirteen        None
537 Harrington Road,              registered investment companies,
Wayzata, Minnesota                including sixty nine portfolios
55391 (55)

Leonard W. Kedrowski,             First American Funds Complex: thirteen        None
16 Dellwood Avenue,               registered investment companies,
Dellwood, Minnesota               including sixty nine portfolios
55110 (61)

Richard K. Riederer,              First American Funds Complex: thirteen        None
741 Chestnut Road,                registered investment companies,
Sewickley, Pennsylvania           including sixty nine portfolios
15143 (58)

Joseph D. Strauss,                First American Funds Complex: thirteen        None
8525 Edinbrook Crossing,          registered investment companies,
Suite 5, Brooklyn Park,           including sixty nine portfolios
Minnesota 55443 (62)

                                       76

                                  POSITION(S)    TERM OF OFFICE
                                  HELD           AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE            WITH FUND      TIME SERVED                               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,             Chair;         Chair term three years. Director term     Owner and President, Strategic
712 Linwood Avenue,               Director       expiring earlier of death, resignation,   Management Resources, Inc., a management
St. Paul, Minnesota                              removal, disqualification, or successor   consulting firm, since 1993; Executive
55105 (58)                                       duly elected and qualified. Chair of      Consultant for State Farm Insurance
                                                 FAIF's Board since September 1997;        Company since 1997; formerly President
                                                 Director of FAIF since August 1987        and Director, The Inventure Group, a
                                                                                           management consulting and training
                                                                                           company; President, Scott's, Inc., a
                                                                                           transportation company, and Vice
                                                                                           President of Human Resources, The
                                                                                           Pillsbury Company

James M. Wade,                    Director       Term expiring earlier of death,           Owner and President, Jim Wade Homes, a
2802 Wind Bluff Circle,                          resignation, removal, disqualification,   homebuilding company, since 1999
Wilmington, North Carolina                       or successor duly elected and qualified.
28409 (59)                                       Director of FAIF since August 2001

Interested Director(s)

John M. Murphy, Jr.,              Director       Term expiring earlier of death,           Executive Vice President, U.S. Bancorp
800 Nicollet Mall,                               resignation, removal, disqualification,   since January 1999; Minnesota State
Minneapolis, Minnesota                           or successor duly elected and qualified.  Chairman - U.S. Bancorp since 2000;
55402 (61) *                                     Director of FAIF since June 1999          Chairman and Chief Investment Officer,
                                                                                           First American Asset Management and U.S.
                                                                                           Bank Trust, N.A., and Executive Vice
                                                                                           President, U.S. Bancorp (1991-1999).

                                                                                OTHER
                                  NUMBER OF PORTFOLIOS                          DIRECTORSHIPS
                                  IN FUND COMPLEX                               HELD BY
NAME, ADDRESS, AND AGE            OVERSEEN BY DIRECTOR                          DIRECTOR+
---------------------------------------------------------------------------------------------
Virginia L. Stringer,             First American Funds Complex: thirteen        None
712 Linwood Avenue,               registered investment companies,
St. Paul, Minnesota               including sixty nine portfolios
55105 (58)

James M. Wade,                    First American Funds Complex: thirteen        None
2802 Wind Bluff Circle,           registered investment companies,
Wilmington, North Carolina        including sixty nine portfolios
28409 (59)

Interested Director(s)

John M. Murphy, Jr.,              First American Funds Complex: thirteen        None
800 Nicollet Mall,                registered investment companies,
Minneapolis, Minnesota            including sixty nine portfolios
55402 (61) *

Officers

                                  POSITION(S)    TERM OF OFFICE
                                  HELD           AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE            WITH FUND      TIME SERVED                               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,          President      Re-elected by the Board annually;         Chief Executive Officer of U.S. Bancorp
U.S. Bancorp Asset Management,                   President of FAIF since February 2001     Asset Management, Inc. since May 2001;
Inc., 800 Nicollet Mall,                                                                   Chief Executive Officer of First
Minneapolis, Minnesota 55402                                                               American Asset Management from December
(40)**                                                                                     2000 through May 2001 and of Firstar
                                                                                           Investment & Research Management Company
                                                                                           from February 2001 through May 2001;
                                                                                           Senior Managing Director and Head of
                                                                                           Equity Research of U.S. Bancorp Piper
                                                                                           Jaffray from October 1998 through
                                                                                           December 2000; Senior Airline Analyst
                                                                                           and Director of Equity Research of
                                                                                           Credit Suisse First Boston through 1998

Mark S. Jordahl, U.S. Bancorp     Vice           Re-elected by the Board annually; Vice    Chief Investment Officer of U.S. Bancorp
Asset Management, Inc.,           President -    President - Investments of FAIF since     Asset Management, Inc. since September
800 Nicollet Mall, Minneapolis,   Investments    September 2001                            2001; President and Chief Investment
Minnesota 55402 (42)**                                                                     Officer, ING Investment Management -
                                                                                           Americas (September 2000 to June 2001);
                                                                                           Senior Vice President and Chief
                                                                                           Investment Officer, ReliaStar Financial
                                                                                           Corp. (January 1998 to September 2000);
                                                                                           Executive Vice President and Managing
                                                                                           Director, Washington Square Advisers
                                                                                           (January 1996 to December 1997)

Jeffery M. Wilson, U.S. Bancorp   Vice           Re-elected by the Board annually; Vice    Senior Vice President of U.S. Bancorp
Asset Management, Inc.,           President -    President - Administration of FAIF since  Asset Management, Inc. since May 2001;
800 Nicollet Mall, Minneapolis,   Administration March 2000                                Senior Vice President of First American
Minnesota 55402 (46)**                                                                     Asset Management through May 2001

Robert H. Nelson, U.S. Bancorp    Treasurer      Re-elected by the Board annually;         Senior Vice President of U.S. Bancorp
Asset Management, Inc.,                          Treasurer of FAIF since March 2000        Asset Management, Inc. since May 2001;
800 Nicollet Mall, Minneapolis,                                                            Senior Vice President of First American
Minnesota 55402 (39)**                                                                     Asset Management from 1998 through May
                                                                                           2001 and of Firstar Investment &
                                                                                           Research Management Company from
                                                                                           February 2001 through May 2001; Senior
                                                                                           Vice President of Piper Capital
                                                                                           Management Inc. through 1998

James D. Alt, 50 South Sixth      Secretary      Re-elected by the Board annually;         Partner, Dorsey & Whitney LLP, a
Street, Suite 1500, Minneapolis,                 Assistant Secretary of FAIF from          Minneapolis-based law firm
Minnesota 55402 (51)                             September 1998 through June
                                                 2002.Secretary of FAIF since June 2002.

Michael J. Radmer, 50 South       Assistant      Re-elected by the Board annually;         Partner, Dorsey & Whitney LLP, a
Sixth Street, Suite 1500,         Secretary      Assistant Secretary of FAIF since March   Minneapolis-based law firm
Minneapolis, Minnesota                           2000; Secretary of FAIF from September
55402 (57)                                       1999 through March 2000

Kathleen L. Prudhomme,            Assistant      Re-elected by the Board annually;         Partner, Dorsey & Whitney LLP, a
50 South Sixth Street,            Secretary      Assistant Secretary of FAIF since         Minneapolis-based law firm
Suite 1500, Minneapolis,                         September 1998
Minnesota 55402 (49)

Douglas G. Hess, 615 E.           Assistant      Re-elected by the Board annually;         Assistant Vice President, Fund Compliance
Michigan Street, Milwaukee,       Secretary      Assistant Secretary of FAIF since         Administrator, U.S. Bancorp Fund
Wisconsin 53202 (35)**                           September 2001                            Services, LLC (FKA Firstar Mutual Fund
                                                                                           Services, LLC) since March 1997

* Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of securities issued by U.S. Bancorp.
** Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.
   Bancorp Asset Management, Inc., which serves as investment advisor for FAIF. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.
+ Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

BOARD OF DIRECTORS      FIRST AMERICAN INVESTMENT FUNDS, INC.

          ROGER GIBSON
          Director of First American Investment Funds, Inc.
          Vice President of North America-Mountain Region for United Airlines

          ANDREW HUNTER III
          Director of First American Investment Funds, Inc.
          Chairman of Hunter, Keith Industries, Inc.

          LEONARD KEDROWSKI
          Director of First American Investment Funds, Inc.
          Owner and President of Executive and Management Consulting, Inc.

          JOHN MURPHY JR.
          Director of First American Investment Funds, Inc.
          Executive Vice President of U.S. Bancorp

          RICHARD RIEDERER
          Director of First American Investment Funds, Inc.
          Retired; former President and Chief Executive Officer of Weirton Steel

          JOSEPH STRAUSS
          Director of First American Investment Funds, Inc.
          Former Chairman of First American Investment Funds, Inc. Owner and President of Strauss Management Company

          VIRGINIA STRINGER
          Chairperson of First American Investment Funds, Inc.
          Owner and President of Strategic Management Resources, Inc.

          JAMES WADE
          Director of First American Investment Funds, Inc.
          Owner and President of Jim Wade Homes

[FIRST AMERICAN FUNDS(TM) LOGO]

DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

Please refer to the prospectus which contains more complete information on the First American Funds, including risks, fees, and expenses. Please read it carefully before investing or sending money. This report must be preceded or accompanied by a current prospectus.

Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CO-ADMINISTRATORS
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

     U.S. BANCORP FUND SERVICES, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street, 2nd floor
     Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     220 South Sixth Street
     Suite 1400
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Suite 1500
     Minneapolis, Minnesota 55402



FIRST AMERICAN FUNDS                                             Bulk Rate
P.O. Box 1330                                                  U.S. Postage
Minneapolis, MN 55440-1330                                         Paid
                                                                 Mpls. MN
In an attempt to reduce shareholder costs and help            Permit No 26388
eliminate duplication, First American Funds will
try to limit their mailing to one report for each             USPS Maller 881
address that lists one or more shareholders with               Approved Poly
the same last name. If you would like additional copies, please call First American Funds Investor
Services at 800.677.FUND. Visit us at
firstamericanfunds.com.

2255-02   11/2002   AR-BOND